SUPPLEMENTAL STATEMENT DATED MAY 5, 2001
                   STANDARD & POOR'S DEPOSITARY RECEIPTS(R)
                                   ("SPDRs")
                             SPDR TRUST, SERIES 1
           (A Unit Investment Trust organized in the United States)
                            ----------------------
  This Supplemental Statement ("Supplemental Statement") amends and supplements the Statement dated May 3, 2001 ("3 May Statement") issued by the SPDR Trust, Series 1 (the "Trust") pursuant to the Seventh Schedule of the Companies Act, Chapter 50 of Singapore.
  The 3 May Statement and this Supplemental Statement shall be read and construed as one document and this Supplemental Statement shall be read and considered to be part of the 3 May Statement and without prejudice to the generality of the foregoing, where the context so allows, references in the 3 May Statement to "this Statement", howsoever expressed, shall be read and construed as references to the 3 May Statement as amended and supplemented by this Supplemental Statement. A copy of this Supplemental Statement is lodged with and registered by the Registrar of Companies in Singapore who takes no responsibility for its contents.
  The 3 May Statement shall be and is hereby amended by the following:

    (1) by deleting the second paragraph in Section 7 of the 3 May Statement and substituting therefor the following paragraph:

    "The Sponsor and the Trustee will make arrangements with CDP for the forwarding to CDP account holders of any investor communications from the Trust, including annual reports, prospectuses and any communications and materials relating to investor meetings. Such arrangement will be reflected in a Depository Agreement ("CDP Depository Agreement") to be entered into between the Sponsor and the Trustee with CDP. Pursuant to the CDP Depository Agreement, CDP will make available to the Trustee a listing of the SPDRs unitholdings of its securities accounts and the holdings of its Depository Agents. The Trustee shall provide CDP with sufficient copies of each investor communication, in such form, number and at such place as CDP may reasonably request, in order that such communication may be transmitted, directly or indirectly, to investors. In addition, the Trust shall reimburse CDP for its costs of providing the Trustee with the foregoing information and for CDP's fees and expenses for such transmission."
    (2) the US Prospectus which is incorporated by reference in the 3 May Statement shall be modified as follows:
      (a) by deleting the copyright notice at the bottom of the cover page and substituting therefor "COPYRIGHT 2001 by PDR Services LLC", and
      (b) references to "ALPS Mutual Funds Services, Inc." contained in the Distributor section on page B-28 and the Underwriting section on page B-37 shall be deleted and substituted with "ALPS Distributors, Inc. (formerly ALPS Mutual Funds Services, Inc.)".

PDR Services LLC
as Sponsor to the Trust
May 5, 2001

STATEMENT DATED MAY 3, 2001

                   STANDARD & POOR'S DEPOSITARY RECEIPTS(R)
                                 ("SPDRs(R)")

                             SPDR TRUST, SERIES 1
           (A Unit Investment Trust organized in the United States)

                            ----------------------

                         STATEMENT ISSUED PURSUANT TO
                          THE SEVENTH SCHEDULE OF THE
                    COMPANIES ACT, CHAPTER 50 OF SINGAPORE

       This Statement incorporates the Prospectus dated January 24, 2001 issued by the SPDR Trust, attached hereto

                            ----------------------

Application has been made to the Singapore Exchange Securities Trading Limited ("SGX-ST") for permission to deal in and for quotation of all the SPDRs already issued as well as those SPDRs which may be issued from time to time. Such permission will be granted when the SPDR Trust, Series 1 has been admitted to the Official List of the SGX-ST. The SGX-ST assumes no responsibility for the correctness of any of the statements made or opinions expressed in this Statement and admission to the Official List of the SGX-ST is not to be taken as an indication of the merits of the SPDR Trust, Series 1 or the SPDRs.

                     STANDARD & POOR'S DEPOSITARY RECEIPTS
                                 ("SPDRs(R)")

                             SPDR TRUST, SERIES 1

                              SINGAPORE STATEMENT

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SPDR TRUST, SERIES 1.......................................................  S-3

CORPORATE INFORMATION......................................................  S-5

TRADING AND SETTLEMENT.....................................................  S-6

GENERAL AND STATUTORY INFORMATION.......................................... S-10

"S&P(R)," "S&P 500(R)," "Standard & Poor's 500(R)," "Standard & Poor's Depositary Receipts(R)" and "SPDRs(R)" are trademarks of The McGraw-Hill Companies, Inc. PDR Services LLC and American Stock Exchange LLC are permitted to use these trademarks pursuant to a License Agreement with Standard & Poor's, a division of The McGraw-Hill Companies, Inc. The Trust, however, is not sponsored by or affiliated with Standard & Poor's or The McGraw-Hill Companies, Inc.

                             SPDR TRUST, SERIES 1

  This Statement, relating to the SPDR Trust, Series 1 ("Trust"), which is issued pursuant to the Seventh Schedule of the Companies Act, Chapter 50 of Singapore, has been lodged with and registered by the Registrar of Companies in Singapore who takes no responsibility for its contents.

  This Statement incorporates the attached Prospectus dated January 24, 2001 issued by the Trust ("US Prospectus"). Terms defined in the US Prospectus shall have the same meaning when used in this Statement.

  The Trust is a unit investment trust organized in the United States ("US") that issues securities called Standard & Poor's Depositary Receipts or "SPDRs," which represent an undivided ownership interest in the portfolio of stocks held by the Trust. The portfolio consists of substantially all of the component common stocks which comprise the Standard & Poor's 500 Composite Stock Price Index(R) ("S&P 500 Index"). All SPDRs are denominated in US dollars ($).

  PDR Services LLC ("Sponsor"), the sponsor of the Trust, accepts full responsibility for the accuracy of information contained in this Statement, other than that given in the US Prospectus under the heading "Report of Independent Accountants", and confirms, having made all reasonable enquiries, that to the best of its knowledge and belief there are no other facts the omission of which would make any statement in this Statement misleading.

  The Trust is governed by a trust agreement ("Trust Agreement") between State Street Bank and Trust Company ("Trustee"), the trustee of the Trust, and the Sponsor dated as of January 1, 1993 and effective as of January 22, 1993, as amended by an Amendment Agreement dated as of January 19, 1996 and an Amendment Agreement dated as of September 1, 1997. Terms defined in the Trust Agreement shall have the same meaning when used in this Statement.

  Copies of the Trust Agreement are available for inspection, free of charge, at the offices of State Street Bank and Trust Company at 225 Franklin Street, Boston, Massachusetts, US 02110, or by contacting Hon Cheung, Managing Director, State Street Global Advisors, at 8 Shenton Way, 17-01 Temasek Tower, Singapore 068811, by telephone at 8839-505/1/, during normal Singapore business hours.

  Investors should seek professional advice to ascertain (a) the possible tax consequences, (b) the legal requirements and (c) any foreign exchange restrictions or
-----------
/1/State Street Global Advisors will hold copies of the Trust Agreement for inspection by investors; however, it is not in any way acting as an agent for or acting as the Trustee.

exchange control requirements which they may encounter under the laws of the countries of their citizenship, residence or domicile and which may be relevant to the subscription, holding or disposal of SPDRs.

  Investors in the SPDR Trust, Series 1 are advised to carefully consider the risk factors set out under the heading "RISK FACTORS AND SPECIAL
CONSIDERATIONS" on pages B-39 to B-42 of the US Prospectus, and to refer to paragraph 15 of this Statement for a discussion of the US and Singapore tax consequences of an investment in SPDRs.

ENQUIRIES

  All enquiries about the SPDR Trust, Series 1 or requests for additional copies of this Statement should be directed to an investor's local broker.

IMPORTANT: READ AND RETAIN THIS STATEMENT FOR FUTURE REFERENCE

                             CORPORATE INFORMATION

Sponsor to the Trust:              PDR Services LLC
                                   c/o The American Stock Exchange
                                   86 Trinity Place
                                   New York, New York
                                   US 10006

Legal advisers to the Sponsor as   Carter, Ledyard & Milburn
to US law:                         2 Wall Street
                                   New York, New York
                                   US 10005

Legal advisers to the Sponsor as   Stamford LLC
to Singapore law:                  6 Battery Road, #25-01,
                                   Singapore 049909
                                   Singapore
                                   Attn: Lee Suet Fern

Trustee:                           State Street Bank and Trust
                                   Company 225 Franklin Street
                                   Boston, Massachusetts
                                   US 02110

Legal advisors to the Trustee as   Allen & Gledhill
to Singapore law:                  36 Robinson Road, #18-01,
                                   City House, Singapore 068877
                                   Singapore
                                   Attn: Choo Wai Hong

Auditors:                          PricewaterhouseCoopers LLP
                                   160 Federal Street
                                   Boston, Massachusetts
                                   US 02110

US Distributor of Creation Units:  ALPS Distributors, Inc. (formerly
                                    ALPS Mutual Funds Services,
                                   Inc.)
                                   370 17th Street, Suite 3100
                                   Denver, Colorado
                                   US 80202

                            TRADING AND SETTLEMENT

  SPDRs are listed for trading under the market symbol SPY on the SGX-ST where they may be bought and sold in the secondary market at any time during the trading day. SPDRs may also be purchased by Authorized Participants directly from the Trust in the US by placing orders through the US Distributor in a minimum unit, called a "Creation Unit," of 50,000 SPDRs or multiples thereof. Creation Units may also be redeemed through a tender to the Trustee in the US. All Creation Unit purchases and redemptions are done "in kind" only in the US, that is, through the delivery or receipt of a specified portfolio of securities. For additional details, please consult pages A-2, B-43 to B-50 and B-72 to B-78 in the US Prospectus attached hereto.

  As with other securities, investors will pay negotiated brokerage commissions and typical Singapore clearing fees and applicable taxes. In addition, cash dividends to be distributed to investors in Singapore will be net of expenses incurred by CDP (defined below), and where such expenses exceed the amount of the dividends, the investors will not receive any distributions. Brokerage commissions may be subject to Goods and Services Tax ("GST") of 3%. There will be a Singapore clearing fee, which is currently at the rate of 0.05% of the transacted value (up to a maximum of $50 per transaction). Clearing fees may be subject to GST in Singapore of 3%. SPDRs are traded in US dollars ($) on the SGX-ST in 10 unit round lots. The primary trading market for SPDRs is in the US, where SPDRs are listed on the American Stock Exchange LLC ("American Stock Exchange"). The term "market day" as used in this Statement means a business day in which transactions in SPDRs can be executed and settled. Trading of SPDRs on the SGX-ST may be halted if the Trust fails to comply with continuing listing requirements and advertising guidelines of the SGX-ST.

  With respect to holders of SPDRs in Singapore, the trading and settlement process, the system through which they receive distributions or the manner in which information may be made available, among other aspects, may differ from the information set forth in the US Prospectus. Holders of SPDRs in Singapore should read this Statement carefully and all enquiries in relation hereto should be directed to their local brokers.

1.General

  SPDRs are issued by the Trust in the form of certificateless securities which are eligible "book-entry-only" securities of The Depository Trust Company ("DTC"). As "book-entry-only" securities, SPDRs are represented as global securities on the DTC system and are registered in the name of Cede & Co. as nominee for DTC and deposited with, or on behalf of, DTC.

  The Central Depository (Pte) Limited ("CDP") has entered into linking agreements with the National Securities Clearing Corporation ("NSCC"), by which CDP has access to DTC's depository and custodial services for subdepositing US securities. CDP, through such linking agreements, has an account sponsored by NSCC which is known as Sponsored Account No. 5700 ("Sponsored Account"), and is recognized by NSCC as a record owner for the SPDRs credited to the Sponsored Account. CDP through the linking agreements may receive SPDRs from or deliver SPDRs to accounts maintained by member participants in DTC ("DTC Participants").

  Settlement of dealings through the CDP system may be effected only by Depository Agents of CDP or holders of SPDRs who have their own direct securities accounts with CDP. Investors may open a direct securities account with CDP or a securities sub-account with any Depository Agent to hold their SPDRs in CDP. The term "Depository Agent" shall have the same meaning ascribed to it in section 130 A of the Companies Act, Chapter 50 of Singapore.

  Through the delivery mechanisms discussed below, it is possible for investors to purchase SPDRs in Singapore and sell them in the US and vice versa. Although both CDP and DTC, within their own respective market settlements, provide for Delivery Versus Payment and Free-of-Payment transfers of securities, all of the linked transfers between the two depositories are effected only on a Free-of-Payment basis (i.e., there is no related cash movement to parallel the securities movement. Any related cash transfers may only be effected outside DTC and CDP directly between the buyer and seller through their own arrangements). Investors should be aware that Singapore time is generally 12 hours ahead of Eastern Day Light Savings time (13 hours Eastern Standard time) in New York, and that the American Stock Exchange and the SGX-ST are not open at the same time. Because of this time difference between the Singapore and US markets, trading in SPDRs between the two markets cannot simultaneously occur.

  All dealings in, and transactions of, SPDRs in Singapore must be effected for settlement through the computerised book-entry (scripless) settlement system in the CDP. Investors should ensure that SPDRs sold on SGX-ST are available for settlement in their CDP account no later than the third market day following the transaction date.

  Investors' holdings of SPDRs in their CDP account will be credited or debited for settlement on the third market day following the transaction date. A transaction will fail if SPDRs are not in an investor's CDP account for settlement on such day, and will be subject to the buy-in cycle on the fourth market day following the transaction date.

  In the absence of unforeseen circumstances, the delivery of SPDRs into and out of CDP will take a minimum of one market day after the duly completed documentation has been submitted to CDP for processing, assuming that the investor has given proper instructions to his or her DTC Participant. Instructions and forms received by CDP after 10 a.m. Singapore time on a given market day will be treated as being received on the next market day and, as such, will be processed on the next market day.

2.Delivery of SPDRs to CDP for Trading on the SGX-ST

  Investors who hold SPDRs in DTC's system in the US and wish to trade them on the SGX-ST can direct delivery of the SPDRs to CDP; this book-entry transfer to CDP's Sponsored Account at DTC may be effected only on a Free-of-Payment basis, and is subject to special procedures that will help to identify the relevant CDP Depository Agent. Investors may deliver their SPDRs by informing their Singapore broker or Depository Agent to submit delivery instructions to CDP, together with the applicable CDP delivery fee and GST, no later than 10 a.m. Singapore time on the specified delivery date. Investors must concurrently instruct their DTC Participant to deliver such SPDRs into the Sponsored Account on the delivery date. Upon notification that its Sponsored Account has been credited, CDP will accordingly credit SPDRs to the investor's account.

  Investors should ensure that their SPDRs are delivered into their securities account with CDP in time for settlement. In the event an investor cannot deliver the SPDRs for settlement pursuant to the trade, the SGX may buy-in against him or her.

3.Delivery of SPDRs out of CDP for Trading on the American Stock Exchange

  (a) Investors who hold SPDRs with CDP and wish to trade on the American Stock Exchange must arrange to deliver the SPDRs into their accounts with their DTC Participant for settlement of any such trade, which will occur on the third market day following the transaction date. For such delivery, investors must submit a duly completed CDP delivery form together with the applicable CDP delivery fee and GST through their Singapore broker or Depository Agent, no later than 10 a.m. Singapore time on the third market day following the specified delivery date in the US. Investors must concurrently instruct their DTC Participant to expect receipt of the relevant number of SPDRs from the Sponsored Account. Upon receipt of the duly completed CDP delivery form, CDP will debit the investor's securities account for the relevant number of SPDRs and then instruct DTC to deliver the SPDRs to the DTC Participant account as specified by the investor.

  (b) An investor who buys SPDRs on the SGX-ST and sells on the American Stock Exchange on the same day must instruct CDP to deliver the SPDRs to his or her DTC Participant account no later than 10 a.m. Singapore time on the US settlement date PROVIDED that the investor is a sub-account holder of CDP's Depository Agent and the purchase on the SGX-ST is tagged as a Delivery Versus Payment ("DVP") settlement. The Depository Agent of the investor must send an instruction to deliver the relevant number of SPDRs from its sub-account to the CDP via CDP's Delivery Versus Payment Foreign Broker ("DVP-FB") Computer System no later than 10 a.m. Singapore time on the US settlement date. Upon affirming the delivery instruction, CDP will instruct DTC to deliver the SPDRs from the Sponsored Account to the DTC Participant account as specified by the investor.

                           EXCHANGE RATES AND RISKS

  The SPDRs traded on the SGX-ST are denominated and traded in US dollars. SPDRs may only be created or redeemed in US dollars in the manner set out in the US Prospectus. Similarly, the distributions which may be made by the Trustee are in US dollars. To the extent a Singapore investor wishes to convert such US dollar holdings or distributions to Singapore dollars, fluctuations in the exchange rate between the Singapore dollar and the US dollar may affect the value of the proceeds from a currency conversion.

                       GENERAL AND STATUTORY INFORMATION

1.Appointment of Auditors

  The Trust Agreement provides that the accounts of the Trust shall be audited, as required by US law, by independent certified public accountants designated from time to time by the Trustee.

2.Duties and Obligations of the Trustee

  The key duties and obligations imposed on the Trustee under the Trust Agreement are summarized as follows:

    (i) the Trustee will accept on behalf of the Trust deposits of Portfolio Deposits and be authorized to effect registration or transfer of the Securities in its name or the name of its nominee or the nominee of its agent;

    (ii) the Trustee must hold money received pursuant to the Trust Agreement as a deposit for the account of the Trust;

    (iii) the Trustee shall not be liable for the disposition of money or securities or evaluation performed under the Trust Agreement except by reason of its own gross negligence, bad faith, wilful misconduct, wilful malfeasance or reckless disregard of its duties and obligations under the Trust Agreement;

    (iv) the Trustee is not obligated to appear in, prosecute or defend any action if it is of the opinion that it may involve it in expense or liability unless it is furnished with reasonable security and indemnity against such expense or liability; if reasonable indemnity is provided, the Trustee shall, in its discretion, undertake such action as it may deem necessary to protect the Trust and the rights and interest of all beneficial owners;

    (v) the Trustee must provide to brokers/underwriters accounts of the Trust audited by the auditors of the Trust, and the brokers/underwriters will deliver such accounts to beneficial owners;

    (vi) in performing its functions under the Trust Agreement the Trustee will not be held liable except by reason of its own gross negligence, bad faith, wilful misconduct or wilful malfeasance for any action taken or suffered to be taken by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred on it or reckless disregard of its duties and obligations;

    (vii) the Trustee must ensure that no payment made to the Sponsor is for expenses of the Trust, except for payments not in excess of amounts and for purposes prescribed by the US Securities and Exchange Commission and authorized by the Trust Agreement;

    (viii) the Trustee must keep proper books of record and account of all transactions under the Trust Agreement, including the creation and redemption of Creation Units, at its offices, and keep such books open for inspection by any beneficial owner at all reasonable times during usual business hours;

    (ix) the Trustee must make such reports and file such documents as are required by the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 and US state or federal tax laws and regulations;

    (x) the Trustee must keep a certified copy of the Trust Agreement, together with the Indenture for each Trust Series then in effect and a current list of Securities therein, on file at its office and make the same available for inspection; and

    (xi) the Trustee must charge and direct from the assets of the Trust all expenses and disbursements incurred under the Trust Agreement, or shall reimburse itself from the assets of the Trust or the sale of securities in the Trust for any advances made out of its own funds for such expenses and disbursements.

3.Contracts

  A holder of a SPDR is not required, obliged or entitled in connection with the Trust to enter into any contract with any person or corporation whether by way of lease or otherwise.

4.Vesting of Assets in the Trust

  The Trustee has legal title to all securities and other property in which funds of the Trust are invested, all funds held for such investment, all equalisation, redemption, and other special funds of the Trust, and all income upon accretions to, and proceeds of such property and funds, and the Trustee is required to segregate and hold the same in trust until distribution thereof to the holders of the SPDRs.

5.Redemption

  The Trust is not administered by a management company, and there is no obligation of the Sponsor or the Trustee to redeem any SPDRs. As described on pages B-72 to B-78 in the US Prospectus, it is the Trust itself that is obligated to effect the redemption (although it is the Trustee acting as agent for the Trust that will actually effect the redemption).

6.Transfer of SPDRs

  As described on page S-6 of this Statement, Cede & Co., as nominee for DTC, will be the registered owner of all outstanding SPDRs on the DTC system. Beneficial ownership of SPDRs will be shown on the records of DTC or its participants. Beneficial ownership records for holders of SPDRs in Singapore will be maintained at CDP.

  No certificates will be issued in respect of SPDRs. Transfers of SPDRs between investors will normally occur through the trading mechanism of the SGX-ST or the American Stock Exchange as described on pages B-32 to B-33, B-50 to B-52 and B-82 in the US Prospectus and in this Statement.

7.Meetings of Holders of SPDRs; Voting; Distribution of Annual Reports

  The Trust is not required by law to convene meetings of beneficial owners of the SPDRs.

  No arrangements have been made by CDP, the Trust or DTC for the forwarding to CDP account holders of any investor communications from the Trust, including any communications and materials relating to investor meetings. However, CDP has advised the Sponsor that it has made arrangements to distribute to the Singapore brokers any annual reports and other documents received by it from the Trustee. CDP has advised the Sponsor that it has also made arrangements for the distribution to the Singapore brokers of any communications and materials relating to investor meetings, including proxy forms received by it from the Trustee. Investors holding SPDRs via CDP will have to obtain such investor communications from their Singapore brokers and may not obtain such communications or materials in relation to any investor meetings in time to enable them to exercise their rights as investors.

8.Declaration

  It is hereby declared that no SPDRs shall be created or issued pursuant to this Statement later than 12 months, or such other period as may be prescribed by the law for the time being in force, after the date of this Statement.

9.Allotment of SPDRs

  A Distribution Agreement was entered into as of September 29, 1997 between
(1) the Sponsor, (2) the Trust and (3) ALPS Mutual Funds Services, Inc., now ALPS Distributors, Inc. ("ALPS"), the US Distributor, pursuant to which the Trust and the Sponsor retained ALPS to:

    (i) act as the exclusive distributor for the creation and distribution of SPDRs in aggregations of 50,000 SPDRs;

    (ii) hold itself available to receive and process orders for Creation Units of SPDRs; and

    (iii) to enter into arrangements with dealers.

  It is the duty of the Trust and the Sponsor to create the aggregations of 50,000 SPDRs and to request DTC to record on its books the ownership of such SPDRs in such amounts as ALPS has requested, as promptly as practicable after receipt by the Trustee of the requisite portfolio of securities and any applicable cash component from the creator of the Creation Units or other entities having a Participant Agreement with the Trustee. Participant Agreements must be entered into between the Trustee and all other persons who are creating Creation Units.

10.Borrowing Powers

  There are no borrowing powers conveyed in the Trust Agreement.

11.Sponsor and Trustee

  Sponsor

  PDR Services LLC was originally organized as a corporation under Delaware US law, and was subsequently converted into a limited liability company in Delaware on April 6, 1998. It is wholly owned by the American Stock Exchange, and was formed in Delaware to act as sponsor for American Stock Exchange's exchange traded funds and other unit investment trusts. The Sponsor will remain the Sponsor of the Trust until it is removed, it resigns or the Trust Agreement is terminated. Although the Sponsor is entitled to, it receives no remuneration for the services it renders as Sponsor.

  Trustee

  State Street Bank and Trust Company is a bank and trust company organized under the laws of the Commonwealth of Massachusetts, US in 1961, the culmination of a series of mergers among 13 predecessors, the oldest of which, Union Bank, was founded in 1792. The Trustee is a wholly owned subsidiary of State Street Corporation, a financial holding company. The Trustee will remain the Trustee of the Trust until it is removed, it resigns or the Trust Agreement is terminated. The remuneration received by the Trustee in its capacity as Trustee of the Trust is described in the US Prospectus and reflected in the financial statements contained therein. Absent gross negligence, bad faith, wilful misconduct or wilful malfeasance on its part or reckless disregard of its duties and obligations under the Trust Agreement, the Trustee shall be indemnified from the Trust and held harmless against any loss, liability or expense incurred arising out of or in connection with the acceptance or administration of the Trust and any actions taken in accordance with the provisions of the Trust Agreement.

12.Exercise of Voting Rights on Underlying Securities

  The Trustee (rather than the beneficial owners of SPDRs) has the right to vote all of the voting stocks in the Trust, as Trustee. It must vote the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstain from voting. There are no restrictions on the Trustee's right to vote securities or SPDRs when such securities or SPDRs are owned by the Trustee in its individual capacity.

13.Adjustments to Securities Held by the Trust

  The Trust's portfolio securities are not managed and the Trustee adjusts such securities from time to time to maintain the correspondence between the composition and weightings of the securities held by the Trust and the S&P 500 Index.

14.Distributions to Beneficial Owners

  The Trustee receives all dividends and other cash distributed with respect to the underlying securities in the Trust (including monies realized by the Trustee from the sale of options, warrants or other similar rights received on such securities), and distributes them (less fees, expenses and any applicable taxes) through DTC and the DTC Participants to the beneficial owners of the SPDRs. A description of the distribution process is contained on pages B-79 to B-82 of the US Prospectus. These distribution arrangements will be the same for holders of SPDRs in Singapore, who will receive their distribution entitlements through CDP. Cash dividends distributed to investors in Singapore will be net of expenses incurred by CDP. Where such expenses exceed the amount of the dividend, investors will not receive any dividend.

15.Important Tax Information

A.CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

  The following is a general description of the material US federal income tax consequences of the ownership and disposition of SPDRs applicable to a holder of SPDRs who, for purposes of US taxation and any applicable tax treaty or convention, has not been and will not be a US citizen or resident, a corporation organized in the US, or an estate or trust which is taxable by the US on all of its income regardless of source ("non-resident holder").

  This description is for general information purposes only and is based on the US Internal Revenue Code of 1986, as amended ("Code"), Treasury regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as in effect on the date hereof and all of which are subject to change. The tax treatment of a non-resident holder may vary depending upon his or her particular situation. Certain non-resident holders may be subject to special rules not discussed below. The discussion below does not address the effect of any state, local or foreign tax law on a non-resident holder, and does not address non-resident holders engaged in business in the US. Purchasers of SPDRs are advised to consult their own tax advisors with respect to an investment in the SPDRs.

 Tax Consequences of Trust Units Ownership

  Ordinary Income Dividends

  Dividends paid by the Trust from its investment company taxable income (which includes dividends, interest and the excess of net short-term capital gains over net long-term capital losses) to non-resident holders will generally be subject to US withholding tax at a rate of thirty percent (30%). The amount will be withheld by the dividend paying agent from all dividend distributions. If a non-resident holder does not provide the appropriate IRS Form W-8, US tax may be withheld at the higher rate of thirty-one percent (31%) (see "Backup Withholding Rules" below).

  In certain circumstances, the thirty percent (30%) withholding tax rate may be reduced pursuant to an income tax treaty. Treaty benefits are generally available only to persons that are qualified residents of a country with which the US has a treaty, and who provide a US Internal Revenue Service ("IRS") Form W-8BEN certifying entitlement to such benefits. There is currently no income tax treaty between the US and Singapore.

  Treatment of Capital Gain Distributions and Sales Proceeds

  Capital gain distributions (distributions from the excess of net long-term capital gains over net short-term capital losses) to non-resident holders and proceeds from the sale of Trust Units by a non-resident holder will generally not be subject to US withholding tax.

 Backup Withholding Rules

  "Backup withholding" is required on the payment of certain amounts to US persons, in order to enforce collection of income taxes owed by such persons. In general, non-US persons are exempt from US "backup withholding." In order to establish such exemption, however, a non-resident holder generally must supply appropriate documentation (generally, an IRS Form W-8BEN) to the paying agent (or its agent) or to the financial institution through which the non-resident holder holds SPDRs. Payments that cannot be reliably associated with documentation are generally presumed to be made to a US payee who is not an exempt recipient, in which case thirty-one percent (31%) backup withholding will apply to all payments.

  As an exception to this general rule, a payee is presumed to be foreign if certain indicia of foreign status exist. Additionally, a payment that would be subject to withholding tax if made to a foreign person and which is exempt from backup withholding as a payment to a non-US account is presumed to be made to a foreign payee. Accordingly, ordinary dividends paid to a non-US account would generally be subject to withholding tax at the rate of thirty percent (30%).

  Payments to foreign intermediaries are subject to a special set of presumptions summarized below. Foreign intermediaries generally include foreign financial institutions, foreign clearing organizations, foreign branches or offices of a US financial institution or US clearing organization, and certain foreign corporations.

  If the foreign intermediary has not provided a valid intermediary withholding certificate, it is generally treated as an undocumented owner of the payment. A determination must then be made, based on factors set forth in the tax regulations, whether to treat the payee as an individual, trust, estate, corporation, or partnership. If the payee is presumed to be an individual, trust, estate, or partnership, it is presumed to be a US person who is not an exempt recipient and the thirty-one percent (31%) backup withholding rules would apply to all payments. If the payee is presumed to be a corporation, then it is also presumed to be a US person. However, if the amount paid consists of an amount that is subject to withholding, such as dividends, the corporate payee is presumed to be a foreign payee if there are indicia of foreign status, in which case withholding tax at the thirty percent (30%) rate is imposed.

  If the foreign intermediary (other than a qualified intermediary that has assumed primary withholding responsibility) has provided a valid intermediary withholding certificate, but the intermediary's withholding certificate is unreliable either because the withholding agent or payor has not been given sufficient information to determine the proper amount of withholding or because some or all of the underlying certificates that are required to be attached are lacking or are unreliable, the payment is presumed to be made to a foreign payee for whom the foreign intermediary collects the payment. Therefore, a dividend is subject to withholding tax at the thirty percent (30%) rate.

  The amount of any "backup withholding" (in contrast to the thirty percent (30%) withholding tax imposed on ordinary dividends) from a payment to a non-resident holder will be allowed as a credit against the non-resident holder's US federal income tax liability and may entitle such non-resident holder to a refund from the IRS to the extent such "backup withholding" is not needed to satisfy the thirty percent (30%) withholding tax liability that may have otherwise been imposed on such payment, provided that the required information is furnished to the IRS.

 US Estate Tax

  The estate of a non-resident individual holder of SPDRs may be subject to US estate tax on the value of such SPDRs, which are considered US situs property for such purposes. An estate tax credit is currently available for the estates of non-residents, the effect of which is to exempt up to $60,000 of US situs property. US estate tax is imposed at graduated rates, the highest of which is currently fifty-five percent (55%). If the holder is a qualified resident of a country with which the US maintains an estate tax treaty, the SPDRs may be exempt from estate tax. There is currently no estate tax treaty between the US and Singapore.

  The estate of a non-resident individual holder of Trust Units that is subject to US estate tax must generally file an IRS Form 706-NA ("United States Estate (and Generation-Skipping Transfer) Tax Return--Estate of non-resident not a citizen of the US") within nine months of the non-resident individual holder's date of death. Subject to certain exceptions, if the estate of the non-resident alien takes a tax return position that any estate tax treaty of the US overrules or modifies any provision of the Code and thereby effects (or potentially effects) a reduction of estate tax, the estate must disclose such position on a statement attached to such return in the form required by US Treasury regulations. The requirement of attaching a statement to the estate tax return is generally satisfied by attaching an IRS Form 8833 ("Treaty-Based Return Position Disclosure under Section 6114 or 7701(b)") to such return. If a tax return would not otherwise be required to be filed, a tax return must nevertheless be filed for purposes of making the required disclosures discussed above.

  The US estate tax is a lien against a non-resident decedent's assets for ten years unless the tax is paid in full or otherwise provided for in accordance with US Treasury regulations. Upon payment in full (or provision for such payment) of the US estate tax liability, a transfer certificate will be issued permitting the non-resident decedent's assets to be transferred without liability.

  The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the US and foreign tax consequences to them of an investment in SPDRs.

B.CERTAIN SINGAPORE TAX CONSIDERATIONS

  The following is a general description on material Singapore income tax, capital gains tax, stamp duty and estate duty consequences of the ownership and disposal of SPDRs. The discussion below is not intended to constitute a complete analysis of all tax consequences relating to ownership and disposal of SPDRs by a person who, for purposes of taxation in Singapore, is regarded a Singapore resident taxpayer or otherwise. Prospective investors of SPDRs should consult their own tax advisors concerning the tax consequences of their particular situations. This description is based on laws, regulations and interpretations now in effect and available as of the date of this Statement. The laws, regulations and interpretations, however, may change at any time, and any change could be retroactive. These laws and regulations are also subject to various interpretations and the relevant tax authorities or the courts could later disagree with the explanations or conclusions set out below.

 General

  Singapore resident taxpayers, such as individuals who are residing in Singapore and companies which are controlled or managed in Singapore, are subject to Singapore income tax on income accruing in or derived from Singapore or received in Singapore from outside Singapore.

  A corporate taxpayer is regarded as a tax resident in Singapore if the company's business is controlled and managed in Singapore (for example, if the board of directors meets and conducts the company's business in Singapore). An individual is regarded as resident in Singapore if the individual is physically present in Singapore or exercises an employment in Singapore (other than as a director of a company) for 183 days or more in a calendar year, or if the individual resides in Singapore.

  The corporate tax rate in Singapore is 25.5% for the year of assessment 2001. For the year of assessment 2002, the applicable rate will be 24.5%.

 Ordinary Income Dividends

  Dividends paid by the Trust on SPDRs received by a Singapore resident individual in Singapore will be liable to tax in Singapore. The rate of tax will vary according to the individual's circumstances but is subject to a maximum rate of 28% for the year of assessment 2001. For the year of assessment 2002, the applicable rate will be 26%.

  Dividends on SPDRs received by a Singapore resident company in Singapore will be liable to tax in Singapore at the corporate income tax rate, unless an exemption or concessionary rates are applicable to them.

 Gains on Disposal of the SPDRs

  Singapore does not impose tax on capital gains. However, gains or profits from any trade, business, profession or vocation will be subject to Singapore income tax. In addition, short-term gains from the sale of real property and shares in unlisted companies with substantial real property or real property related assets in Singapore may be construed to be of an income nature and subject to Singapore income tax.

  Any profits from the disposal of SPDRs are not taxable in Singapore unless the seller is regarded as having derived gains of an income nature, in which case, such profits would be taxable.

 Stamp duty

  Stamp duty is not applicable to electronic transfers of the SPDRs through the CDP system.

 Estate duty

  Singapore estate duty is imposed on the value of most movable and immovable property situated in Singapore owned by individuals who are not domiciled in Singapore, subject to specific exemption limits. Singapore estate duty is imposed on the value of most immovable property situated in Singapore and on most movable property, wherever it may be, owned by individuals who are domiciled in Singapore, subject to specific exemption limits. SPDRs are considered to be movable property situated outside Singapore.

  SPDRs held by an individual who is domiciled in Singapore are subject to Singapore estate duty upon such individual's death. Singapore estate duty is payable to the extent that the value of the SPDRs aggregated with any other assets subject to Singapore estate duty exceeds SGD600,000. Unless other exemptions apply to the other assets, for example, the separate exemption limit for residential properties, any excess beyond SGD600,000 will be taxed at 5% on the first SGD12,000,000 of the individual's Singapore chargeable assets and thereafter at 10%. Prospective investors should consult their own tax advisors regarding the Singapore estate duty consequences of their ownership of SPDRs.

Prospectus

                   STANDARD & POOR'S DEPOSITARY RECEIPTS(R)
                                 ("SPDRs(R)")

                             SPDR Trust, Series 1

                           (A Unit Investment Trust)

                            ----------------------

  . SPDR Trust is a Pooled Investment Designed to Closely Track the Price and Yield Performance of the S&P 500(R) Index.

  . SPDR Trust Portfolio Holds All of the S&P 500 Index Stocks.

  . Each SPDR Represents an Undivided Ownership Interest in the SPDR Trust Portfolio.

  . The SPDR Trust Issues and Redeems SPDRs Only in Multiples of 50,000 SPDRs (called "Creation Units") in Exchange for S&P 500 Index Stocks and Cash.

  . Individual SPDRs Trade on the American Stock Exchange Like Any Other Equity Security.

  . Minimum Trading Unit: 1 SPDR.

                            ----------------------

                           SPONSOR: PDR SERVICES LLC
                 (Solely Owned by American Stock Exchange LLC)



                               [LOGO OF SPDR(R)]
                            ----------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ----------------------

           This Prospectus consists of two parts: Part A and Part B.
                   Prospectus Part A Dated January 24, 2001

                            ----------------------



                     COPYRIGHT(R) 1999 by PDR Services LLC

              STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRs(R)")
                             SPDR TRUST, SERIES 1

                               TABLE OF CONTENTS

FRONT COVER PAGE
SPDRs PROSPECTUS PART A--HIGHLIGHTS

 SPDRs Are Ownership Interests in the SPDR Trust.........................   A-2
 SPDRs Trade on the American Stock Exchange..............................   A-2
 The SPDR Trust Issues and Redeems SPDRs in Multiples of 50,000 SPDRs
  called "Creation Units"................................................   A-2
 Brokerage Commissions on SPDRs..........................................   A-3
 SPDRs Are Based on a Broad Market Index.................................   A-3
 SPDRs Should Closely Track the Value of the Underlying S&P 500 Index
  Stocks.................................................................   A-3
 Expenses of the Trust...................................................   A-3
 SPDRs Make Periodic Dividend Payments...................................   A-4
 The Trustee Votes the Underlying Shares.................................   A-5
 Termination of the SPDR Trust...........................................   A-5
 Risk Factors............................................................   A-5
 SPDRs PROSPECTUS PART B
 Essential Information...................................................   B-2
 Report of Independent Accountants.......................................   B-4
 Statement of Assets and Liabilities.....................................   B-5
 Statement of Operations.................................................   B-6
 Statement of Changes in Net Assets......................................   B-7
 Financial Highlights....................................................   B-8
 Notes to Financial Statements...........................................   B-9
 Schedule of Investments.................................................  B-13
 Prospectus Summary......................................................  B-28
 Risk Factors and Special Considerations.................................  B-39
 General.................................................................  B-39
 Net Asset Value and Market Prices.......................................  B-41
 Trading Considerations..................................................  B-41
 Market Risks............................................................  B-41
 The Trust...............................................................  B-43
 Creation of Creation Units..............................................  B-43
 Procedures for Creation of Creation Units...............................  B-46
 Placement of Creation Orders Using SPDR Clearing Process................  B-48
 Placement of Creation Orders Outside SPDR Clearing Process..............  B-48
 Book-Entry-Only System..................................................  B-50
 The Portfolio...........................................................  B-53
 Adjustments to the Portfolio............................................  B-53


                           TABLE OF CONTENTS cont'd

 Adjustments to the Portfolio Deposit....................................  B-57
 Selection and Acquisition of Securities.................................  B-60
 The S&P 500 Index.......................................................  B-60
 License Agreement.......................................................  B-63
 Exchange Listing........................................................  B-64
 Tax Status of the Trust.................................................  B-65
 Tax Consequences to Beneficial Owners...................................  B-65
 Continuous Offering of SPDRs............................................  B-68
 Expenses of the Trust...................................................  B-69
 Redemption of SPDRs.....................................................  B-72
 Procedure for Redemption of SPDRs.......................................  B-73
 Placement of Redemption Orders Using SPDR Clearing Process..............  B-76
 Placement of Redemption Orders Outside SPDR Clearing Process............  B-77
 Valuation...............................................................  B-78
 Administration of the Trust.............................................  B-78
 Records.................................................................  B-78
 Voting..................................................................  B-79
 Distributions to Beneficial Owners......................................  B-79
 Trust Supervision.......................................................  B-82
 Statements to Beneficial Owners.........................................  B-82
 Register of Ownership and Transfer......................................  B-82
 Rights of Beneficial Owners.............................................  B-82
 Amendment...............................................................  B-83
 Termination.............................................................  B-84
 Resignation, Removal and Liability......................................  B-85
 The Trustee.............................................................  B-85
 The Sponsor.............................................................  B-87
 Sponsor.................................................................  B-88
 Trustee.................................................................  B-88
 Depository..............................................................  B-88
 Legal Opinion...........................................................  B-88
 Independent Accountants.................................................  B-88
 Code of Ethics..........................................................  B-89
 Information and Comparisons Relating to Trust, Secondary Market Trading,
  Net Asset Size, Performance and Tax Treatment..........................  B-89
 Dividend Reinvestment Service...........................................  B-97
 Glossary of Defined Terms...............................................  B-98


"S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", "Standard & Poor's Depositary Receipts(R)" and "SPDRs(R)" are trademarks of The McGraw-Hill Companies, Inc. PDR Services LLC and American Stock Exchange LLC are permitted to use these trademarks pursuant to a License Agreement with Standard & Poor's, a division of The McGraw-Hill Companies, Inc. The Trust, however, is not sponsored by or affiliated with Standard & Poor's or The McGraw Hill-Companies, Inc.

                      SPDRs PROSPECTUS PART A--HIGHLIGHTS

 .   SPDRs ARE OWNERSHIP INTERESTS IN THE SPDR TRUST

  The SPDR Trust (the "Trust") is a unit investment trust that issues securities called Standard & Poor's Depositary Receipts or "SPDRs". SPDRs represent an undivided ownership interest in the portfolio of stocks held by the SPDR Trust. The SPDR Trust holds all of the common stocks of the Standard & Poor's 500 Composite Stock Price Index(R) (the "S&P 500 Index") and is intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500 Index.

 .   SPDRs TRADE ON THE AMERICAN STOCK EXCHANGE

  SPDRs are listed for trading on the American Stock Exchange (the "Exchange"). SPDRs are bought and sold in the secondary market like ordinary shares of stock at any time during the trading day. SPDRs are traded on the Exchange in 100 SPDR round lots, but can be traded in odd lots of as little as 1 SPDR. Note that trading of SPDRs on the Exchange will be halted under the circumstances described in the paragraphs below relating to the risks of investing in SPDRs.

 .   THE SPDR TRUST ISSUES AND REDEEMS SPDRs IN MULTIPLES OF 50,000 SPDRs
    CALLED "CREATION UNITS"

  The Trust only issues SPDRs in specified large-sized minimum numbers (50,000 SPDRs or multiples thereof) referred to as "Creation Units." Most SPDR holders however, purchase and sell SPDRs in the secondary trading market on the Exchange, in lots of any size.

  Creation Units are issued by the Trust to anyone who, after placing a creation order with the Distributor, deposits with State Street Bank and Trust Company, the "Trustee" of the Trust, a specified portfolio of S&P 500 Index securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.

  SPDRs are not individually redeemable, except upon termination of the Trust. SPDRs can be redeemed only by tendering to the Trust 50,000 SPDRs (or multiples thereof)--the same Creation Unit-sized minimum number. The Trust will then deliver a portfolio of S&P 500 Index securities (based on net asset value ("NAV") of the Trust), together with a cash payment (generally equal to accumulated dividend (net of expenses) as of the date of redemption) to the redeeming holder.

  Procedures to be followed when engaging in these "creation" and redemption transactions are set forth in Part B of this Prospectus.

 .   BROKERAGE COMMISSIONS ON SPDRs

  Secondary market purchases and sales of SPDRs are subject to ordinary brokerage commissions.

 .   SPDRs ARE BASED ON A BROAD MARKET INDEX

  The Sponsor selected the S&P 500 Index, composed of 500 publicly traded stocks, as the basis for SPDRs because it is well-known to investors and, in the opinion of the Sponsor, constitutes a representative segment of the market of all publicly traded stocks. Current information regarding the market value of the S&P 500 Index is available from market information services. Standard & Poor's obtains information for inclusion in or for use in the calculation of the S&P 500 Index from sources which S&P considers reliable, but neither S&P, the Sponsor, the Trust nor the Exchange accepts responsibility for or guarantees the accuracy and/or completeness of the S&P 500 Index or any data included in it.

 .   SPDRs SHOULD CLOSELY TRACK THE VALUE OF THE UNDERLYING S&P 500 INDEX
    STOCKS

  To maintain the correspondence between the composition and weightings of securities held by the Trust (the "Securities") and the stocks in the S&P 500 Index, the Securities will be adjusted by the Trustee from time to time to conform to periodic changes in the identity and/or relative weightings of S&P 500 Index stocks. The SPDR Trust Agreement contains directions to the Trustee specifying how changes to the S&P 500 Index are to be replicated by the Trust.

  The value of SPDRs will fluctuate in relation to changes in the value of the Trust's portfolio of securities. However, at any point in time, the market price of each individual SPDR may not be identical to the net asset value of such SPDR. Historically, these two valuations have been very close. See Part B of this Prospectus for a description of the comparisons of market price and net asset value. Of course, these comparisons only reflect past performance and no guarantee can be made of future performance.

  The current value of the S&P 500 Index will ordinarily continue to be reported even when trading is interrupted in some or all of its component stocks. In that event, the reported index level will be based on the current market price of those stocks still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in the S&P 500 Index.

 .   EXPENSES OF THE TRUST

  Fees and expenses to be charged to the Trust are described in Part B of this Prospectus and include, among other costs, the Trustee's fees, S&P licensing fees, federal registration fees and expenses of the Sponsor relating to the printing and distribution of marketing materials. The expenses of the Trust will be accrued daily and reflected in the net asset value of the Trust. Before reflecting waivers and credits, the Trust is currently accruing ordinary operating expenses at an annual rate of 0.1200%*.

           Estimated Trust Annual Ordinary Operating Expenses

                                                            As a % of
                                                         Trust Net Assets
                                                         ----------------
      Current Trust Annual Ordinary Operating Expenses
      Trustee's Fee 10:8:6 bps                                0.0633 %
      S & P License Fee                                       0.0335 %
      Registration Fees                                       0.0138 %
      Marketing                                               0.0400 %
      Other Operating Expenses                                0.0037 %
                                                             -------
        Total:                                                0.1543 %
      Trustee Waiver 12.00 bps*                              (0.0343)%
                                                             -------
      Net Expense After Waiver                                0.1200 %
      Trustee Reduction for Balance Credits*                 (0.0144)%
                                                             -------
      Net Expenses after Waivers and Reductions               0.1056 %
                                                             =======

  Future accruals will depend primarily on the level of the Trust's net assets and the level of expenses.

  *The Trustee has agreed to waive a portion of its fee until March 9, 2002. Thereafter, the Trustee reserves the right to discontinue this voluntary waiver policy in the future. Therefore, there is no guarantee that the Trust's ordinary operating expenses will not exceed 0.1200% of the Trust's daily net asset value. Trust expenses were further reduced by a Trustee's earnings credit of 0.0144% of the Trust's daily net asset value. This Trustee's earnings credit is a reduction of Trust expenses as a result of uninvested cash balances in the Trust. The appropriate annual ordinary operating expense figure, for comparative purposes, is 0.1200%.

 .   SPDRs MAKE PERIODIC DIVIDEND PAYMENTS

  SPDR holders will be paid on the last Business Day of April, July, October and January an amount corresponding to the amount of any cash dividends on the Trust's portfolio of securities during the applicable period, net of fees and expenses associated with operation of the Trust. Because of such fees and expenses, the dividend yield for SPDRs will ordinarily be less than that of the S&P 500 Index. The SPDR holder should be aware of the tax consequences associated with Trust dividends, as well as those associated with SPDR sales or redemptions. Investors should consult their tax advisors in this regard.

 .   THE TRUSTEE VOTES THE UNDERLYING SHARES

  The Trustee will vote any voting stocks held by the Trust in the same proportion as all other voting shares of such stocks are voted. Consequently, holders of SPDRs will not be able to vote the shares of the stocks underlying the SPDRs.

 .   TERMINATION OF THE SPDR TRUST

  The SPDR Trust has a specified lifetime term. The Trust is scheduled to terminate no later than January 22, 2118, but it may terminate earlier under certain circumstances described in Part B of this Prospectus.

  Trading of SPDRs cannot occur after termination of the underlying Trust. Upon termination, the Trust may be liquidated, and SPDR holders at that time will receive a distribution of their pro rata share of the assets of the Trust, net of certain fees and expenses.

 .   RISK FACTORS

  Investors can lose money by investing in SPDRs. Investors should carefully consider the risk factors described below together with all of the other information included in Part B of this Prospectus before deciding to invest in SPDRs.

 .   SPDRs are subject to the risks of any investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline. A significant decline in the value of the Trust's portfolio can be expected to result in a similar decline in value of the corresponding SPDRs. Therefore, the value an investor receives from the sale of a SPDR may be less than the investor's original purchase price.

 .   Investors should understand that the Trust may never be able to replicate exactly the performance of the S&P 500 Index because of the operational fees and expenses incurred by the Trust or because of the temporary unavailability of certain S&P 500 Index securities.

 .   Investors cannot be assured that the issuers of securities held by the
    Trust will pay dividends, and distributions on such securities will generally depend upon the declaration of dividends by the securities' issuers.

 .   The market price that an investor pays per SPDR on the Exchange may differ from the net asset value of the SPDR. This difference in price may be due to the fact that the supply and demand in the market for SPDRs at any point in time is not always identical to the supply and demand in the market for the underlying basket of S&P 500 Index securities.

 .   Investors will not be able to sell SPDRs during any period that the
    Exchange halts trading in SPDRs. The Exchange may halt the trading of SPDRs under certain circumstances described in Part B of this Prospectus, for example, as a result of the activation of market-wide "circuit breakers," or whenever Exchange officials determine that it is appropriate in the interest of a fair and orderly market or to protect investors.

 .   The Exchange maintains certain requirements to list securities, including
    SPDRs, on the Exchange. Investors cannot be assured that the Trust will continue to meet the requirements necessary to maintain the listing of SPDRs on the Exchange or that the Exchange will not change the listing requirements. The Trust may be terminated if SPDRs are delisted from the Exchange.

 .   The Sponsor of the Trust has been granted a license to use the S&P 500
    Index as a basis for determining the composition of the Trust and to use certain trade names and trademarks of Standard & Poor's. The Trust may be terminated if the license agreement is terminated.

 .   The Trust may also be terminated if the net asset value of the entire
    Trust falls below $350,000,000.

 .   SPDRs are subject to the risk that extraordinary events may cause any of the providers of services to the Trust, such as the Trustee or the Sponsor, to close or otherwise fail to perform its obligations to the Trust. In the event of such a failure, if no suitable successor is available or willing to assume the obligations of its predecessor, the Trust then will be terminated.

                   STANDARD & POOR'S DEPOSITARY RECEIPTS(R)
                                 ("SPDRs(R)")

                             SPDR Trust, Series 1

                           (A Unit Investment Trust)

                            ----------------------



                               [LOGO OF SPDR(R)]

                     COPYRIGHT(R) 1999 by PDR Services LLC

                            ----------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ----------------------

           This Prospectus consists of two parts: Part A and Part B.
                   Prospectus Part B Dated January 24, 2001

                            ----------------------

    SPDR PROSPECTUS PART B--ESSENTIAL INFORMATION AS OF SEPTEMBER 30, 2000+

Number of SPDRs                       168,873,406

Fractional Undivided Interest in
Trust Represented by each SPDR        1/168,873,406/th/

Record Date:                          Quarterly, on the second Business Day
                                      after the third Friday in each of March, June, September and December.++

Dividend Payment Dates:               Quarterly, on the last Business Day of
                                      April, July, October and January.++

Trustee's Annual Fee:                 From 6/100 of one percent to 10/100 of
                                      one percent, based on NAV of the Trust,
                                      as the same may be reduced by certain
                                      amounts, plus (or minus) the Adjustment
                                      Amount.+++

Estimated Ordinary Operating
Expenses of the Trust:                12/100 of one percent (0.12%) (inclusive
                                      of Trustee's annual fee).+++

Net Asset Value per SPDR (based on
the value of the Securities, other
net assets of the Trust and number
of SPDRs outstanding)                 $143.83

Evaluation Time:                      Closing time of the regular trading
                                      session on the New York Stock Exchange,
                                      Inc. (ordinarily 4:00 p.m. New York
                                      time).

Licensor:                             Standard & Poor's, a division of The
                                      McGraw-Hill Companies, Inc.

Mandatory Termination Date:           The first to occur of (i) January 22,
                                      2118 or (ii) the date 20 years after the death of the last survivor of eleven persons named in the Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993.

Discretionary Termination:            Trust may be terminated if at any time
                                      the value of the securities held by the
                                      Trust is less than $350,000,000, as such
                                      amount shall be adjusted for
                                      inflation.++++
-----------
   + The Trust Agreement became effective and the initial deposit was made on
     January 22, 1993 (the "Initial Date of Deposit").
  ++ See "Administration of the Trust--Distributions to Beneficial Owners". +++ Ordinary operating expenses of the Trust are currently being accrued at an annual rate of 0.1200%; future accruals will depend primarily on the level of the Trust's net assets and the level of Trust expenses. The Trustee has agreed to waive a portion of its fee until March 9, 2002. Thereafter, the Trustee reserves the right to discontinue this voluntary waiver policy in the future. Therefore, there is no guarantee that the Trust's ordinary operating expenses will not exceed 0.1200% of the Trust's daily NAV. The Sponsor has undertaken that the ordinary operating expenses of the Trust as calculated by the Trustee will not be permitted to exceed an amount which is 0.1845% of the daily NAV of the Trust. Such amount may be changed and may exceed 0.1845%. See "Expenses of the Trust".
++++ The Trust may also be terminated under other circumstances. See
     "Administration of the Trust--Termination".

SPDR Trust Series 1
Report of Independent Accountants

-------------------------------------------------------------------------------

To the Trustee and Unitholders of
SPDR Trust Series 1

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SPDR Trust Series 1 (the "Trust") at September 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 20, 2000

SPDR Trust Series 1
Statement of Assets and Liabilities
September 30, 2000

--------------------------------------------------------------------------------

Assets
  Investments in securities, at value (cost $25,340,490,062).... $24,277,778,819
  Cash..........................................................      67,319,556
  Receivable for investments sold...............................         298,748
  Receivable for SPDR's issued in-kind..........................          84,529
  Dividends receivable..........................................      18,070,746
                                                                 ---------------
Total Assets....................................................  24,363,552,398
                                                                 ===============
Liabilities
  Income distributions payable..................................      54,993,036
  Due to Sponsor................................................      11,044,299
  Accrued Trustee fees..........................................         948,237
  Accrued expenses and other liabilities........................       7,937,500
                                                                 ---------------
Total Liabilitities.............................................      74,923,072
                                                                 ---------------
Net Assets...................................................... $24,288,629,326
                                                                 ===============
Net assets represented by:
  Paid in surplus relating to 168,873,406 units of fractional undivided interest ("SPDRs") outstanding; unlimited units
    authorized.................................................. $25,877,826,504
  Distribution in excess of net investment income...............      (8,038,996)
  Accumulated net realized loss on investments..................    (518,446,939)
  Net unrealized depreciation on investments....................  (1,062,711,243)
                                                                 ---------------
Net Assets...................................................... $24,288,629,326
                                                                 ===============
Net asset value per SPDR ($24,288,629,326/168,873,406 SPDRs).... $        143.83
                                                                 ===============


See accompanying notes to financial statements

SPDR Trust Series 1
Statements of Operations
--------------------------------------------------------------------------------

                                For the year    For the year    For the year
                                   ended           ended            ended
                               September 30,   September 30,    September 30,
                                    2000            1999             1998
                               --------------  --------------  ---------------
Investment Income
 Dividend income (a).......... $  208,907,333  $  162,164,007  $    93,269,315
                               --------------  --------------  ---------------
Expenses
 Trustee expense..............     15,167,823      13,488,118        6,990,046
 Marketing expense............      7,324,559       4,795,915        2,213,340
 S&P license fee..............      6,142,144       4,264,396        2,504,990
 SEC registration expense.....      2,526,019         670,400        1,125,070
 Legal and audit services.....        155,000         120,000          229,520
 Amortization of organization
  costs.......................            --              --            35,416
 Other expenses...............        280,001         244,966          130,705
                               --------------  --------------  ---------------
Total expenses................     31,595,546      23,583,795       13,229,087
 Rebate from Sponsor..........            --              --          (410,301)
 Rebate from Trustee..........     (5,472,178)     (2,002,824)      (1,149,645)
                               --------------  --------------  ---------------
Net expenses..................     26,123,368      21,580,971       11,669,141
Trustee earnings credit.......     (2,634,976)       (700,001)        (488,977)
                               --------------  --------------  ---------------
Net expenses after Trustee
 earnings credits.............     23,488,392      20,880,970       11,180,164
                               --------------  --------------  ---------------
Net Investment Income.........    185,418,941     141,283,037       82,089,151
                               --------------  --------------  ---------------
Realized and Unrealized Gain
 on Investments
 Net realized gain on
  investment transactions.....  2,168,957,337   2,248,743,945    1,878,084,944
 Net increase in unrealized
  appreciation (depreciation).   (629,335,586)    219,582,548   (1,707,909,730)
                               --------------  --------------  ---------------
Net Realized and Unrealized
 Gain on Investments..........  1,539,621,751   2,468,326,493      170,175,214
                               --------------  --------------  ---------------
Net increase in net assets
 from operations.............. $1,725,040,692  $2,609,609,530  $   252,264,365
                               ==============  ==============  ===============

-----------
(a) Net of withholding tax expense of $994,496, $1,559,617, and $586,136 for 2000, 1999, and 1998, respectively.


See accompanying notes to financial statements

SPDR Trust Series 1
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                      For the year     For the year     For the year
                                          ended            ended            ended
                                      September 30,    September 30,    September 30,
                                          2000             1999             1998
                                     ---------------  ---------------  ---------------
Increase in net assets from
 operations:
 Net investment income.............  $   185,418,941  $   141,283,037  $    82,089,151
 Net realized gain on investment
  transactions.....................    2,168,957,337    2,248,743,945    1,878,084,944
 Net increase in unrealized
  Appreciation (depreciation)......     (629,335,586)     219,582,548   (1,707,909,730)
                                     ---------------  ---------------  ---------------
Net increase in net assets from
 operations........................    1,725,040,692    2,609,609,530      252,264,365
                                     ---------------  ---------------  ---------------
Undistributed net investment income
 included in price of units issued
 and redeemed, net.................        5,040,960        3,650,519        6,830,907
                                     ---------------  ---------------  ---------------
Distributions to unitholders from:
 Net investment income.............     (185,418,941)    (141,283,037)     (82,089,151)
 In excess of net investment
  income...........................       (1,236,660)      (2,999,602)      (4,796,055)
                                     ---------------  ---------------  ---------------
Total distributions to unitholders.     (186,655,601)    (144,282,639)     (86,855,206)
                                     ---------------  ---------------  ---------------
Net increase in net assets from
 issuance and redemption of SPDRs..    9,563,211,356    2,643,670,384    3,844,189,382
                                     ---------------  ---------------  ---------------
Net increase in net assets during
 period............................   11,106,637,407    5,112,647,794    4,016,399,448
Net assets at beginning of period..   13,181,991,919    8,069,344,125    4,052,944,677
                                     ---------------  ---------------  ---------------
Net assets end of period*..........  $24,288,629,326  $13,181,991,919  $ 8,069,344,125
                                     ===============  ===============  ===============
*Includes distributions in excess
 of net investment income..........  $    (8,038,996) $    (3,151,817) $    (3,802,740)
                                     ---------------  ---------------  ---------------


See accompanying notes to financial statements

SPDR Trust Series 1
Financial Highlights
Selected data for a SPDR outstanding during the period
-------------------------------------------------------------------------------

                            For the      For the     For the     For the        For the     For the
                             year         year         year       period          year        year
                             ended        ended       ended       ended          ended       ended
                            9/30/00      9/30/99     9/30/98     9/30/97        12/31/96    12/31/95
                          -----------  -----------  ----------  ----------     ----------  ----------
Net asset value,
 beginning of period....  $    128.39  $    101.80  $    94.78  $    74.08     $    61.61  $    45.93
                          -----------  -----------  ----------  ----------     ----------  ----------
Investment Operations:
 Net investment income..         1.45         1.49        1.41        1.03           1.35        1.26
 Net realized and
  unrealized gain on
  investments...........        15.43        26.59        7.01       20.67          12.52       15.70
                          -----------  -----------  ----------  ----------     ----------  ----------
Total from investment
 operations.............        16.88        28.08        8.42       21.70          13.87       16.96
                          -----------  -----------  ----------  ----------     ----------  ----------
Less distributions from:
 Net investment income..        (1.43)       (1.46)      (1.32)      (1.00)         (1.28)      (1.24)
 In excess of net
  investment income.....        (0.01)       (0.03)      (0.08)        --             --        (0.03)
 Net realized gains.....          --           --          --          --           (0.12)      (0.01)
                          -----------  -----------  ----------  ----------     ----------  ----------
Total distributions.....        (1.44)       (1.49)      (1.40)      (1.00)         (1.40)      (1.28)
                          -----------  -----------  ----------  ----------     ----------  ----------
Net asset value, end of
 period.................  $    143.83  $    128.39  $   101.80  $    94.78     $    74.08  $    61.61
                          ===========  ===========  ==========  ==========     ==========  ==========
Total investment return.        13.16%       27.54%       8.82%      29.38%         22.67%      37.23%
Ratios and supplemental
 data
Ratio to average net
 assets:
 Net investment income..         1.01%        1.18%       1.35%       1.63%(1)       2.03%       2.35%
 Total expenses.........         0.13%        0.17%       0.18%       0.18%(1)       0.18%       0.19%
 Portfolio turnover
  rate (2)..............         8.20%        6.23%       4.71%       3.22%          4.37%       4.02%
 Total expenses
  excluding Trustee
  earnings credit.......         0.14%        0.18%       0.19%       0.19%(1)       0.20%       0.20%
 Total expenses
  excluding Trustee
  earnings credit and
  fee waivers (3).......         0.17%        0.20%       0.22%       0.21%(1)       0.23%       0.23%
Net assets, end of
 period (000's).........  $24,288,629  $13,181,992  $8,069,344  $4,052,945     $2,008,327  $1,001,231

----------
(1)  Annualized.
(2) Portfolio turnover ratio excludes securities received or delivered from processing creations or redemptions of SPDRs.
(3) Net of expenses reimbursed by the Trustee in 1999 and 2000, the Sponsor and Trustee in 1998, and the Sponsor from 1995 through the period ended 9/30/97.

See accompanying notes to financial statements

SPDR Trust Series 1
Notes to Financial Statements
September 30, 2000
-------------------------------------------------------------------------------

Note 1--Organization

  SPDR Trust Series 1 (the "Trust") is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, which comprise the Standard & Poor's 500 Composite Price Index (the "S&P Index"). Each unit of fractional undivided interest in the Trust is referred to as a Standard & Poor's Depositary Receipt ("SPDR"). The Trust commenced operations on January 22, 1993 upon the initial issuance of 150,000 SPDRs (equivalent to three "Creation Units"--see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust. Effective September 30, 1997, the fiscal year end of the Trust changed from December 31 to September 30.

Note 2--Significant Accounting Policies

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

Security Valuation

  Portfolio securities are valued based on the closing sale price on the exchange which is deemed to be the principal market for the security. If no closing sale price is available, then the security is valued at the previous closing sale price on the exchange which is deemed to be the principal market for the security. If there is no closing sale price available, valuation will be determined by the Trustee in good faith based on available information.

Investment Transactions

  Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders

  The Trust declares and distributes dividends from net investment income to its unitholders quarterly. The Trust will distribute net realized capital gains, if any, at least annually.

SPDR Trust Series 1
Notes to Financial Statements (continued)
September 30, 2000
-------------------------------------------------------------------------------

Federal Income Tax

  The Trust has qualified and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, the Trust will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Trust will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for income equalization, in-kind transactions and losses deferred due to wash sales. Net investment income per share calculations in the financial highlights for all years presented exclude these differences. During 2000, the Trust reclassified $2,601,875,048 of non-taxable security gains realized in the in-kind redemption of Creation Units (Note 4) as an increase to paid in surplus in the Statement of Assets and Liabilities. At September 30, 2000, the Trust had capital loss carryforwards of $33,523, $27,700,040, and $56,816,996, which will expire on September 30, 2005, September 30, 2007, and September 30, 2008, respectively. The Trust incurred losses of $392,525,767 during the period November 1, 1999 through September 30, 2000 that were deferred for tax purposes until fiscal 2001.

Note 3--Transactions with the Trustee and Sponsor

  In accordance with the Trust Agreement, State Street Bank and Trust Company (the "Trustee") maintains the Trust's accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered in exchange for the issuance of Creation Units of the Trust, and for adjusting the composition of the Trust's portfolio from time to time to conform to changes in the composition and/or weighting structure of the S&P 500 Index. For these services, the Trustee received a fee at the following annual rates for the period October 1, 1999 through February 29, 2000:

   Net asset value of the     Fee as a percentage of net asset value
   Trust                      of the Trust
   ----------------------     ----------------------------------------
   $0--$499,999,999           15/100 of 1% per annum plus or minus the
                                Adjustment Amount
   $500,000,000--$999,999,999 13/100 of 1% per annum plus or minus the
                                Adjustment Amount
   $1,000,000,000--and above  11/100 of 1% per annum plus or minus the
                                Adjustment Amount

SPDR Trust Series 1
Notes to Financial Statements (continued)
September 30, 2000
-------------------------------------------------------------------------------
Effective March 1, 2000, the Trustee contractually reduced, on a permanent basis, the Trustee Fee to the following annual rates:

                                Fee as a percentage of net asset value
   Net asset value of the Trust of the Trust
   ---------------------------- ----------------------------------------
   $0--$499,999,999             10/100 of 1% per annum plus or minus the
                                  Adjustment Amount
   $500,000,000--$2,499,999,999 8/100 of 1% per annum plus or minus the
                                  Adjustment Amount
   $2,500,000,000--and above    6/100 of 1% per annum plus or minus the
                                  Adjustment Amount

The Adjustment Amount is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for creation and redemption of SPDRs and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the year ended September 30, 2000, the Adjustment Amount reduced the Trustee's fee by $2,387,476. The Adjustment Amount included a deficiency of net transaction fees from processing orders of ($247,500) and a Trustee earnings credit of $2,634,976.

For the period from October 1, 1999 through February 29, 2000, State Street Bank and Trust Company (the "Trustee") agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust, before the Trustee earnings credit, which exceeded 18.00/100 of 1% per annum of the daily net asset value of the Trust. Effective March 1, 2000, the Trustee contractually agreed that, for the next two years, it will waive an additional portion of its fee, before the Trustee earnings credit, as needed, so that the total operating expenses will not exceed 12.00/100 of 1% per annum of the daily net asset value of the Trust. The amount of such reimbursement by the Trustee for the year ended September 30, 2000 was $5,472,178.

The Trust has entered into a Memorandum of Agreement with Standard and Poor's ("S&P"), the American Stock Exchange LLC (the "AMEX"), and PDR Services (the "Sponsor") pursuant to which the Trust has obtained a sub-license to use certain S&P marks. The Memorandum of Agreement requires the Trust to pay annually a sub-license fee to the S&P equal to the greater of: (i) 0.03% of the Trust's daily average net assets of the Trust plus a volume based fee ranging from $0.03 to $0.04 per round lot trade of the average daily trading volume, or (ii) $125,000, the minimum annual fee.

SPDR Trust Series 1
Notes to Financial Statements (continued)
September 30, 2000
-------------------------------------------------------------------------------
Note 4--Trust Transactions in SPDRs

  Transactions in SPDRs were as follows:

                                   Year Ended                      Year Ended                     Year Ended
                               September 30, 2000              September 30, 1999             September 30, 1998
                          ------------------------------  ------------------------------  ----------------------------
                             SPDRs           Amount          SPDRs           Amount          SPDRs         Amount
                          ------------  ----------------  ------------  ----------------  -----------  ---------------
SPDRs sold..............   168,550,000  $ 24,126,960,016   136,600,000  $ 15,863,560,260  123,400,000  $12,952,751,200
Dividend reinvestment
 SPDRs issued...........         3,838           542,719         3,564           446,517        3,020          309,869
SPDRs redeemed..........  (102,350,000)  (14,559,250,419) (113,200,000)  (13,216,685,874) (86,900,000)  (9,102,040,780)
Net income equalization.           --         (5,040,960)          --         (3,650,519)         --        (6,830,907)
                          ------------  ----------------  ------------  ----------------  -----------  ---------------
Net increase............    66,203,838  $  9,563,211,356    23,403,564  $  2,643,670,384   36,503,020  $ 3,844,189,382
                          ============  ================  ============  ================  ===========  ===============

Except for under the Trust's dividend reinvestment plan, SPDRs are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 SPDRs. Such transactions are only permitted on an in-kind basis, with a separate cash payment which is equivalent to the undistributed net investment income per SPDR (income equalization) and a balancing cash component to equate the transaction to the net asset value per unit of the Trust on the transaction date. A transaction fee of $3,000 is charged in connection with each creation or redemption of Creation Units through the SPDR Clearing Process per Participating party per day, regardless of the number of Creation Units created or redeemed. Transaction fees are received by the Trustee and used to offset the expense of processing orders.

Note 5--Investment Transactions

  For the year ended September 30, 2000, the Trust had in-kind contributions, in- kind redemptions, purchases and sales of investment securities of $21,651,806,544, $12,107,493,424, $1,648,111,098, and $1,511,874,679,
respectively. At September 30, 2000, the cost of investments for federal income tax purposes was $25,381,860,676, accordingly, gross unrealized appreciation was $2,050,196,977 and gross unrealized depreciation was $3,154,278,834, resulting in net unrealized depreciation of $1,104,081,857.

SPDR Trust Series 1
Schedule of Investments
September 30, 2000
--------------------------------------------------------------------------------

Common Stocks                                          Shares        Value
-------------                                        ---------- ---------------

Abbott Lab..........................................  2,984,727 $   141,961,078
Adaptec, Inc.*......................................    200,084       4,001,680
ADC Telecommunications, Inc.*.......................  1,308,920      35,197,677
Adobe Systems, Inc..................................    231,109      35,879,672
Advanced Micro Devices, Inc.*.......................    593,027      14,010,263
AES Corp.*..........................................    879,933      60,275,410
Aetna, Inc..........................................    271,980      15,791,839
Aflac, Inc..........................................    506,557      32,451,308
Agilent Technologies, Inc.*.........................    872,962      42,720,578
Air Products & Chemicals, Inc.......................    442,876      15,943,536
Alberto-Culver Co., Class B.........................    104,440       3,009,178
Albertson's, Inc....................................    811,942      17,050,782
Alcan Aluminum Ltd..................................    422,650      12,230,434
Alcoa, Inc..........................................  1,668,582      42,235,982
Allegheny Technologies, Inc.........................    163,700       2,967,063
Allergan Pharmaceuticals, Inc.......................    249,129      21,035,830
Allied Waste Industries, Inc.*......................    374,540       3,441,086
Allstate Corp.......................................  1,411,879      49,062,795
Alltel Corp.........................................    608,049      31,732,557
Altera Corp.*.......................................    768,862      36,713,160
Alza Corp., Class A*................................    201,801      17,455,787
Amerada Hess Corp...................................    174,763      11,698,198
Ameren Corp.........................................    259,328      10,859,360
America Online, Inc.*...............................  4,428,558     238,034,992
American Electric Power Co., Inc....................    621,049      24,298,542
American Express Co.................................  2,560,821     155,569,876
American General Corp...............................    480,655      37,491,090
American Greetings Corp., Class A...................    120,977       2,117,098
American Home Products Corp.........................  2,512,219     142,097,387
American International Group, Inc...................  4,454,277     426,218,630
American Power Conversion Corp.*....................    374,001       7,176,144
Amgen, Inc.*........................................  1,978,128     138,128,969
AMR Corp............................................    289,056       9,448,518
AmSouth Bancorp.....................................    754,888       9,436,100
Anadarko Petroleum Corp.............................    468,605      31,143,488

-----------
(*) Denotes non-income producing security.

See accompanying notes to financial statements

SPDR Trust Series 1
Schedule of Investments (continued)
September 30, 2000
--------------------------------------------------------------------------------

Common Stocks                                          Shares        Value
-------------                                        ---------- ---------------

Analog Devices, Inc.*...............................    681,858 $    56,295,901
Andrew Corp.*.......................................    158,855       4,160,015
Anheuser-Busch Cos., Inc............................  1,741,266      73,677,318
Aon Corp............................................    494,099      19,393,386
Apache Corp.........................................    235,476      13,922,519
Apple Computer, Inc.*...............................    628,274      16,178,056
Applied Materials, Inc.*............................  1,556,628      92,327,498
Archer-Daniels-Midland Co...........................  1,219,377      10,517,127
Armstrong Holdings, Inc.............................     72,058         860,192
Ashland, Inc........................................    137,383       4,628,090
Associates First Capital Corp., Class A.............  1,406,325      53,440,350
AT&T Corp...........................................  7,229,530     212,367,444
Autodesk, Inc.......................................    112,613       2,857,555
Automatic Data Processing, Inc......................  1,208,185      80,797,372
Autozone, Inc.*.....................................    246,133       5,584,142
Avery Dennison Corp.................................    216,749      10,051,735
Avon Products, Inc..................................    458,333      18,734,361
Baker Hughes, Inc...................................    637,521      23,667,967
Ball Corp...........................................     55,463       1,757,484
Banc One Corp.......................................  2,211,462      85,417,720
Bank of America Corp................................  3,158,602     165,431,780
Bank of New York, Inc...............................  1,420,827      79,655,114
Barrick Gold Corp...................................    764,054      11,651,824
Bausch & Lomb, Inc..................................     98,418       3,832,151
Baxter International, Inc...........................    560,788      44,757,892
BB&T Corp...........................................    758,914      22,862,284
Bear Stearns Cos., Inc..............................    212,897      13,412,511
Becton, Dickinson & Co..............................    487,688      12,893,252
Bed Bath & Beyond, Inc.*............................    546,329      13,325,306
BellSouth Corp......................................  3,603,580     145,044,095
Bemis Co., Inc......................................    103,459       3,323,620
Best Buy Co., Inc.*.................................    395,644      25,172,850
Bestfoods...........................................    530,782      38,614,390
Bethlehem Steel Corp.*..............................    255,129         765,387
Biogen, Inc.*.......................................    284,772      17,371,092

-----------
(*) Denotes non-income producing security.

See accompanying notes to financial statements

SPDR Trust Series 1
Schedule of Investments (continued)
September 30, 2000
--------------------------------------------------------------------------------

Common Stocks                                          Shares        Value
-------------                                        ---------- ---------------

Biomet, Inc.........................................    342,248 $    11,978,680
Black & Decker Corp.................................    158,439       5,416,633
Block (H&R), Inc....................................    183,681       6,807,677
BMC Software, Inc.*.................................    472,512       9,036,792
Boeing Co...........................................  1,725,487     108,705,681
Boise Cascade Corp..................................    112,733       2,994,470
Boston Scientific Corp.*............................    787,057      12,937,249
Briggs & Stratton Corp..............................     41,174       1,556,892
Bristol-Myers Squibb Co.............................  3,779,017     215,876,346
Broadcom Corp., Class A*............................    426,625     103,989,844
Brown-Forman Corp., Class B.........................    133,168       7,290,948
Brunswick Corp......................................    169,753       3,097,992
Burlington Northern Santa Fe Corp...................    777,571      16,766,375
Burlington Resources, Inc...........................    407,223      14,990,897
C.R. Bard, Inc......................................     97,615       4,124,234
Cabletron Systems, Inc.*............................    352,530      10,355,569
Campbell Soup Co....................................    815,518      21,101,528
Capital One Financial Corp..........................    378,325      26,506,395
Cardinal Health, Inc................................    532,098      46,924,392
Carnival Corp.......................................  1,163,605      28,653,773
Caterpillar, Inc....................................    672,263      22,688,876
Cendant Corp.*......................................  1,399,603      15,220,683
Centex Corp.........................................    110,298       3,543,323
CenturyTel, Inc.....................................    263,188       7,171,873
Ceridian Corp.*.....................................    271,289       7,613,048
Charter One Financial, Inc..........................    424,494      10,347,030
Chase Manhattan Corp................................  2,513,646     116,099,025
Chevron Corp........................................  1,256,324     107,101,621
Chubb Corp..........................................    337,390      26,695,984
CIGNA Corp..........................................    303,180      31,651,992
Cincinnati Financial Corp...........................    310,828      11,034,394
CINergy Corp........................................    309,521      10,233,538
Circuit City Stores, Inc............................    393,327       9,046,521
Cisco Systems, Inc.*................................ 13,642,653     753,756,578
CIT Group, Inc. (The), Class A......................    511,976       8,959,580

-----------
(*) Denotes non-income producing security.

See accompanying notes to financial statements

SPDR Trust Series 1
Schedule of Investments (continued)
September 30, 2000
--------------------------------------------------------------------------------

Common Stocks                                          Shares        Value
-------------                                        ---------- ---------------

Citigroup, Inc......................................  8,649,909 $   467,635,705
Citrix Systems, Inc.*...............................    355,555       7,133,322
Clear Channel Communications, Inc.*.................  1,124,024      63,507,356
Clorox Co...........................................    452,028      17,883,358
CMS Energy Corp.....................................    212,269       5,717,996
Coastal Corp........................................    413,079      30,619,481
Coca-Cola Co........................................  4,768,403     262,858,215
Coca-Cola Enterprises, Inc..........................    801,548      12,774,671
Colgate-Palmolive Co................................  1,112,737      52,521,186
Columbia Energy Group...............................    155,494      11,040,074
Comcast Corp., Class A*.............................  1,734,753      71,016,451
Comerica, Inc.......................................    301,983      17,647,132
Compaq Computer Corp................................  3,271,579      90,230,149
Computer Associates International, Inc..............  1,137,245      28,644,358
Computer Sciences Corp.*............................    319,498      23,722,727
Compuware Corp.*....................................    696,650       5,834,444
Comverse Technology, Inc.*..........................    293,169      31,662,252
ConAgra, Inc........................................    961,032      19,280,705
Conexant Systems, Inc.*.............................    422,448      17,690,010
Conoco, Inc., Class B...............................  1,196,907      32,241,682
Conseco, Inc........................................    597,775       4,558,034
Consolidated Edison, Inc............................    409,516      13,974,734
Consolidated Stores Corp.*..........................    208,716       2,817,666
Constellation EnergyGroup, Inc......................    289,016      14,378,546
Convergys Corp.*....................................    297,198      11,553,572
Cooper Industries, Inc..............................    179,761       6,336,575
Cooper Tire & Rubber Co.............................    136,790       1,376,449
Coors (Adolph) Co., ClassB..........................     70,947       4,482,964
Corning, Inc........................................    566,184     168,156,648
Costco Wholesale Corp.*.............................    862,419      30,130,764
Countrywide Credit Industries, Inc..................    219,071       8,269,930
CP&L, Energy, Inc...................................    302,263      12,600,589
Crane Co............................................    117,055       2,677,633
Crown Cork & Seal Co., Inc..........................    254,424       2,719,157
CSX Corp............................................    422,225       9,209,783

-----------
(*) Denotes non-income producing security.

See accompanying notes to financial statements

SPDR Trust Series 1
Schedule of Investments (continued)
September 30, 2000
--------------------------------------------------------------------------------

Common Stocks                                          Shares        Value
-------------                                        ---------- ---------------

Cummins Engine Co., Inc.............................     82,508 $     2,470,083
CVS Corp............................................    752,740      34,861,271
Dana Corp...........................................    284,995       6,127,392
Danaher Corp........................................    273,731      13,618,117
Darden Restaurants, Inc.............................    238,903       4,972,169
Deere & Co..........................................    452,530      15,046,623
Dell Computer Corp.*................................  4,963,411     152,935,101
Delphi Automotive Systems Corp......................  1,087,162      16,443,325
Delta Air Lines, Inc................................    236,693      10,503,252
Deluxe Corp.........................................    138,747       2,818,298
Devon Energy Corp...................................    245,362      14,758,524
Dillard's, Inc., Class A............................    180,733       1,920,288
Disney (Walt) Co. (The).............................  4,004,442     153,169,906
Dollar General Corp.................................    635,718      10,648,277
Dominion Resources, Inc.............................    459,682      26,690,286
Dover Corp..........................................    392,395      18,418,040
Dow Chemical Co.....................................  1,303,361      32,502,565
Dow Jones & Co., Inc................................    171,129      10,353,305
DTE Energy Co.......................................    275,538      10,539,329
Du Pont (E.I.) de Nemours& Co., Inc.................  2,016,570      83,561,619
Duke Energy Corp....................................    709,768      60,862,606
Dun & Bradstreet Corp...............................    314,019      10,814,029
Eastern Enterprises.................................     53,770       3,431,198
Eastman Chemical Co.................................    148,315       5,478,385
Eastman Kodak Co....................................    597,485      24,422,199
Eaton Corp..........................................    140,729       8,672,425
Ecolab, Inc.........................................    244,423       8,814,504
Edison International................................    640,140      12,362,704
El Paso Energy Corp.................................    446,309      27,503,792
Electronic Data Systems Corp........................    899,691      37,337,176
EMC Corp.*..........................................  4,182,508     414,591,105
Emerson Electric Co.................................    823,850      55,197,950
Engelhard Corp......................................    241,681       3,927,316
Enron Corp..........................................  1,413,043     123,817,893
Entergy Corp........................................    442,533      16,484,354

-----------
(*) Denotes non-income producing security.

See accompanying notes to financial statements

SPDR Trust Series 1
Schedule of Investments (continued)
September 30, 2000
--------------------------------------------------------------------------------

Common Stocks                                          Shares        Value
-------------                                        ---------- ---------------

Equifax, Inc........................................    273,584 $     7,369,669
Exxon Mobil Corp....................................  6,698,461     597,000,335
Fannie Mae..........................................  1,940,798     138,767,057
Federated Department Stores, Inc.*..................    414,098      10,818,310
FedEx Corp.*........................................    558,968      24,784,641
Fifth Third Bancorp.................................    896,070      48,275,771
First Data Corp.....................................    794,356      31,029,531
First Union Corp....................................  1,894,282      60,972,202
Firstar Corp........................................  1,842,806      41,232,784
First Energy Corp...................................    445,193      11,992,386
Fleet Boston Financial Corp.........................  1,736,438      67,721,082
Florida Progress Corp...............................    190,371      10,077,765
Fluor Corp..........................................    147,167       4,415,010
FMC Corp.*..........................................     58,482       3,921,949
Ford Motor Co.......................................  3,618,931      91,604,191
Fort James Corp.....................................    397,434      12,146,577
Fortune Brands, Inc.................................    305,399       8,093,074
FPL Group, Inc......................................    344,107      22,625,035
Franklin Resources, Inc.............................    470,378      20,898,895
Freddie Mac.........................................  1,342,293      72,567,715
Freeport-McMoran Copper & Gold......................    282,493       2,489,470
Gannett Co., Inc....................................    513,731      27,227,743
Gap, Inc. (The).....................................  1,642,634      33,058,009
Gateway 2000, Inc.*.................................    621,228      29,042,409
General Dynamics Corp...............................    386,837      24,298,199
General Electric Co................................. 19,044,368   1,098,621,979
General Mills, Inc..................................    561,072      19,918,056
General Motors Corp.................................  1,030,838      67,004,470
Genuine Parts Co....................................    341,448       6,508,853
Georgia-Pacific Corp................................    329,429       7,741,582
Gillette Co.........................................  2,017,290      62,283,829
Global Crossing Ltd.*...............................  1,702,108      52,765,348
Golden West Financial Corp..........................    299,944      16,084,497
Goodrich (B.F.) Co. (The)...........................    195,540       7,662,724
Goodyear Tire & Rubber Co. (The)....................    302,057       5,437,026

-----------
(*) Denotes non-income producing security.

See accompanying notes to financial statements

SPDR Trust Series 1
Schedule of Investments (continued)
September 30, 2000
--------------------------------------------------------------------------------

Common Stocks                                          Shares        Value
-------------                                        ---------- ---------------

GPU, Inc............................................    236,889 $     7,684,087
Grace (W.R.) & Co.*.................................    140,120         963,325
Great Lakes Chemical Corp...........................    107,579       3,153,409
Guidant Corp.*......................................    588,457      41,596,554
Halliburton Co......................................    857,579      41,967,772
Harcourt General, Inc...............................    138,486       8,170,674
Harley-Davidson, Inc................................    585,721      28,041,393
Harrah's Entertainment, Inc.*.......................    234,666       6,453,315
Hartford Financial Services Group...................    417,248      30,433,026
Hasbro, Inc.........................................    332,529       3,803,300
HCA-The Healthcare Co...............................  1,076,838      39,977,611
Healthsouth Corp.*..................................    708,000       5,752,500
Heinz (H.J.) Co.....................................    681,015      25,240,118
Hercules, Inc.......................................    208,487       2,944,879
Hershey Foods Corp..................................    264,670      14,325,264
Hewlett-Packard Co..................................  1,917,600     186,007,200
Hilton Hotels Corp..................................    686,483       7,937,460
Home Depot, Inc. (The)..............................  4,457,409     236,521,265
Homestake Mining Co.................................    502,502       2,606,729
Honeywell International, Inc........................  1,541,632      54,920,640
Household International, Inc........................    913,365      51,719,293
Humana, Inc.*.......................................    309,909       3,331,522
Huntington Bancshares, Inc..........................    473,431       6,953,522
Illinois Tool Works, Inc............................    579,974      32,406,047
IMS Health, Inc.....................................    574,094      11,912,451
Inco Ltd.*..........................................    350,918       5,658,553
Ingersoll-Rand Co...................................    312,643      10,590,782
Intel Corp.......................................... 12,906,932     536,444,361
International Business Machines Corp................  3,385,453     380,863,462
International Flavors & Fragrances, Inc.............    189,542       3,459,142
International Paper Co..............................    925,829      26,559,719
Interpublic Group of Cos., Inc......................    584,322      19,903,468
ITT Industries, Inc.................................    169,843       5,509,282
J.C. Penney Co., Inc................................    510,411       6,029,230
J.P. Morgan & Co., Inc..............................    306,005      49,993,567

-----------
(*) Denotes non-income producing security.

See accompanying notes to financial statements

SPDR Trust Series 1
Schedule of Investments (continued)
September 30, 2000
--------------------------------------------------------------------------------

Common Stocks                                          Shares        Value
-------------                                        ---------- ---------------

JDS Uniphase Corp.*.................................  1,795,805 $   170,040,286
Jefferson-Pilot Corp................................    199,379      13,532,850
Johnson & Johnson...................................  2,679,498     251,705,343
Johnson Controls, Inc...............................    167,058       8,885,397
Kaufman & Broad Home Corp...........................     87,830       2,365,921
Kellogg Co..........................................    783,083      18,940,820
Kerr-McGee Corp.....................................    182,116      12,065,185
Keycorp.............................................    838,288      21,219,165
Key Span Corp.......................................    255,732      10,261,247
Kimberly-Clark Corp.................................  1,034,815      57,755,612
Kla-Tencor Corp.*...................................    359,289      14,798,216
K-Mart Corp.*.......................................    928,768       5,572,608
Knight Ridder, Inc..................................    149,431       7,592,963
Kohl's Corp.*.......................................    628,713      36,268,881
Kroger Co. *........................................  1,604,269      36,196,319
Leggett & Platt, Inc................................    381,631       6,034,540
Lehman Brothers Holdings, Inc.......................    233,345      34,476,724
Lexmark International, Inc.*........................    249,445       9,354,188
Lilly (Eli) & Co....................................  2,175,606     176,496,037
Limited, Inc. (The).................................    830,693      18,327,164
Lincoln National Corp...............................    365,225      17,576,453
Linear Technology Corp..............................    600,599      38,888,785
Liz Claiborne, Inc..................................    106,865       4,114,303
Lockheed Martin Corp................................    824,764      27,184,221
Loews Corp..........................................    190,409      15,875,350
Longs Drug Stores Corp..............................     69,977       1,338,310
Louisiana-Pacific Corp..............................    208,985       1,920,050
Lowes Cos., Inc.....................................    734,334      32,953,238
LSI Logic Corp.*....................................    590,013      17,257,880
Lucent Technologies, Inc............................  6,419,762     196,203,976
Mallinckrodt, Inc...................................    131,336       5,992,205
Manor Care, Inc.*...................................    191,701       3,007,309
Marriott International, Inc.........................    462,854      16,865,243
Marsh & McLennan Cos., Inc..........................    520,650      69,116,287
Masco Corp..........................................    856,991      15,961,457

-----------
(*) Denotes non-income producing security.

See accompanying notes to financial statements

SPDR Trust Series 1
Schedule of Investments (continued)
September 30, 2000
--------------------------------------------------------------------------------

Common Stocks                                           Shares        Value
-------------                                         ---------- ---------------

Mattel, Inc..........................................    831,254 $     9,299,654
Maxim Integrated Products, Inc.*.....................    546,068      43,924,345
May Department Stores Co.............................    638,465      13,088,533
Maytag Corp..........................................    145,198       4,510,213
MBIA, Inc............................................    190,114      13,521,858
MBNA Corp............................................  1,642,841      63,249,378
McDermott International, Inc.........................    121,457       1,336,027
McDonald's Corp......................................  2,539,657      76,665,896
McGraw-Hill, Inc.....................................    374,589      23,809,813
Mckesson HBOC, Inc...................................    544,672      16,646,538
Mead Corp............................................    199,600       4,665,650
MedImmune, Inc.*.....................................    403,230      31,149,517
Medtronic, Inc.......................................  2,306,018     119,480,558
Mellon Financial Corp................................    947,663      43,947,872
Merck & Co., Inc.....................................  4,429,998     329,757,976
Mercury Interactive Corp.*...........................    153,330      24,034,478
Meredith Corp........................................     97,405       2,873,448
Merrill Lynch & Co., Inc.............................  1,544,082     101,909,412
MGIC Investment Corp.................................    204,599      12,506,114
Micron Technology, Inc.*.............................  1,072,176      49,320,096
Microsoft Corp.*..................................... 10,118,375     610,264,492
Millipore Corp.......................................     89,459       4,333,170
Minnesota Mining &Manufacturing Co...................    762,305      69,465,043
Molex, Inc...........................................    378,840      20,623,103
Morgan Stanley, Dean Witter, Discover and Co.........  2,163,571     197,831,523
Motorola, Inc........................................  4,152,952     117,320,894
Nabisco Group Holdings Corp..........................    630,289      17,963,237
National City Corp...................................  1,170,748      25,902,800
National Semiconductor Corp.*........................    340,408      13,701,422
National Service Industries, Inc.....................     74,114       1,449,855
Navistar International Corp.*........................    120,917       3,619,953
NCR Corp.*...........................................    178,582       6,752,632
Network Appliance, Inc.*.............................    588,655      74,979,931
New York Times Co. (The), Class A....................    327,661      12,881,173
Newell Rubbermaid, Inc...............................    514,666      11,740,818

-----------
(*) Denotes non-income producing security.

See accompanying notes to financial statements

SPDR Trust Series 1
Schedule of Investments (continued)
September 30, 2000
--------------------------------------------------------------------------------

Common Stocks                                          Shares        Value
-------------                                        ---------- ---------------

Newmont Mining Corp.................................    312,064 $     5,305,088
Nextel Communications, Inc., Class A*...............   1,41,441      68,322,367
Niagara Mohawk Holdings, Inc.*......................    329,965       5,196,949
NICOR, Inc..........................................     83,709       3,029,219
Nike, Inc., Class B.................................    527,601      21,137,015
Nordstrom, Inc......................................    247,421       3,850,489
Norfolk Southern Corp...............................    739,918      10,821,301
Nortel Networks Corp................................  5,743,196     342,079,112
Northern Trust Corp.................................    425,753      37,838,798
Northrop Grumman Corp...............................    135,988      12,357,910
Novell, Inc.*.......................................    643,692       6,396,689
Novellus Systems, Inc.*.............................    252,715      11,767,042
Nucor Corp..........................................    163,302       4,919,473
Occidental Petroleum Corp...........................    711,767      15,525,418
Office Depot, Inc.*.................................    608,379       4,752,961
Old Kent Financial Corp.............................    265,193       7,674,022
Omnicom Group, Inc..................................    341,071      24,876,866
ONEOK, Inc..........................................     56,546       2,247,704
Oracle Corp.*.......................................  5,412,984     426,272,490
Owens-Illinois, Inc.*...............................    289,038       2,673,602
PACCAR, Inc.........................................    142,707       5,289,078
Pactiv Corp.*.......................................    304,523       3,406,851
Paine Webber Group, Inc.............................    281,381      19,169,081
Pall Corp...........................................    237,929       4,743,709
Palm, Inc.*.........................................  1,084,513      57,411,407
Parametric Technology Corp.*........................    513,367       5,614,952
Parker-Hannifin Corp................................    216,217       7,297,324
Paychex, Inc........................................    711,926      37,376,115
PE Corp. - PE Biosystems Group......................    402,336      46,872,144
Peco Energy Co......................................    327,594      19,839,912
Peoples Energy Corp.................................     65,168       2,174,982
People Soft, Inc.*..................................    532,152      14,866,997
PepsiCo, Inc........................................  2,776,682     127,727,372
Perkin Elmer, Inc...................................     95,114       9,927,524
Pfizer, Inc......................................... 12,130,659     545,121,489

-----------
(*) Denotes non-income producing security.

See accompanying notes to financial statements

SPDR Trust Series 1
Schedule of Investments (continued)
September 30, 2000
--------------------------------------------------------------------------------

Common Stocks                                          Shares        Value
-------------                                        ---------- ---------------

PG&E Corp...........................................    744,142 $    17,998,935
Pharmacia Corp......................................  2,494,854     150,159,025
Phelps Dodge Corp...................................    152,113       6,350,718
Philip Morris Cos., Inc.............................  4,330,644     127,483,333
Phillips Petroleum Co...............................    485,730      30,479,557
Pinnacle West Capital Corp..........................    158,337       8,055,395
Pitney Bowes, Inc...................................    496,835      19,593,930
Placer Dome, Inc....................................    630,440       5,949,778
PNC Financial Services Group........................    560,537      36,434,905
Polaroid Corp.......................................     81,695       1,097,777
Potlatch Corp.......................................     53,156       1,681,059
PPG Industries, Inc.................................    336,083      13,338,294
PPL Corp............................................    278,595      11,631,341
Praxair, Inc........................................    304,685      11,387,602
Procter & Gamble Co.................................  2,519,668     168,817,756
Progressive Corp....................................    141,332      11,571,558
Providian Financial Corp............................    275,042      34,930,334
Public Service Enterprise, Inc......................    417,498      18,656,942
Pulte Corp..........................................     71,768       2,368,344
Quaker Oats Co......................................    252,950      20,014,669
QUALCOMM, Inc.*.....................................  1,428,401     101,773,571
Quintiles Transnational Corp.*......................    207,757       3,311,127
Qwest Communications Intl., Inc.....................  3,193,150     153,470,772
R.R. Donnelley & Sons Co............................    235,343       5,780,612
Radio Shack Corp....................................    360,267      23,282,255
Ralston Purina Group................................    582,694      13,802,564
Raytheon Co., Class B...............................    656,301      18,663,560
Reebok International Ltd.*..........................     98,253       1,848,385
Regions Financial Corp..............................    428,952       9,731,849
Reliant Energy, Inc.................................    570,297      26,518,810
Rockwell International Corp.........................    362,454      10,964,234
Rohm & Haas Co......................................    419,121      12,180,704
Rowan Cos., Inc.*...................................    184,031       5,336,899
Royal Dutch Petroleum Co............................  4,130,912     247,596,538
Russell Corp........................................     65,051       1,032,685

-----------
(*) Denotes non-income producing security.

See accompanying notes to financial statements

SPDR Trust Series 1
Schedule of Investments (continued)
September 30, 2000
--------------------------------------------------------------------------------

Common Stocks                                          Shares        Value
-------------                                        ---------- ---------------

Ryder System, Inc...................................    117,375 $     2,164,102
Sabre Holdings Corp.................................    249,146       7,209,662
SAFECO Corp.........................................    237,787       6,479,696
Safeway, Inc.*......................................    958,534      44,751,556
Sanmina Corp.*......................................    287,161      26,885,449
Sapient Corp.*......................................    227,660       9,262,916
Sara Lee Corp.......................................  1,678,795      34,100,523
SBC Communications, Inc.............................  6,517,645     325,882,250
Schering-Plough Corp................................  2,820,663     131,160,829
Schlumberger Ltd....................................  1,096,695      90,271,707
Schwab (Charles) Corp...............................  2,627,679      93,282,604
Scientific-Atlanta, Inc.............................    305,987      19,468,423
Seagate Technology, Inc.*...........................    433,873      29,937,237
Seagram Co. Ltd. (The)..............................    842,443      48,387,820
Sealed Air Corp.*...................................    163,494       7,398,104
Sears, Roebuck & Co.................................    659,270      21,373,533
Sempra Energy.......................................    394,480       8,210,115
Sherwin-Williams Co.................................    319,972       6,839,402
Siebel Systems, Inc.*...............................    800,710      89,129,032
Sigma-Aldrich Corp..................................    166,717       5,501,661
Snap-on, Inc........................................    105,912       2,495,552
Solectron Corp.*....................................  1,152,128      53,141,904
Southern Co.........................................  1,252,135      40,616,129
SouthTrust Corp.....................................    324,651      10,206,216
Southwest Airlines Co...............................    958,653      23,247,335
Springs Industries, Inc.............................     34,905         983,885
Sprint Corp.........................................  1,694,472      49,669,210
Sprint Corp. (PCS Group)*...........................  1,766,034      61,921,567
St. Jude Medical Center, Inc.*......................    156,256       7,969,056
St. Paul Cos., Inc..................................    412,102      20,321,780
Stanley Works (The).................................    170,213       3,925,537
Staples, Inc.*......................................    873,705      12,395,690
Starbucks Corp.*....................................    349,794      14,013,622
State Street Corp...................................    310,844      40,409,720
Stilwell Financial, Inc.*...........................    430,678      18,734,493

-----------
(*) Denotes non-income producing security.

See accompanying notes to financial statements

SPDR Trust Series 1
Schedule of Investments (continued)
September 30, 2000
--------------------------------------------------------------------------------

Common Stocks                                          Shares        Value
-------------                                        ---------- ---------------

Summit Bancorp......................................    331,108 $    11,423,226
Sun Microsystems, Inc.*.............................  3,050,234     356,114,819
Sunoco, Inc.........................................    163,129       4,394,287
SunTrust Banks, Inc.................................    582,974      29,039,392
Supervalu, Inc......................................    253,542       3,818,976
Synovus Financial Corp..............................    546,039      11,569,201
SYSCO Corp..........................................    643,365      29,795,842
T. Rowe Price Associates, Inc.......................    234,619      11,012,429
Target Corp.........................................  1,760,286      45,107,329
Tektronix, Inc......................................     93,336       7,169,372
Tellabs, Inc.*......................................    788,055      37,629,626
Temple-Inland, Inc..................................    100,886       3,821,057
Tenet Healthcare Corp...............................    604,246      21,979,448
Teradyne, Inc.*.....................................    334,665      11,713,275
Texaco, Inc.........................................  1,065,705      55,949,512
Texas Instruments, Inc..............................  3,322,860     156,797,456
Textron, Inc........................................    278,305      12,836,818
Thermo Electron Corp.*..............................    334,142       8,687,692
Thomas & Betts Corp.................................    115,985       2,022,488
Tiffany & Co........................................    280,279      10,808,259
Time Warner, Inc....................................  2,536,341     198,468,683
Timken Co...........................................    121,524       1,663,360
TJX Cos., Inc. (The)................................    566,960      12,756,600
Torchmark Corp......................................    247,669       6,888,294
Tosco Corp..........................................    279,121       8,705,086
Toys "R" Us, Inc.*..................................    406,027       6,597,939
Transocean Sedco Forex, Inc.........................    406,630      23,838,684
Tribune Co..........................................    594,997      25,956,744
Tricon Global Restaurants, Inc.*....................    284,467       8,711,802
TRW, Inc............................................    234,128       9,511,450
Tupperware Corp.....................................    100,720       1,812,960
TXU Corp............................................    509,114      20,173,642
Tyco Laboratories, Inc..............................  3,239,718     168,060,371
U.S. Bancorp........................................  1,445,411      32,883,100
Unicom Corp.........................................    342,747      19,258,097

-----------
(*) Denotes non-income producing security.

See accompanying notes to financial statements

SPDR Trust Series 1
Schedule of Investments (continued)
September 30, 2000
--------------------------------------------------------------------------------

Common Stocks                                          Shares        Value
-------------                                        ---------- ---------------

Unilever N.V., (N.Y. Shares)........................  1,103,407 $    53,239,388
Union Carbide Corp..................................    260,311       9,826,740
Union Pacific Corp..................................    478,861      18,615,721
Union Planters Corp.................................    251,691       8,321,534
Unisys Corp.*.......................................    582,479       6,552,889
United Technologies Corp............................    908,071      62,883,917
United Health Group, Inc............................    312,994      30,908,157
Unocal Corp.........................................    468,800      16,613,100
Unum Provident Corp.................................    464,616      12,660,786
US Airways Group, Inc.*.............................    128,670       3,916,393
USA Education, Inc..................................    302,036      14,554,360
UST, Inc............................................    302,327       6,915,730
USX-Marathon Group..................................    602,172      17,086,631
USX-U.S. Steel Group................................    169,291       2,571,107
V.F. Corp...........................................    220,540       5,444,581
VERITAS Software Corp.*.............................    772,845     109,743,990
Verizon Communications..............................  5,239,498     253,788,184
Viacom, Inc.*.......................................  2,916,014     170,586,819
Visteon Corp........................................    253,312       3,831,344
Vulcan Materials Co.................................    194,511       7,816,911
W.W. Grainger, Inc..................................    174,018       4,578,849
Wachovia Corp.......................................    385,910      21,876,273
Wal-Mart Stores, Inc................................  8,588,354     413,314,536
Walgreen Co.........................................  1,942,045      73,676,332
Washington Mutual, Inc..............................  1,036,311      41,258,132
Waste Management, Inc...............................  1,199,162      20,910,387
Watson Pharmaceuticals, Inc.*.......................    183,901      11,930,577
Wellpoint Health Networks, Inc.*....................    120,226      11,541,696
Wells Fargo & Co....................................  3,164,868     145,386,124
Wendy's International, Inc..........................    208,241       4,177,835
Westvaco Corp.......................................    193,609       5,166,940
Weyerhaeuser Co.....................................    423,437      17,096,269
Whirlpool Corp......................................    140,853       5,475,660
Willamette Industries, Inc..........................    206,204       5,773,712
Williams Cos., Inc. (The)...........................    853,147      36,045,461

-----------
(*) Denotes non-income producing security.

See accompanying notes to financial statements

SPDR Trust Series 1
Schedule of Investments (continued)
September 30, 2000
--------------------------------------------------------------------------------

Common Stocks                                          Shares        Value
-------------                                        ---------- ---------------

Winn-Dixie Stores, Inc..............................    263,077 $     3,781,732
WorldCom, Inc.*.....................................  5,517,968     167,608,278
Worthington Industries, Inc.........................    164,276       1,540,088
Wrigley (Wm.) Jr. Co................................    220,290      16,494,214
Xcel Energy, Inc.*..................................    644,017      17,710,472
Xerox Corp..........................................  1,286,661      19,380,331
Xilinx, Inc.*.......................................    621,996      53,258,407
Yahoo, Inc.*........................................  1,048,096      95,376,736
Young & Rubicam, Inc................................    136,960       6,779,520
                                                                ---------------
Total Investments--(Cost $25,340,490,062)...................... $24,277,778,819
                                                                ---------------

-----------
(*) Denotes non-income producing security.

See accompanying notes to financial statements

                               PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by the more detailed information appearing elsewhere in Part B of this Prospectus.

Objectives

  The Sponsor formed the Trust to provide investors with the opportunity to purchase units of beneficial interest in the Trust representing proportionate undivided interests in the Securities which consist of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") in the form of a security that closely tracks the S&P 500 Index and that may be traded as a share of common stock. The investment objective of the Trust is to provide investment results that, before expenses, generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index (the "Index Securities"). There can be no assurance that this investment objective will be met fully. For example, it will not be possible for the Trust to replicate and maintain exactly the composition and relative weightings of the Index Securities. It is also possible that, from time to time, the Trust will be unable to purchase all of the Index Securities. In certain circumstances, the Trust may be required to make distributions in excess of the yield performance of the Index Securities (see "Tax Status of the Trust"). The value of the Securities and, consequently, the value of SPDRs, is subject to changes in the value of common stocks generally and to other factors. Further, the payment of dividends and maintenance of capital are subject to a number of conditions, including the financial condition of the issuers of the Securities (See "Special Considerations and Risk Factors").

The Trust

  The Trust is a unit investment trust organized under the laws of the State of New York. The Trust is governed by a trust agreement (the "Trust Agreement") between State Street Bank and Trust Company, a bank and trust company organized under the laws of the Commonwealth of Massachusetts (the "Trustee"), and the Sponsor dated and executed as of January 22, 1993.

Distributor

  The Distributor for SPDRs is ALPS Mutual Funds Services, Inc., a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. (see "Underwriting").

Portfolio Deposits

  All orders to create SPDRs in Creation Unit size aggregations must be placed with the Distributor (see "Underwriting" and "Procedure for Creation of Creation Units"). To be eligible to place orders with the Distributor to create Creation Unit size aggregations of SPDRs, an entity or person either must be
(1) a "Participating Party", as hereinafter defined or (2) a Depository Trust Company Participant (see "Book-Entry Ownership of SPDRs"), and in each case must have executed a Participant Agreement, as hereinafter defined (see "The Trust--Procedures for Creation of Creation Units" and "The Trust--Placement of Creation Orders Using SPDR Clearing Process"). As used herein, the term "Participating Party" means a broker-dealer or other participant in the SPDR Clearing Process, as hereinafter defined, through the Continuous Net Settlement ("CNS") System of the National Securities Clearing Corporation ("NSCC"), a clearing agency that is registered with the Securities and Exchange Commission (the "Commission"). Upon acceptance of an order to create SPDRs, the Distributor will transmit such order to the Trustee and instruct the Trustee to initiate the book entry movement of the appropriate number of SPDRs to the account of the entity placing the order. Payment for orders to create SPDRs will be made by deposits with the Trustee of a portfolio of securities that is substantially similar in composition and weighting to the Index Securities (see "The Trust--Creation of SPDRs"), together with a cash payment in an amount which shall be equal to the Dividend Equivalent Payment (as hereinafter defined), plus or minus, as the case may be, the Balancing Amount (as hereinafter defined--see "The Portfolio-- Adjustments to the Portfolio Deposit"). The "Dividend Equivalent Payment" enables the Trustee to make a distribution of dividends on the next Dividend Payment Date (as hereinafter defined), and is an amount equal, on a per Creation Unit basis, to the dividends on all the Securities with ex-dividend dates within the accumulation period, net of expenses and accrued liabilities for such period (including, without limitation, (x) taxes or other governmental charges against the Trust not previously deducted, if any, and (y) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted (see "Expenses of the Trust")), as if all of the Securities had been held for the entire accumulation period for such distribution. For federal income tax purposes, a portion of dividend distributions may result in a return of capital to Beneficial Owners (as hereinafter defined) of SPDRs (see "Tax Status of the Trust").

  The Dividend Equivalent Payment and the Balancing Amount are collectively referred to herein as the "Cash Component" and the deposit of such a portfolio of securities and the Cash Component are collectively referred to herein as a "Portfolio Deposit". In connection with the creation of SPDRs, in the event that the Trustee determines, in its discretion, that one or more Index Securities are likely to be unavailable for delivery or available in insufficient quantity for delivery to the Trust upon the creation of SPDRs in Creation Unit size aggregations, then the Trustee shall have the right in its discretion to permit the cash equivalent value of such Index Security or Index Securities to be included in the Portfolio Deposit as a part of the Cash Component in lieu of the inclusion of such Index Security or Index Securities in the securities portion of the Portfolio Deposit (see "The Portfolio-- Adjustments to the Portfolio Deposit").

  In connection with the creation of SPDRs, if a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee shall have the right, in its discretion, to permit the cash equivalent value of such Index Security or Index Securities to be included in the Portfolio Deposit based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such creation order is deemed received by the Distributor (see "Placement of Creation Orders Outside SPDR Clearing Process") as part of the Cash Component in lieu of the inclusion of such Index Security or Index Securities in the securities portion of the Portfolio Deposit. In such case such creator will pay the Trustee the standard Transaction Fee, and may pay an additional amount per Creation Unit not to exceed three (3) times the Transaction Fee applicable for one Creation Unit as described below.

  An entity or person placing creation orders with the Distributor must deposit Portfolio Deposits either (i) through the CNS clearing processes of NSCC, as such processes have been enhanced to effect creations and redemptions of Creation Unit size aggregations of SPDRs, such processes being referred to herein as the "SPDR Clearing Process", or (ii) with the Trustee outside the SPDR Clearing Process (i.e., through the facilities of DTC).

Transaction Fee

  A transaction fee is payable to the Trustee in connection with each creation and each redemption made through the SPDR Clearing Process of Creation Unit size aggregations of SPDRs (the "Transaction Fee"), subject to the changes, modifications or waivers, if any, described below. Such Transaction Fee is non-refundable, regardless of the NAV of the Trust.

  Until further notice is given as described below, the Transaction Fee charged in connection with each creation or redemption of Creation Units through the SPDR Clearing Process is $3,000 per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day (see "Procedures for Creation of Creation Units" and "Procedure for Redemption of SPDRs"). This $3,000 charge is subject to a limit not to exceed 10/100 of one percent (10 basis points) of the value of one Creation Unit at the time of creation (the "10 Basis Point Limit")*. No modifications to, or reductions, discounts or waivers of, the Transaction Fee charged in connection with the creation or redemption of Creation Units are scheduled or currently contemplated by the Sponsor.

  If Creation Units are created or redeemed outside the SPDR Clearing Process, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit will be charged to the creator or redeemer per Creation Unit per day. Under the current schedule, therefore, the total fee charged in connection with the creation or redemption of one Creation Unit outside the SPDR Clearing Process would be $3,000 (the Transaction Fee for the creation or redemption of one Creation Unit) plus an additional amount up to $9,000 ((3) times $3,000) for a total not to exceed $12,000.

  From time to time, and for such periods as the Sponsor, in its sole discretion, may determine, the Transaction Fee (as well as any additional amounts charged in connection with creations and/or redemptions outside the SPDR Clearing Process) may be increased, decreased or otherwise modified or waived in its entirety for certain lot-size creations and/or redemptions of SPDRs, or for creations and/or redemptions made under certain specified circumstances without the consent of Beneficial Owners, subject to certain conditions (See "The Trust--Creation of Creation Units" and "Procedures for Redemption of SPDRs"). The Sponsor also reserves the right, from time to time, to vary the lot-size of the creations and/or redemptions of SPDRs subject to an increase or decrease and/or entitled to such waiver of the Transaction Fee. Any change so made will not cause the amount of the Transaction Fee to exceed the 10 Basis Point Limit at the time of a creation, or redemption, as the case may be. Such changes or variations will be effected by an amendment to the current Trust prospectus. The amount of the new Transaction Fee in effect at any given time will be available from the Trustee.
-----------
* The amount of the Transaction Fee currently in effect will be available from the Trustee.

Size of Creation Unit Aggregations of SPDRs

  SPDRs may be created or redeemed only in Creation Unit size aggregations of 50,000 SPDRs, or in multiples thereof (e.g., 100,000, 150,000, 200,000 SPDRs), and in no event will fractional Creation Units be created or redeemed.* The Sponsor reserves the right to direct the Trustee to declare a split or reverse split in the number of SPDRs outstanding and a corresponding change in the number of SPDRs constituting a Creation Unit in the event that the per SPDR price in the secondary market changes to an amount that the Sponsor believes falls outside a desirable retail range. For example, if a 2-for-1 split were declared, the number of SPDRs in a Creation Unit size aggregation of SPDRs would double (e.g., from 50,000 to 100,000 SPDRs per Creation Unit).

Portfolio Adjustments

  To maintain the correspondence between the composition and weighting of Securities and that of the Index Securities, the composition and weightings of the Securities are adjusted from time to time to conform to periodic changes in the identity and/or relative weightings of the Index Securities made by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's" or "S&P"). The Trustee aggregates certain of these adjustments and makes conforming changes to the Trust's portfolio at least monthly; adjustments are made more frequently, however, in the case of changes to the S&P 500 Index that are significant (see "The Portfolio--Adjustments to the Portfolio"). The composition and weightings of the securities portion of a Portfolio Deposit are also adjusted to conform to changes in the S&P 500 Index. Any change in the identity or weighting of an Index Security will result in a corresponding adjustment to the prescribed Portfolio Deposit effective on the Business Day (a "Business Day" being any day that the New York Stock Exchange is open for business) following the day on which the change to the S&P 500 Index takes effect after the close of the market (see "The Portfolio--Adjustments to the Portfolio Deposit").

Book Entry Ownership of SPDRs

  The Depository Trust Company, New York, New York, a limited purpose trust company organized under the laws of the State of New York (the "Depository") or its nominee will be the record or registered owner of all
-----------
* See "Dividend Reinvestment Service," however, for a description of the sole case in which SPDRs may be created by the Trustee in less than a Creation Unit size aggregation of 50,000 SPDRs.

outstanding SPDRs. Beneficial ownership of SPDRs will be shown on the records of the Depository or its participants. Certificates will not be issued for SPDRs, whether in Creation Unit size aggregations or otherwise (see "The Trust--Book-Entry-Only System").

Expenses

  The Trustee's fees are set forth generally in the Summary of Essential Information and more specifically in "Expenses of the Trust" below. Other expenses of the Trust are also described more fully in "Expenses of the Trust".

Federal Income Tax Considerations

  For the fiscal year ended September 30, 2000, the Trust believes that it qualified for tax treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Trust intends to continue to so qualify and to distribute annually its entire investment company taxable income and net capital gain. Distributions that are taxable as ordinary income to Beneficial Owners generally are expected to constitute dividend income for federal income tax purposes and to be eligible for the dividends-received deduction available to many corporations to the extent of qualifying dividend income received by the Trust (see "Tax Status of the Trust"). The Trust's regular quarterly distributions are based on the dividend performance of the Securities held during such quarterly distribution period rather than the actual taxable income of the Trust. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may be required to make additional distributions to maintain its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income (see "Tax Status of the Trust" and "Administration of the Trust--Distributions to Beneficial Owners").

ERISA Considerations

  In considering the advisability of an investment in SPDRs, fiduciaries of pension, profit sharing or other tax-qualified retirement plans (including Keogh Plans) and welfare plans (collectively, "Plans") subject to the fiduciary responsibility requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), should consider whether an investment in

SPDRs is permitted by the documents and instruments governing the Plan and whether the investment satisfies the exclusive benefit, prudence and diversification requirements of ERISA. Individual retirement account ("IRA") investors should consider that an IRA may make only such investments as are authorized by its governing instruments.

  The fiduciary standards and prohibited transaction rules of ERISA and the Code will not apply to transactions involving the Trust's assets while SPDRs are held by a Plan or IRA. Unlike many other investment vehicles offered to Plans and IRAs, the Trust's assets will not be treated as "plan assets" of the Plans or IRAs which acquire or purchase SPDRs. Although ERISA imposes certain duties on Plan fiduciaries and ERISA and/or Section 4975 of the Code prohibit certain transactions involving "plan assets" between Plans or IRAs and their fiduciaries or certain related persons, those rules will not apply to transactions involving the Trust's assets because SPDRs represent an interest in the Trust, and the Trust is registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). ERISA, the Code and U.S. Department of Labor regulations contain unconditional language exempting the assets of registered investment companies from treatment as "plan assets" in applying the fiduciary and prohibited transaction provisions of ERISA and the Code.

  Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and foreign plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes on investments in SPDRs and the considerations discussed above, to the extent applicable.

Restrictions on Purchases by Investment Companies

  The acquisition of SPDRs by registered investment companies is subject to the restrictions set forth in section 12(d)(1) of the 1940 Act.

Investment Management

  The Trust holds the Securities and cash and is not actively "managed" by traditional methods, which typically involve effecting changes in the Securities on the basis of judgments made relating to economic, financial and market considerations. The composition and relative weightings of the Securities are, however, adjusted to conform to changes in the composition and weighting of the Index Securities in the manner set forth in the Trust Agreement (see "The Portfolio--Adjustments to the Portfolio").

Distributions

  Quarterly distributions based on the amount of dividends payable with respect to Securities held by the Trust and other income, if any, received by the Trust, net of fees and expenses, are made via the Depository and its participants to Beneficial Owners (see "The Trust--Book-Entry-Only System") on each Dividend Payment Date (see "Administration of the Trust--Distributions to Beneficial Owners"). Any capital gain income recognized by the Trust in any taxable year that is not previously treated as distributed during the year ordinarily is to be distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Code (see "Tax Status of the Trust" and "Administration of the Trust-- Distributions to Beneficial Owners"). Although all distributions are currently made quarterly, the Trustee reserves the right to vary the periodicity with which distributions are made (see "Administration of the Trust--Distributions to Beneficial Owners"). Those Beneficial Owners interested in reinvesting their quarterly distributions may participate through DTC Participants in the DTC Dividend Reinvestment Service available through certain brokers. (See "Dividend Reinvestment Service" for a brief description thereof.)

Redemption

  SPDRs in Creation Unit size aggregations are redeemable in kind only and are not redeemable for cash (see "Redemption of SPDRs"). SPDRs can be redeemed only in Creation Unit size aggregations effected by a Participating Party (with respect to redemptions through the SPDR Clearing Process) or a DTC Participant (with respect to redemptions outside the SPDR Clearing Process), in either case which has executed a Participant Agreement (see "Redemption of SPDRs--Procedure for Redemption of SPDRs"). Individual SPDRs are not redeemable, but entitle the owners thereof to certain payments upon termination of the Trust (see "Administration of the Trust--Termination"). Prior to termination, SPDR owners may aggregate individual SPDRs to Creation Unit size or multiples thereof (e.g., 50,000, 100,000 SPDRs, etc.) and request that the Trustee redeem the SPDRs so aggregated. There can be no assurance, however, that there always will be sufficient depth and liquidity in the public trading market to complete all such transactions (see "Special Considerations"). Owners of SPDRs in less than Creation Unit size aggregations may have to pay brokerage fees and commissions to acquire sufficient SPDRs (i.e., 50,000 SPDRs) to constitute a Creation Unit. Each redemption will also be accompanied by a Cash Redemption Payment (as hereinafter defined, see "Redemption of SPDRs--Procedure for Redemption of

SPDRs") which on any given Business Day is an amount identical to the Cash Component of a Portfolio Deposit.

  In the event that the Trustee determines in its discretion that an Index Security is likely to be unavailable for delivery or available in insufficient quantity for delivery by the Trust upon the redemption of SPDRs in Creation Unit size aggregations, then the Trustee shall have the right in its discretion to deliver the cash equivalent value of such Index Security or Index Securities, based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such redemption order is deemed received by the Trustee (see "Procedure for Redemption of SPDRs"), as part of the Cash Redemption Payment in lieu of delivering the Index Security or Index Securities to the redeemer.

  In connection with the redemption of SPDRs, if a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee shall have the right in its discretion to deliver the cash equivalent value of such Index Security or Index Securities based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such redemption order is deemed received by the Trustee (see "Placement of Redemption Orders Outside SPDR Clearing Process") as a part of the Cash Redemption Payment in lieu of delivering such Index Security or Index Securities to the redeemer. In such case, such investor will pay the Trustee the Standard Transaction Fee, and may pay an additional amount per Creation Unit not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

  SPDR owners may also be required to pay Excess Cash Amounts, (as hereinafter defined) when applicable, in connection with a redemption of SPDRs (see "Redemption of SPDRs--Procedure for Redemption of SPDRs"). The Transaction Fee will be charged in connection with the redemption of each Creation Unit size aggregation of SPDRs. If a request for redemption is made directly to the Trustee outside the SPDR Clearing Process, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit will be charged to the redeemer due to the increased expense associated with delivery outside the SPDR Clearing Process (see "Prospectus Summary--Transaction Fee").

Termination

  The Trust will terminate by its terms on the first to occur of: (i) the date one hundred twenty-five (125) years from the Initial Date of Deposit (i.e., January 22, 2118) or (ii) the date twenty (20) years after the death of the last survivor of eleven persons named in the Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993 (the "Termination Date"). The Trust may also be terminated earlier upon the agreement of the Beneficial Owners of 66 2/3% of the then outstanding SPDRs or in the event that SPDRs are delisted from the Exchange (see "Exchange Listing"). The Sponsor will also have the discretionary right to terminate the Trust if at any time the net asset value of the Trust is less than $350,000,000, as such dollar amount shall be adjusted for inflation in accordance with the National Consumer Price Index for All Urban Consumers (the "CPI-U")* as published by the United States Department of Labor, such adjustment to take effect at the end of the fourth year following the Initial Date of Deposit and at the end of each year thereafter and to be made so as to reflect the percentage increase in consumer prices as set forth in the CPI-U for the twelve month period ending in the month preceding the month in which such adjustment is made. The Trustee shall also have the right to terminate the Trust in the event that (a) the Sponsor resigns or becomes incapable of discharging its duties and a successor is not appointed; (b) the Depository is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) NSCC no longer provides clearance services with respect to SPDRs, or if the Trustee is no longer a member of NSCC; (d) Standard & Poor's ceases publishing the S&P 500 Index; or (e) the License Agreement (as hereinafter defined) is terminated. The License Agreement currently is scheduled to expire on January 22, 2018. The Trust shall also terminate if the Trustee resigns or becomes incapable of discharging its duties and a successor is not appointed (see "Administration of the Trust--Termination").

Underwriting

  ALPS Mutual Funds Services, Inc., (the "Distributor") acts as underwriter of SPDRs on an agency basis. All orders to create SPDRs in Creation Unit size aggregations must be placed with the Distributor, and it is the responsibility of the Distributor to transmit such orders to the Trustee. The Distributor will furnish to those placing such orders confirmation that the orders have been accepted, but the Distributor shall reject any order which is not submitted in proper form. Upon acceptance of an order to create SPDRs, the Distributor instructs the Trustee to initiate the book-entry movement of the appropriate number of SPDRs to the account of the entity placing the order. The Distributor
-----------
* The CPI-U, as published by the United States Department of Labor, measures the inflation rate of specified commodities deemed representative of the purchases of all urban consumers.

is also responsible for delivering a prospectus to those persons creating SPDRs. The Distributor also maintains records of both the orders placed with it for the creation of SPDRs and the confirmations of acceptance issued by it. In addition, the Distributor maintains a record of the instructions given to implement delivery of SPDRs in response to orders placed with it. The Distributor may also provide certain other administrative services, such as those related to state securities law compliance. The Distributor is a corporation organized under the laws of the State of Colorado and is located at 370 17th Street, Suite 3100, Denver, CO 80202. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. The Sponsor pays the Distributor for its services a flat annual fee. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the Commission.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

General

  Investment in the Trust should be made with an understanding that the value of the Securities may fluctuate in accordance with changes in the financial condition of the issuers of the Securities (particularly those that are heavily weighted in the S&P 500 Index), the value of common stocks generally and other factors. The identity and weighting of the Index Securities and the Securities also changes from time to time (see "The Portfolio--Adjustments to the Portfolio" and "The Portfolio--Selection and Acquisition of Securities"). There can be no assurance that the issuers of the Securities will pay dividends on outstanding shares of common stock. Distributions on the Securities will generally depend upon the declaration of dividends by the issuers of the Securities; the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions. As discussed above, the Trust, unlike a managed investment company, is not actively "managed" by traditional methods, and therefore the adverse financial condition of an issuer will not result in the elimination of its securities from the Securities held by the Trust unless the Securities of such issuer are removed from the S&P 500 Index (see "The Portfolio--Adjustments to the Portfolio").

  An investment in the Trust should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of the issuers of the Securities may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Securities and thus in the value of SPDRs). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. As discussed above, the Trust is not actively "managed" and therefore common stocks held by the Trust will not be disposed of as a result of normal fluctuations in the market.

  Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of such issuer because common stockholders, as owners of such issuer, have generally inferior rights to receive payments from such issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Securities thus may be expected to fluctuate over the entire life of the Trust to values higher or lower than those prevailing on the Initial Date of Deposit (see "Market Risks").

  Although most of the Securities are listed on a national securities exchange, the principal trading market for some Securities may be in the over-the-counter market. The existence of a liquid trading market for certain Securities may depend on whether dealers will make a market in such Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or that any such market will be or remain liquid. The price at which the Securities may be sold and the value of the Trust will be adversely affected if trading markets for the Securities are limited or absent.

  An investment in the Trust should also be made with an understanding that the Trust will not be able to replicate exactly the performance of the S&P 500 Index because the total return generated by the Securities will be reduced by transaction costs incurred in adjusting the actual balance of the Portfolio Securities and other Trust expenses, whereas such transaction costs and expenses are not included in the calculation of the S&P 500 Index. It is also possible that for a short period of time, the Trust may not fully replicate the performance of the S&P 500 Index due to the temporary unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time, because the Trustee is required to correct such imbalances by means of adjusting the composition or weighting of Portfolio Securities (see "The Portfolio--Adjustments to the Portfolio").

  Neither the Depository nor Beneficial Owners of SPDRs are entitled either to dispose of any of the Securities in the Trust, as such, or to vote the Securities. As the beneficial owner of the Securities, the Trustee has the right to vote all of the voting Securities (see "Administration of the Trust-- Voting").

  Except as otherwise specifically noted, the time frames for delivery of securities, cash, or SPDRs in connection with creation and redemption activity within the SPDR Clearing Process as set forth herein are based on NSCC's current "regular way" settlement period of three (3) days during which NSCC is open for business (each such day an "NSCC Business Day"). NSCC may, in the future, reduce such "regular way" settlement period, in which case it is anticipated that there would be a corresponding reduction in settlement periods applicable to SPDR creations and redemptions. Investors should note that NSCC Business Days do not always coincide with the days during which the Trustee is open for business.

Net Asset Value and Market Prices

  The Trust's assets consist primarily of the Securities. Therefore, the NAV of SPDRs in Creation Unit size aggregations and, proportionately, the NAV per SPDR, changes as fluctuations occur in the market value of Securities. Investors should also be aware that the aggregate public trading market price of 50,000 SPDRs may be different from the NAV of a Creation Unit aggregation of SPDRs (i.e., 50,000 SPDRs may trade at a premium over or at a discount to the NAV of a Creation Unit) and similarly the public trading market price per SPDR may be different from the NAV of a Creation Unit on a per SPDR basis (see "Special Considerations and Risk Factors--Market Risks"). This price difference may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for SPDRs will be closely related to, but not identical to, the same forces influencing the prices of the S&P 500 Index stocks trading individually or in the aggregate at any point in time. The expenses of the Trust are reflected in the NAV of SPDRs in Creation Unit size aggregations and the expenses of the Trust are accrued daily (see "Expenses of the Trust").

Trading Considerations

  The Sponsor does not maintain a secondary market in SPDRs. SPDRs are listed for trading on the Exchange. The market symbol for SPDRs is SPY. Trading in SPDRs on the Exchange may be halted due to market conditions or, in light of Exchange rules and procedures, for reasons that, in the view of the Exchange, make trading in SPDRs inadvisable. In addition, trading in SPDRs on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules that require trading in securities on the Exchange to be halted for a specified time period based on a specified market decline. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of SPDRs will continue to be met or will remain unchanged. The Trust will be terminated in the event SPDRs are delisted from the Exchange. (For a description of the conditions to listing of SPDRs and the circumstances under which the Exchange would consider the suspension of trading in or the delisting of SPDRs, see "Exchange Listing.") Further, the Trust may be terminated, among other reasons, in the event that the License Agreement is terminated or the net asset value of the Trust falls below a specified level (see "Administration of the Trust-- Termination").

Market Risks

  SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. SPDRs are also subject to risks other than those associated with an investment in a broadly based portfolio of common stocks in that the selection of the stocks included in the Trust's portfolio, the expenses associated with the Trust or other factors distinguishing an ownership interest in a trust from the direct ownership of a portfolio of securities may affect trading in SPDRs as compared with trading in a broadly based portfolio of common stocks. SPDRs are further subject to the risk that extraordinary events may cause any of the parties providing services to the Trust, such as the Trustee, the Sponsor, the Distributor, the Depository or NSCC, to be closed or otherwise unable to perform such party's obligations as set forth herein and in the agreements between and among such parties. According to the terms of the Trust Agreement, if any of the above named entities fails or is otherwise unable to perform adequately its duties, a successor entity may be named or appointed to assume all duties and obligations of its predecessor. If, however, no suitable successor is available or willing to undertake all such duties and obligations, under the Trust Agreement the Trust will then be terminated (see "Administration of the Trust--Termination").

  The Trustee will deliver a portfolio of Securities for each Creation Unit size aggregation of SPDRs delivered for redemption, substantially identical in weighting and composition to the securities portion of a Portfolio Deposit as in effect on the date request for redemption is deemed received by the Trustee (see "Redemption of SPDRs"). If a redemption is processed through the SPDR Clearing Process, to the extent that the Securities to be delivered on settlement date are not delivered, they will be covered by NSCC's guarantee of the completion of such delivery. Any Securities not received on settlement date will be marked-to-market until delivery is completed. The Trust, to the extent it has not already done so, remains obligated to deliver such Securities to NSCC, and the market risk of any increase in the value of such Securities until delivery is made by the Trust to NSCC could adversely affect the NAV of the Trust. Investors should note that the Securities to be delivered to a redeemer submitting a redemption request outside of the SPDR Clearing Process that are not delivered to such redeemer are not covered by NSCC's guarantee of completion of such delivery.

  Investors should also note that the size of the Trust in terms of total assets held may change substantially over time and from time to time as SPDRs in Creation Unit size aggregations are created and redeemed. Such fluctuations in Trust size should not adversely impact the NAV at any time, because the amount of the Cash Component or the Cash Redemption Payment upon creations or redemptions, respectively, of SPDRs in Creation Unit size aggregations is determined each day to equate the value of the Portfolio Deposit to the NAV of the Trust, on a per Creation Unit basis, at the close of business on the day such request is deemed received by the Trustee (see "The Portfolio-- Adjustments to the Portfolio Deposit").

  Investors in the Trust should also be aware that there are tax consequences associated with the ownership of SPDRs resulting from the distribution of Trust dividends and sales of SPDRs as well as the sales of underlying Securities held by the Trust in connection with redemptions under certain circumstances (see "Tax Status of the Trust--Tax Consequences to Beneficial Owners").

                                   THE TRUST

  The Trust is a unit investment trust created under the laws of the State of New York pursuant to the Trust Agreement.* The Securities held by the Trust consist of a portfolio of common stocks or, in the case of securities not yet delivered in connection with purchases made by the Trust or Portfolio Deposits, confirmations of contracts to purchase such securities
(collectively, the "Portfolio").

Creation of Creation Units

  Portfolio Deposits may be deposited with the Trustee through the clearing processes of NSCC, following placement with the Distributor of orders to create SPDRs. The Distributor shall reject any order that is not submitted in proper form. Investors may deposit Portfolio Deposits through the SPDR Clearing Process or directly with the Trustee outside the SPDR Clearing Process. The Transaction Fee will be charged at the time of creation of a Creation Unit Size aggregation of SPDRs, and an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit will be charged to a creator creating outside the SPDR Clearing Process depositing directly with the Trustee through DTC, in part due to the increased expense associated with settlement outside the SPDR Clearing Process. See "Prospectus Summary--Transaction Fee" for a detailed description of the amount of the Transaction Fee and the additional amounts and reductions, limitations and waivers applicable thereto, if any.

  The Trustee, at the direction of the Sponsor in its sole discretion, from time to time and for such periods as may be determined by the Sponsor in its sole discretion, will increase** or reduce the amount and/or waive the imposition altogether of the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the SPDR Clearing Process) for certain lot-size creations and/or redemptions of SPDRs, whether applied solely to creations and/or redemptions of SPDRs made through the SPDR Clearing Process (see "Procedures for Creation of Creation Units"), solely to creations and/or redemptions made outside the SPDR Clearing Process, or to both methods of creation and/or redemption. The Sponsor also reserves the right, from time to time, to vary the lot-size of the creations and/or redemptions of SPDRs subject to such an increase and/or entitled to such a reduction or waiver of the Transaction Fee and the additional amounts charged in connection with creations and/or redemptions outside the SPDR Clearing Process. The existence of such increase, reduction or waiver of the Transaction Fee (as well as any additional amounts, if applicable) and the lot-size of Creation Units affected shall be disclosed in the current SPDR Prospectus (see "Prospectus Summary--Transaction Fee"). As
-----------
  * Reference is hereby made to said Trust Agreement, and any statements contained herein are qualified in their entirety by the provisions of said Trust Agreement.
 ** Such increase is subject to the 10 Basis Point Limit discussed above under "Prospectus Summary--Transaction Fee".

of the date hereof, the Sponsor does not contemplate the reduction, variation by lot-size or waiver of Transaction Fees in connection with the creation or redemption of SPDRs or of the additional amounts charged in connection with the creation or redemption of SPDRs outside the SPDR Clearing Process beyond that which is discussed herein under the caption "Prospectus Summary-- Transaction Fee".

  The shares of common stock of the Index Securities in a Portfolio Deposit on any date of deposit will reflect the composition and relative weightings of the Index Securities on such day. The portfolio of Index Securities that is the basis for a Portfolio Deposit varies as changes are made in the composition and weighting of the Index Securities (see "The Portfolio-- Adjustments to the Portfolio Deposit"). The Trustee will make available to NSCC* prior to the commencement of trading on each Business Day a list of the names and required number of shares of each of the Index Securities in the current Portfolio Deposit as well as the amount of the Dividend Equivalent Payment for the previous Business Day. Under certain extraordinary circumstances which may make it impossible for the Trustee to provide such information to NSCC on a given Business Day, NSCC shall use the information regarding the identity and weightings of the Index Securities of the Portfolio Deposit on the previous Business Day. The identity of each of the Index Securities required for a Portfolio Deposit, as in effect on September 30, 2000, is set forth in the above Schedule of Investments. The Sponsor makes available (a) on each Business Day, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding SPDR, and (b) every 15 seconds throughout the day at the Exchange a number representing, on a per SPDR basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value will occasionally include a cash in lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit--see "The Portfolio--Adjustments to the Portfolio Deposit"). Such information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not in itself result in a halt in the trading of SPDRs on the Exchange. Investors interested in creating SPDRs or purchasing SPDRs in the secondary market should not rely solely on such information in making investment decisions but should also consider other market information and relevant economic and other factors (including, without limitation, information regarding the S&P 500 Index, the Index Securities and financial instruments based on the S&P 500 Index).
-----------
* As of December 31, 2000, the Depository Trust and Clearing Corporation ("DTCC") owned 100% of the issued and outstanding shares of common stock of NSCC. Also, as of such date, the National Association of Securities Dealers, Inc., the parent company of the Exchange, owned 4.5417% of the issued and outstanding shares of common stock of DTCC ("DTCC Shares"), the Exchange owned 4.5417% of DTCC Shares, the American Stock Exchange Clearing Corporation LLC, a wholly-owned subsidiary of the Exchange, owned .00189% of DTCC Shares and the Trustee owned 5.1785% of DTCC Shares.

  Upon receipt of a Portfolio Deposit or Deposits, following placement with the Distributor of an order to create SPDRs, the Trustee will deliver SPDRs in Creation Unit size aggregations to the Depository. In turn, the SPDR position will be removed from the Trustee's account at the Depository and will be allocated to the account of the DTC Participant acting on behalf of the depositor creating Creation Unit(s) (see "The Trust--Procedures for Creation of Creation Units" and "The Trust--Book-Entry-Only System"). Each SPDR represents a fractional undivided interest in the Trust in an amount equal to one (1) divided by the total number of SPDRs outstanding. The Trustee may reject a request to create Creation Units made by any depositor or group of depositors if such depositor(s), upon the acceptance by the Trustee of such request and the issuance to such depositor(s) of SPDRs, would own eighty percent (80%) or more of the outstanding SPDRs (see "Tax Status of the Trust"). The Trustee also may reject any Portfolio Deposit or any component thereof under certain other circumstances (see "The Trust--Procedures for Creation of Creation Units").

  Additional SPDRs in Creation Unit size aggregations will be created upon receipt of the appropriate Portfolio Deposits from creators. As additional SPDRs in Creation Unit size aggregations are created, the aggregate value of the Portfolio will be increased and the fractional undivided interest in the Trust represented by each SPDR will be decreased. As discussed above, under certain circumstances (1) a portion of the securities portion of a Portfolio Deposit may consist of contracts to purchase certain Index Securities or (2) a portion of the Cash Component may consist of cash in an amount to enable the Trustee to purchase such Index Securities. In the event there is a failure to deliver the Index Securities which are the subject of such contracts to purchase, the Trustee will be instructed pursuant to the Agreement to acquire such Index Securities in an expeditious manner. To the extent the price of any such Index Security increases or decreases between the time of creation and the time any such Index Security is purchased and delivered, SPDRs will represent fewer or more shares of such Index Security and more or fewer of the other Index Securities in the Trust. Hence, price fluctuations during the period from the time the cash is received by the Trustee to the time the requisite Index Securities are purchased and delivered will affect the value of all SPDRs.

  The identity and number of shares of the Index Securities required for a Portfolio Deposit are determined in the manner described herein. Due to changes in the composition and weighting of the Index Securities, the composition and weighting of the Securities and the prescribed Portfolio Deposit will also change from time to time (see "The Portfolio--Adjustments to the Portfolio" and "The Portfolio--Adjustments to the Portfolio Deposit"). The identity and weightings of the Index Securities to be delivered as part of a Portfolio Deposit are determined daily and reflect the relative weighting of the current S&P 500 Index and, together with the Cash Component, have a value equal to the NAV of the Trust on a per Creation Unit basis at the close of business on the day of request for creation. The composition of the Portfolio is also adjusted from time to time to conform to the changes to the S&P 500 Index as described herein and as set forth in the Trust Agreement. As the weightings and identities of the Index Securities change, substantially identical changes to the composition of the required Portfolio Deposit are made contemporaneously. Corresponding adjustments to the composition or weighting of the Portfolio, however, are not necessarily made contemporaneously with adjustments to the required Portfolio Deposit, but are made in accordance with the specifications set forth herein and in the Trust Agreement (see "The Portfolio--Adjustments to the Portfolio"). Although the composition of the securities portion of a Portfolio Deposit changes from time to time, the interests of Beneficial Owners will not be adversely affected because the composition of such securities and the aggregate value thereof, together with the Cash Component, will be calculated based upon the proportionate NAV of the Trust (see "The Portfolio--Adjustments to the Portfolio").

Procedures for Creation of Creation Units

  To be eligible to place orders with the Distributor to create SPDRs in Creation Unit size aggregations, an entity or person must be (1) a Participating Party, with respect to creations through the SPDR Clearing Process or (2) a DTC Participant with respect to creations/redemptions outside the SPDR Clearing Process. All SPDRs, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant (see "The Trust--Book Entry Only System").

  All orders to create SPDRs must be placed in multiples of 50,000 SPDRs (Creation Unit size)*. All orders to create SPDRs, whether through the SPDR Clearing Process or outside the SPDR Clearing Process, must be received by the Distributor by no later than the closing time of the regular trading session on the New York Stock Exchange, Inc. ("Closing Time") (ordinarily 4:00 p.m. New York time) in each case on the date such order is placed in order for creation of SPDRs to be effected based on the net asset value of the Trust as determined on such date. The date on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the "Transmittal Date". Orders must be transmitted by telephone or other transmission method acceptable to the Distributor and Trustee, pursuant to procedures set forth in the Participant Agreement, as described below (see "Placement of Creation Orders Using SPDR Clearing Process" and "Placement of Creation Orders Outside SPDR Clearing Process"). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.

-----------
* See "Dividend Reinvestment Service," however, for a description of the sole case in which SPDRs may be created by the Trustee in less than a Creation Unit size aggregation of 50,000 SPDRs.

  Orders to create Creation Unit sized aggregations of SPDRs shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Unit sized aggregations of SPDRs may have to be placed by the investor's broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create SPDRs through the SPDR Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

  Orders for creation that are effected outside the SPDR Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the SPDR Clearing Process. Those persons placing orders outside the SPDR Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire transfer system by contacting the operations department of the broker or depository institution effectuating such transfer of securities and Cash Component. The DTC Participant notified of an order to create SPDRs outside the SPDR Clearing Process shall be required to effect a transfer of (1) the requisite Index Securities through DTC by 11:00 a.m. on the next Business Day immediately following the Transmittal Date in such a way as to replicate the Portfolio Deposit established on the Transmittal Date by the Trustee in calculating the net asset value of the Trust and (2) the Cash Component through the Federal Reserve Bank wire transfer system so as to be received by the Trustee by 2:00 p.m. on the next Business Day immediately following the Transmittal Date. If the Trustee does not receive both the Index Securities by 11:00 a.m. and the Cash Component by 2:00 p.m. on the next Business Day immediately following the Transmittal Date, such order shall be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current net asset value of the Trust.

  All questions as to the number of shares of each of the Index Securities, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered shall be determined by the Trustee, whose determination shall be final and binding. The Trustee reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of any Portfolio Deposit or any component thereof if (a) the depositor or group of depositors, upon obtaining the SPDRs ordered, would own 80% or more of the current outstanding SPDRs, (b) the Portfolio Deposit is not in proper form;
(c) acceptance of the Portfolio Deposit would have certain adverse tax consequences (see "Tax Status of the Trust"); (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trustee, have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) in the event that circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of SPDRs. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio Deposits or any component thereof nor shall either of them incur any liability for the failure to give any such notification.

  A list of the Participating Parties or DTC Participants that have executed a Participant Agreement (as hereinafter defined) is available at the office of the Trustee at 225 Franklin Street, Boston, Massachusetts 02110 and the office of the Distributor at 370 17th Street, Suite 3100, Denver, CO 80202 during normal business hours.

Placement of Creation Orders Using SPDR Clearing Process

  Portfolio Deposits created through the SPDR Clearing Process must be delivered through a Participating Party (see "Prospectus Summary--Portfolio Deposits") that has executed a Participant Agreement with the Distributor and with the Trustee (as the same may be from time to time amended in accordance with its terms, the "Participant Agreement"). The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the SPDR Clearing Process in a "regular way" manner by the third (3rd) NSCC Business Day) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee. An order to create SPDRs through the SPDR Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and
(ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside SPDR Clearing Process

  Portfolio Deposits created outside the SPDR Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with the Trustee. A DTC Participant who wishes to place an order creating SPDRs to be effected outside the SPDR Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the SPDR Clearing Process and that the creation of SPDRs will instead be effected through a transfer of securities and cash. The Portfolio Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Index Securities through DTC to the account of the Trustee by no later than 11:00 a.m. of the next Business Day immediately following the Transmittal Date. All questions as to the number of Index Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trustee, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Trustee through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Trustee no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date. An order to create SPDRs outside the SPDR Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Trustee does not receive both the requisite Index Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current net asset value of the Trust. The delivery of SPDRs so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor. Under the current schedule, the total fee charged in connection with the creation of one Creation Unit outside the SPDR Clearing Process would not exceed $12,000 (see "Prospectus Summary--Transaction Fee").

  SPDRs may be created in advance of the receipt by the Trustee of all or a portion of the Portfolio Deposit relating to such SPDRs as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the SPDRs on the date the order is placed in proper form since in addition to available Deposit Securities, cash collateral must be deposited with the Trustee in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The Trustee will hold such Additional Cash Deposit as collateral in an account separate and apart from the Trust. The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., New York time, on such date and federal funds in the appropriate amount are deposited with the Trustee by 11:00 a.m., New York time, the next following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next following Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trustee, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trustee in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., New York time, on the third Business Day following the day on which the purchase order is deemed received or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trustee may use the Additional Cash Deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trustee will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received or purchased by the Trustee and deposited into the Trust. In addition, a transaction fee of $4,000 will be charged in all cases. The delivery of Creation Units of SPDRs so created will occur no later than the third Business Day following the day on which the purchase order is deemed received. The Participant Agreement for any Participating Party intending to follow such procedures will contain terms and conditions permitting the Trust to use such collateral to buy the missing portion(s) of the Portfolio Deposit at any time and will subject such Participating Party to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall.

Book-Entry-Only System

  The Depository acts as securities depository for SPDRs. SPDRs are represented by a single global security (the "Global Security"), which is registered in the name of Cede & Co., as nominee for the Depository and deposited with, or on behalf of, the Depository. Certificates will not be issued for SPDRs.

  The Depository has advised the Sponsor and the Trustee as follows: The Depository is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. The Depository was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own the Depository.* Access to the Depository system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants"). The Depository agrees with and represents to its participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.
-----------
* As of December 31, 2000, DTCC owned 100% of the issued and outstanding shares of the common stock of the Depository.

  Upon the settlement date of any creation, transfer or redemption of SPDRs, the Depository will credit or debit, on its book-entry registration and transfer system, the amount of SPDRs so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged shall be designated by the Trustee to NSCC, in the case of a creation or redemption through the SPDR Clearing Process, or by the Trustee and the DTC Participant, in the case of a creation or redemption transacted outside of the SPDR Clearing Process (see "The Trust--Procedures for Creation of Creation Units" and "Redemption of SPDRs"). Beneficial ownership of SPDRs is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in SPDRs (owners of such beneficial interests are referred to herein as "Beneficial Owners") will be shown on, and the transfer of ownership will be effected only through, records maintained by the Depository (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of SPDRs. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in SPDRs.

  So long as Cede & Co., as nominee of the Depository, is the registered owner of SPDRs, references herein to the registered or record owners of SPDRs shall mean Cede & Co. and shall not mean the Beneficial Owners of SPDRs. Beneficial Owners of SPDRs will not be entitled to have SPDRs registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holder thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of the Depository, the DTC Participant and any indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of SPDRs under the Trust Agreement. The Trustee and the Sponsor understand that under existing industry practice, in the event the Trustee requests any action of SPDR holders, or a Beneficial Owner desires to take any action that the Depository, as the record owner of all outstanding SPDRs, is entitled to take, the Depository would authorize the DTC Participants to take such action and that the DTC Participants would authorize the indirect Participants and Beneficial Owners acting through such DTC Participants to take such action or would otherwise act upon the instructions of Beneficial Owners owning through them.

  As described above, the Trustee recognizes the Depository or its nominee as the owner of all SPDRs for all purposes except as expressly set forth in the Trust Agreement. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the agreement between the

Trustee and the Depository (as the same may be from time to time amended in accordance with its terms, the "Depository Agreement"), the Depository is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the SPDR holdings of each DTC Participant. The Trustee shall inquire of each such DTC Participant as to the number of Beneficial Owners holding SPDRs, directly or indirectly, through such DTC Participant. The Trustee shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

  SPDR distributions shall be made to the Depository or its nominee, Cede & Co., as the registered owner of all SPDRs. The Trustee and the Sponsor expect that the Depository or its nominee, upon receipt of any payment of distributions in respect of SPDRs, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in SPDRs as shown on the records of the Depository or its nominee. The Trustee and the Sponsor also expect that payments by DTC Participants to indirect Participants and Beneficial Owners of SPDRs held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in SPDRs, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between the Depository and the DTC Participants or the relationship between such DTC Participants and the indirect Participants and Beneficial Owners owning through such DTC Participants.

  Beneficial Owners may elect to have their distributions reinvested in additional SPDRs (see "Dividend Reinvestment Service").

  The Depository may determine to discontinue providing its service with respect to SPDRs at any time by giving notice to the Trustee and the Sponsor and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for the Depository to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust (see "Termination of the Trust").

                                 THE PORTFOLIO

  Because the objective of the Trust is to provide investment results that correspond substantially to the price and yield performance of the S&P 500 Index, the Portfolio will at any time consist of as many of the Index Securities as is practicable. It is anticipated that cash or cash items (other than dividends held for distribution) normally would not be a substantial part of the Trust's net assets. Although the Trust may at any time fail to own certain of the Index Securities, the Trust will be substantially invested in Index Securities and the Sponsor believes that such investment should result in a close correspondence between the investment performance of the S&P 500 Index and that derived from ownership of SPDRs.

Adjustments to the Portfolio

  The S&P 500 Index is a capitalization-weighted index of 500 securities calculated under the auspices of the S&P Committee of Standard and Poor's. At any moment in time, the value of the Index equals the aggregate market value of the total shares outstanding in each of the component 500 Index Securities, evaluated at their respective last sale prices on the NYSE, AMEX or NASDAQ, divided by a scaling factor (the "divisor") which yields a resulting index value in the reported magnitude.

  Periodically (typically, several times per quarter), Standard & Poor's may determine that total shares outstanding have changed in one or more component Index Securities due to secondary offerings, repurchases, conversions or other corporate actions. Additionally, the S&P Committee may periodically (ordinarily, several times per quarter) replace one or more component securities in the Index due to mergers, acquisitions, bankruptcies, or other market conditions, or if the issuers of such component securities fail to meet the criteria for inclusion in the Index. In 2000, there were 59 company changes to the S&P 500 Index. Ordinarily, whenever there is a change in shares outstanding or a change in a component security included in the S&P 500 Index, Standard & Poor's adjusts the divisor to assure that there is no discontinuity in the value of the S&P 500 Index which might otherwise be caused by any such change.

  Because the investment objective of the Trust is to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500 Index, such share, name, and divisor changes to the S&P 500 Index create the need for the Trust to make corresponding portfolio adjustments as described below.

  The Trustee adjusts the composition of the Portfolio from time to time to conform to changes in the composition and/or weighting structure of the Index

Securities. The Trustee aggregates certain of these adjustments and makes conforming changes to the Trust's portfolio at least monthly; however, adjustments are made more frequently in the case of changes to the S&P 500 Index that are significant. Specifically, the Trustee is required to adjust the composition of the Portfolio at any time that there is a change in the identity of any Index Security (i.e., a substitution of one security in replacement of another), which adjustment is to be made within three (3) Business Days before or after the day on which the change in the identity of such Index Security is scheduled to take effect at the close of the market. Although the investment objective of the Trust is to provide investment results which resemble the performance of the S&P 500 Index, it is not always efficient to replicate identically the share composition of the S&P 500 Index if the transaction costs incurred by the Trust in so adjusting the Portfolio would exceed the expected misweighting that would ensue by failing to replicate identically minor and insignificant share changes to the S&P 500 Index. Accordingly, to further the investment objective of the Trust, minor misweightings are generally permitted within the guidelines set forth below. The Trustee is required to adjust the composition of the Portfolio at any time that the weighting of any Security varies in excess of one hundred and fifty percent (150%) of a specified percentage, which percentage varies from 8/100 of 1% to 2/100 of 1%, depending on the NAV of the Trust (in each case, the "Misweighting Amount"), from the weighting of such Security in the S&P 500 Index (a "Misweighting").

  The Trustee shall examine each Security in the Portfolio on each Business Day, comparing the weighting of each such Security in the Portfolio to the weighting of the corresponding Index Security in the S&P 500 Index, based on prices at the close of the market on the preceding Business Day (a "Weighting Analysis"). In the event that there is a Misweighting in any Security in excess of one hundred and fifty percent (150%) of the applicable Misweighting Amount, the Trustee shall calculate an adjustment to the Portfolio in order to bring the Misweighting of such Security within the Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. Also, on a monthly basis, the Trustee shall perform a Weighting Analysis for each Security in the Portfolio, and in any case where there exists a Misweighting exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee shall calculate an adjustment to the Portfolio in order to bring the Misweighting of such Security within the applicable Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to the Portfolio due to a Misweighting as described herein, the purchase or sale of securities necessitated by such adjustment shall be made within three (3) Business Days of the day on which such Misweighting is determined. In addition to the foregoing adjustments, the Trustee reserves the right to make additional adjustments periodically to Securities that may be misweighted by an amount within the applicable Misweighting Amount in order to reduce the overall Misweighting of the Portfolio.

  The foregoing guidelines with respect to Misweightings shall also apply to any Index Security that (1) is likely to be unavailable for delivery or available in insufficient quantity for delivery or (2) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security. Upon receipt of an order for a Creation Unit that will involve such an Index Security, the Trustee shall determine whether the substitution of cash for such Index Security will cause a Misweighting in the Trust's Portfolio with respect to such Index Security. If a Misweighting results, the Trustee shall purchase the required number of shares of such Index Security on the opening of the market on the following Business Day. If a Misweighting does not result and the Trustee would not hold cash in excess of the permitted amounts described herein, the Trustee may hold such cash or, if such an excess would result, make the required adjustments to the Portfolio in accordance with the procedures described herein.

  Pursuant to these guidelines the Trustee shall calculate the required adjustments and shall purchase and sell the appropriate securities. As a result of the purchase and sale of securities in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of securities or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains) as a result of such transactions, which amount shall not exceed for more than two (2) consecutive Business Days 5/10th of 1 percent of the aggregate value of the Securities. In the event that the Trustee has made all required adjustments and is left with cash in excess of 5/10th of 1 percent of the aggregate value of the Securities, the Trustee shall use such cash to purchase additional Index Securities that are under-weighted in the Portfolio as compared to their relative weightings in the S&P 500 Index, although the Misweighting of such Index Securities may not be in excess of the applicable Misweighting Amount.

  All adjustments to the Portfolio held by the Trustee shall be made by the Trustee pursuant to the foregoing specifications and as set forth in the Trust Agreement and shall be non-discretionary. All portfolio adjustments will be made as described herein unless such adjustments would cause the Trust to lose its status as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time if it is necessary to insure the continued qualification of the Trust as a regulated investment company (see "Tax Status of the Trust"). The adjustments provided herein are intended to conform the composition and weightings of the Portfolio, to the extent practicable, to the composition and weightings of the Index Securities. Such adjustments are based upon the S&P 500 Index as it is currently determined by Standard & Poor's. To the extent that the method of determining the S&P 500 Index is changed by Standard & Poor's in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor shall have the right to amend the

Trust Agreement, without the consent of the Depository or Beneficial Owners, to conform the adjustments provided herein and in the Trust Agreement to such changes so that the objective of tracking the S&P 500 Index is maintained.

  In making the adjustments described herein, the Trustee shall rely on industry sources for information as to the composition and weightings of the Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, then the Trustee shall use the composition and weightings of the Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations described herein (including, without limitation, determination of the securities portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to the Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of the Securities (as opposed to the Index Securities) shall be used for the purposes of all adjustments and determinations herein (including, without limitation, determination of the securities portion of the Portfolio Deposit) until current information with respect to the Index Securities is available.

  At such time as the Trustee gives written notice of the termination of the Trust (see "Administration of the Trust--Termination"), from and after the date of such notice the Trustee shall use the composition and weightings of the Securities as of such notice date for the purpose and determination of all redemptions or other required uses of the basket.

  From time to time Standard & Poor's may make adjustments to the composition of the S&P 500 Index as a result of a merger or acquisition involving one or more of the Index Securities. In such cases, the Trust, as shareholder of securities of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the securities of the issuer will be removed from the S&P 500 Index. Since securities of an issuer are often removed from the S&P 500 Index only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions will be reinvested in Index Securities in accordance with the criteria set forth above. Any securities received as a part of the consideration that are not Index Securities will be sold as soon as practicable and the cash proceeds of such sale will be reinvested in accordance with the criteria set forth above.

  Purchases and sales of Securities resulting from the adjustments described above will be made in the share amounts dictated by the foregoing specifications, whether round lot or odd lot. Certain Index Securities, however, may at times not be available in the quantities that the foregoing calculations require. For this and other reasons, precise duplication of the proportionate relationship between the Portfolio and the Index Securities may not ever be possible but nevertheless will continue to be the objective in connection with all acquisitions and dispositions of Securities.

  The Trust is a unit investment trust registered under the 1940 Act, and is not a managed fund. Traditional methods of investment management for a managed fund typically involve frequent changes to a portfolio of securities on the basis of economic, financial and market analyses. The Portfolio held by the Trust, however, is not managed. Instead, the only purchases and sales that are made with respect to the Portfolio will be those necessary to create, to the extent feasible, a portfolio that is designed to replicate the S&P 500 Index to the extent practicable, taking into consideration the adjustments referred to above. Since no attempt is made to "manage" the Trust in the traditional sense, the adverse financial condition of an issuer will not be the basis for the sale of its securities from the Portfolio unless the issuer is removed from the S&P 500 Index.

  The Trust will be liquidated on the fixed Mandatory Termination Date unless terminated earlier under certain circumstances (see "Administration of the Trust--Termination"). In addition, Beneficial Owners of SPDRs in Creation Unit size aggregations have the right to redeem in kind (see "Redemption of SPDRs").

Adjustments to the Portfolio Deposit

  On each Business Day (each such day an "Adjustment Day"), the number of shares and/or identity of each of the Index Securities in a Portfolio Deposit is adjusted in accordance with the following procedure. At the close of the market on each Adjustment Day, the Trustee calculates the NAV of the Trust (see "Valuation"). The NAV is divided by the number of outstanding SPDRs multiplied by 50,000 SPDRs in one Creation Unit aggregation resulting in a NAV per Creation Unit (the "NAV Amount"). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the S&P 500 Index in a Portfolio Deposit for the following Business Day ("Request Day"), such that (1) the market value at the close of the market on Adjustment Day of the securities to be included in the Portfolio Deposit on Request Day, together with the Dividend Equivalent Payment effective for requests to create or redeem on Adjustment Day, equals the NAV Amount and (2) the identity and weighting of each of the securities in a Portfolio Deposit mirrors proportionately the identity and weightings of the securities in the S&P 500 Index, each as in effect on Request Day. For each security, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and weightings of the securities so calculated constitute the securities portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as the Securities to be delivered by the Trustee in the event of request for redemption of SPDRs in Creation Unit size aggregations on Request Day and thereafter until the following Adjustment Day (see "Redemption of SPDRs"). In addition to the foregoing adjustments, in the event that there shall occur a stock split, stock dividend or reverse split with respect to any Index Security that does not result in an adjustment to the S&P 500 Index divisor, the Portfolio Deposit shall be adjusted to take account of such stock split, stock dividend or reverse split by applying the stock split, stock dividend or reverse stock split multiple (e.g., in the event of a two-for-one stock split of an Index Security, by doubling the number of shares of such Index Security in the prescribed Portfolio Deposit), in each case rounded to the nearest whole share.

  On Request Day and on each day that a request for the creation or redemption of SPDRs in Creation Unit size aggregations is deemed received, the Trustee calculates the market value of the securities portion of the Portfolio Deposit as in effect on Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as the "Portfolio Deposit Amount"). The Trustee then calculates the NAV Amount, based on the close of the market on Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the "Balancing Amount". The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example, (1) differences in the market value of the securities in the Portfolio Deposit and the market value of the Securities on Request Day and (2) any variances from the proper composition of the Portfolio Deposit.

  Notwithstanding the foregoing, on any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the S&P 500 Index divisor to be adjusted after the close of the market on such Business Day,* and (b) no stock split, stock dividend or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustee reserves the right to forego making any adjustment to the Securities portion of the Portfolio Deposit and to use the composition and weightings of the Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee further reserves the right to calculate the adjustment to the number of
-----------
* Standard & Poor's publicly announces changes in the identity and/or weighting of the S&P 500 Index component securities up to five business days in advance of the actual change. The announcements are made after the close of trading on such day.

shares and/or identity of the Index Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day prior to Request Day.

  As previously discussed, the Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment (see "Prospectus Summary--Portfolio Deposits" and "Prospectus Summary-- Redemption"). If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to the creation of SPDRs, the Balancing Amount shall increase the Cash Component of the then effective Portfolio Deposit transferred to the Trustee by a creator, and with respect to redemptions of SPDRs in Creation Unit size aggregations, the Balancing Amount shall be added to the cash transferred to a redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to the creation of SPDRs such amount shall decrease the Cash Component of the then effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference shall be paid by the Trustee to the creator, and with respect to redemptions of SPDRs in Creation Unit size aggregations, the Balancing Amount shall be deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference shall be paid by the redeemer to the Trustee.

  In the event that the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, the Portfolio Deposit so constituted shall dictate the Index Securities to be delivered in connection with the creation of SPDRs in Creation Unit size aggregations and upon the redemption of SPDRs in Creation Unit size aggregations for all purposes hereunder until such time as the securities portion of the Portfolio Deposit is subsequently adjusted.

  In connection with the creation of SPDRs, if an investor is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee, in its discretion, shall have the right to include the cash equivalent value of such Index Securities in the Portfolio Deposit as part of the Cash Component in lieu of the inclusion of such Index Securities in the securities portion of the Portfolio Deposit for the particular affected investor. The amount of such cash equivalent payment shall be used by the Trustee in accordance with the guidelines regarding allowable Misweightings and permitted amounts of cash (see "The Portfolio--Adjustments to the Portfolio") which may require the Trustee to purchase the appropriate number of shares of the Index Security that such investor was unable to purchase. In any such case such investor shall pay the Trustee the standard

Transaction Fee, and may pay an additional amount per Creation Unit aggregation not to exceed (3) times the Transaction Fee applicable for one Creation Unit.

Selection and Acquisition of Securities

  In prescribing the method described above for selecting the Index Securities that constitute the prescribed Portfolio Deposit from time to time, the Sponsor intends to duplicate, to the extent practicable, the composition and weighting of the Index Securities as of the relevant date.

  The yield and price of common stocks deposited in the Trust are dependent on a variety of factors, including money market conditions and general conditions of the corporate equity markets. The Schedule of Investments set forth above contains information as of the date set forth therein with respect to the identity of the issuers of each of the Index Securities in the Portfolio as of such date. The proportionate relationship among such Securities approximated (although it did not exactly duplicate) the proportionate relationships of the Index Securities as of such date.

  Because certain of the Securities from time to time may be sold or their relative percentages changed under certain circumstances as described herein, no assurance can be given that the Trust will retain for any length of time its present size and composition (see "The Portfolio--Adjustments to the Portfolio"). Also, the deposit of additional Portfolio Deposits and the redemption of SPDRs in Creation Unit size aggregations will affect the size and composition of the Trust. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Securities.

                               THE S&P 500 INDEX

  The Sponsor selected the S&P 500 Index as the basis for the selection of the securities held by the Trust because it is well known to investors and, in the opinion of the Sponsor, constitutes a broadly diversified, representative segment of the market of all publicly traded common stocks in the United States. The S&P 500 Index is composed of 500 selected common stocks, all of which are listed on the AMEX, the NYSE or NASDAQ and spans over 107 separate industry groups. As of December 31, 2000, the five largest industry segments comprising the S&P 500 Index were: health care (drugs--major pharmaceuticals) 6.80%, computers (software & services) 5.39%, financial (diversified) 5.35%, electrical equipment 4.90% and oil (international integrated) 4.44%. Since 1968, the S&P 500 Index has been a component of the U.S. Commerce Department's list of Leading Indicators which track key sectors of the U.S. economy. Current information regarding the market value of the S&P 500 Index is available from market information services. The S&P 500 Index is determined, comprised and calculated without regard to the Trust.

  The Sponsor has been granted a license to use the S&P 500 Index as a basis for determining the composition of the Trust and to use certain trademarks of Standard & Poor's in connection with the Trust (see "License Agreement"). Standard & Poor's is not responsible for and shall not participate in the creation or sale of SPDRs or in the determination of the timing of, prices at, or quantities and proportions in which purchases or sales of Index Securities or Securities shall be made. The information in this Prospectus concerning S&P and the S&P 500 Index has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.

  The following table shows the actual performance of the S&P 500 Index for the years 1960 through 2000. Stock prices fluctuated widely during this period and were higher at the end than at the beginning. The results shown should not be considered as a representation of the income yield or capital gain or loss that may be generated by the S&P 500 Index in the future, nor should the results be considered as a representation of the performance of the Trust.

                                        Calendar
                            Calendar    Year-End     Change in       Average
                            Year-End   Index Value   Index For      Yield For
Year                      Index Value*  1960=100   Calendar Year Calendar Year**
----                      ------------ ----------- ------------- ---------------
1960.....................      58.11      100.00         -- %         3.47%
1961.....................      71.55      123.13       23.13          2.98
1962.....................      63.10      108.59      -11.81          3.37
1963.....................      75.02      129.10       18.89          3.17
1964.....................      84.75      145.84       12.97          3.01
1965.....................      92.43      159.06        9.06          3.00
1966.....................      80.33      138.24      -13.09          3.40
1967.....................      96.47      166.01       20.09          3.20
1968.....................     103.86      178.73        7.66          3.07
1969.....................      92.06      158.42      -11.36          3.24
1970.....................      92.15      158.58        0.10          3.83
1971.....................     102.09      175.68       10.79          3.14
1972.....................     118.05      203.15       15.63          2.84
1973.....................      97.55      167.87      -17.37          3.06
1974.....................      68.56      117.98      -29.72          4.47
1975.....................      90.19      155.21       31.55          4.31
1976.....................     107.46      184.93       19.15          3.77
1977.....................      95.10      163.66      -11.50          4.62
1978.....................      96.11      165.39        1.06          5.28
1979.....................     107.94      185.75       12.31          5.47
1980.....................     135.76      233.63       25.77          5.26
1981.....................     122.55      210.89       -9.73          5.20
1982.....................     140.64      242.02       14.76          5.81
1983.....................     164.93      283.82       17.27          4.40
1984.....................     167.24      287.80        1.40          4.64
1985.....................     211.28      363.59       26.33          4.25
1986.....................     242.17      416.75       14.62          3.49
1987.....................     247.08      425.19        2.03          3.08
1988.....................     277.72      477.92       12.40          3.64
1989.....................     353.40      608.15       27.25          3.45
1990.....................     330.22      568.26       -6.56          3.61
1991.....................     417.09      717.76       26.31          3.24
1992.....................     435.71      749.80        4.46          2.99
1993.....................     464.45      802.70        7.06          2.78
1994.....................     459.27      790.34       -1.54          2.82
1995.....................     615.93     1059.92       34.11          2.56
1996.....................     740.74     1274.70       20.26          2.19
1997.....................     970.43    1,669.99       31.01          1.77
1998.....................   1,229.23    2,115.35       26.67          1.49
1999.....................   1,469.25    2,528.48       19.53          1.14
2000.....................   1,320.28    2,272.04      -10.14          1.19

-----------
 * Source: Standard & Poor's. Year-end index values shown do not reflect reinvestment of dividends nor costs, such as brokerage charges and transaction costs.
** Source: Standard & Poor's. Yields are obtained by dividing the aggregate cash dividends by the aggregate market value of the stocks in the S&P 500 Index.

  It is the understanding of the Sponsor that Standard & Poor's weights the Index Securities primarily based on each stock's relative total market value; that is, its market price per share times the number of shares outstanding. Accordingly, each Index Security's influence on the value of the S&P 500 Index is directly proportionate to its market value. The percentage of the Trust's assets invested in each of the Securities is calculated to approximate the percentage each Index Security represents in the S&P 500 Index.

                               LICENSE AGREEMENT

  Under the terms of a license agreement with Standard & Poor's (the "License Agreement"), the Sponsor has been granted a license to use the S&P 500 Index as a basis for determining the composition of the Trust and to use certain trade names and trademarks of Standard & Poor's in connection with the Trust. The License Agreement may be amended by the parties thereto without the consent of any of the Beneficial Owners of SPDRs. Currently, the License Agreement is scheduled to expire on January 22, 2018, in accordance with its terms. The parties thereto may extend the term of the License Agreement beyond such date without the consent of any of the Beneficial Owners of SPDRs.

  None of the Trust, the Trustee, the Distributor, the Depository or any Beneficial Owner of SPDRs is entitled to any rights whatsoever under the foregoing licensing arrangements or to use the trademarks "S&P", "Standard & Poor's", "Standard & Poor's 500" or "S&P 500" or to use the S&P 500 Index except as specifically described herein or as may be specified in the Trust Agreement.

  The Trust is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation or warranty, express or implied, to the Trust, the Trustee, the Distributor, the Depository or Beneficial Owners of SPDRs regarding the advisability of investing in Index Securities or unit investment trusts generally or in the Trust particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the Trust is the licensing of certain trademarks and trade names of Standard & Poor's and of the S&P 500 Index which is determined, comprised and calculated by Standard & Poor's without regard to the Trust or the Beneficial Owners of SPDRs. Standard & Poor's has no obligation to take the needs of the Trust or the Beneficial Owners of SPDRs into consideration in determining, comprising or calculating the S&P 500 Index. Standard & Poor's is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of SPDRs. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of SPDRs.

  STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA

INCLUDED THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE TRUST, BENEFICIAL OWNERS OF SPDRS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED UNDER THE LICENSE AGREEMENT, OR FOR ANY OTHER USE. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                               EXCHANGE LISTING

  As described above, SPDRs are listed on the Exchange. Transactions involving SPDRs in the public trading market are subject to customary brokerage charges and commissions.

  The Sponsor's aim in designing SPDRs was to provide investors with a security whose initial market value would approximate one-tenth ( 1/10th) the value of the S&P 500 Index. Thus, for example, if the S&P 500 Index were at 430, investors might expect a SPDR to trade at approximately $43. The market value of a SPDR will be affected by a variety of factors, including capital gains distributions made, and expenses incurred, by the Trust, and therefore, over time, a SPDR may no longer approximate 1/10th the value of the S&P 500 Index. Note also, that the market price of a SPDR should also reflect its share of the dividends accumulated on the Securities (see "Administration of the Trust--Distributions to Beneficial Owners") and may also be affected by supply and demand, market volatility, sentiment and other factors.

  There can be no assurance that SPDRs will always be listed on the Exchange. The Exchange will consider the suspension of trading in or removal from listing of SPDRs:

    (a) if the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of SPDRs for 30 or more consecutive trading days;

    (b) if the S&P 500 Index is no longer calculated or available; or

    (c) if such other event shall occur or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable.

  The Trust is not required to pay a listing fee to the Exchange.

  The Trust will be terminated in the event that SPDRs are delisted (see "Administration of the Trust--Termination").

  The Exchange has advised the Sponsor that SPDRs are expected to be listed and traded on the Singapore Exchange Ltd. (the "SGX") during the calendar year 2001, pursuant to a joint venture created by the Exchange and the SGX. In the future, SPDRs may be listed and traded on other non-U.S. exchanges pursuant to similar arrangements.

                            TAX STATUS OF THE TRUST

  Effective September 30, 1997, the Trust changed from a calendar year ending on each December 31 to a fiscal year ending each September 30. For the fiscal year ended September 30, 2000, the Trust believes that it qualified for tax treatment as a "regulated investment company" under Subchapter M of the Code. The Trust intends to continue to so qualify. To qualify as a regulated investment company, the Trust must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other sources, (b) meet certain diversification tests, and (c) distribute in each year at least 90% of its investment company taxable income. If the Trust qualifies as a regulated investment company, subject to certain conditions and requirements, the Trust will not be subject to federal income tax to the extent its income is distributed in a timely manner. Any undistributed income may be subject to tax, including a four percent (4%) excise tax imposed by section 4982 of the Code on certain undistributed income of a regulated investment company that does not distribute to shareholders in a timely manner at least ninety-eight percent (98%) of its taxable income (including capital gains).

Tax Consequences to Beneficial Owners

  Dividends paid by the Trust from its investment company taxable income (which includes dividends, interest and the excess of net short-term capital gains over net long-term capital losses) will be taxable to Beneficial Owners as ordinary income. A dividend paid in January will be considered for federal income tax purposes to have been paid by the Trust and received by Beneficial Owners on the preceding December 31 if the dividend was declared in the preceding October, November or December to Beneficial Owners of record as shown on the records of the Depository and the DTC Participants (see "The Trust--Book-Entry-Only System") on a date in one of those months.

  Distributions paid by the Trust from the excess of net long-term capital gains over net short-term capital losses are considered "capital gains dividends" regardless of the length of time an investor has owned SPDRs. Any loss on the sale or exchange of a share held for six months or less may be treated as a long-term capital loss to the extent of any capital gain dividends received by the Beneficial Owner. For corporate investors, dividends from net investment income (but not return of capital distributions or capital gain dividends) generally will qualify for the corporate dividends-received deduction to the extent of qualifying dividend income received by the Trust, subject to the limitations contained in the Code. Investors should note that the regular quarterly dividends paid by the Trust will not be based on the Trust's investment company taxable income and net capital gain, but rather will be based on the dividends paid with respect to the Securities. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may make additional distributions in excess of the yield performance of the Securities in order to distribute all of its investment company taxable income and net capital gain.

  Distributions in excess of the Trust's current or accumulated earnings and profits (as specially computed) generally will be treated as a return of capital for federal income tax purposes and will reduce a Beneficial Owner's tax basis in SPDRs. Return of capital distributions may result, for example, if a portion of the dividends declared represents cash amounts deposited in connection with Portfolio Deposits rather than dividends actually received by the Trust. Under certain circumstances, a significant portion of the Trust's regular quarterly dividends could be treated as return of capital distributions. Such circumstances may be more likely to occur in periods during which the number of outstanding SPDRs fluctuates significantly, as may occur during the initial years of the Trust. Beneficial Owners will receive annually notification from the Trustee through the DTC Participants as to the tax status of the Trust's distributions (see "The Trust--Book-Entry-Only System"). A distribution paid shortly after a purchase or creation of SPDRs may be taxable even though in effect it may represent a return of capital.

  Distributions reinvested in additional SPDRs through the means of the Service (see "Dividend Reinvestment Service") will nevertheless be taxable dividends to Beneficial Owners acquiring such additional SPDRs to the same extent as if such dividends had been received in cash.

  The sale of SPDRs by a Beneficial Owner is a taxable event, and may result in a gain or loss, which generally should be a capital gain or loss for Beneficial Owners that are not dealers in securities.

  Under the Code, an in-kind redemption of SPDRs will not result in the recognition of taxable gain or loss by the Trust but generally will constitute a taxable event for the redeeming shareholder. Upon redemption, a Beneficial Owner generally will recognize gain or loss measured by the difference on the date of redemption between the aggregate value of the cash and securities received and its tax basis in the SPDRs redeemed. Securities received upon redemption (which will be comprised of the securities portion of the Portfolio Deposit in effect on the date of redemption) generally will have an initial tax basis equal to their respective market values on the date of redemption. The Internal Revenue Service ("IRS") may assert that any resulting loss may not be deducted by a Beneficial Owner on the basis that there has been no material change in such Beneficial Owner's economic position or that the transaction has no significant economic or business utility apart from the anticipated tax consequences. Beneficial Owners of SPDRs in Creation Unit size aggregations should consult their own tax advisors as to the consequences to them of the redemption of SPDRs.

  Dividend distributions, capital gains distributions, and capital gains from sales or redemptions may also be subject to state, local and foreign taxes.

  Deposit of a Portfolio Deposit with the Trustee in exchange for SPDRs in Creation Unit size aggregations will not result in the recognition of taxable gain or loss by the Trust but generally will constitute a taxable event to the depositor under the Code, and a depositor generally will recognize gain or loss with respect to each security deposited equal to the difference between the amount realized in respect of the security and the depositor's tax basis therein. The amount realized with respect to a security deposited should be determined by allocating the value on the date of deposit of the SPDRs received (less any cash paid to the Trust, or plus any cash received from the Trust, in connection with the deposit) among the securities deposited on the basis of their respective fair market values at that time. The IRS may assert that any resulting losses may not be deducted by a depositor on the basis that there has been no material change in the depositor's economic position or that the transaction has no significant economic or business utility or purpose apart from the anticipated tax consequences. Depositors should consult their own tax advisors as to the tax consequences to them of a deposit to the Trust.

  The Trustee has the right to reject the order to create Creation Units transmitted to it by the Distributor if the depositor or group of depositors, upon obtaining the SPDRs ordered, would own eighty percent (80%) or more of the outstanding SPDRs, and if pursuant to section 351 of the Code such a circumstance would result in the Trust having a basis in the securities deposited different from the market value of such securities on the date of deposit. The Trustee has the right to require information regarding SPDR ownership pursuant to the Participant Agreement and from the Depository and to rely thereon to the extent necessary to make the foregoing determination as a condition to the acceptance of a Portfolio Deposit.

  Ordinary income dividends received via the Depository by Beneficial Owners who are non-resident aliens will be subject to a thirty percent (30%) United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable tax treaties. Non-resident shareholders are urged to consult their own tax advisors concerning the applicability of United States withholding tax.

  Backup withholding at a rate of 31% will apply to dividends, capital gain distributions, redemptions and sales of SPDRs unless (a) the Beneficial Owner is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. The amount of any backup withholding from a payment to a Beneficial Owner will be allowed as a credit against the holder's U.S. federal income tax liability and may entitle such holder to a refund from the U.S. Internal Revenue Service, provided that the required information is furnished to the U.S. Internal Revenue Service.

  The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the federal, state, local and foreign tax consequences to them of an investment in the Trust, including the effect of possible legislative changes.

                         CONTINUOUS OFFERING OF SPDRs

  SPDRs in Creation Unit size aggregations are offered continuously to the public by the Trust through the Distributor and are delivered upon the deposit of a Portfolio Deposit (see "The Trust--Procedure for Creation of Creation Units"). A list of the identity and number of shares of each of the Index Securities in the current Portfolio Deposit and the amount of the Dividend Equivalent Payment effective through and including the previous Business Day is made available by the Trustee to NSCC on each Business Day. Under certain extraordinary circumstances which may make it impossible for the Trustee to provide such information to NSCC on a given Business Day, NSCC shall use the composition and weighting of the Index Securities for the most recently effective Portfolio Deposit. The minimum number of SPDRs that may be created as described herein is 50,000 or one Creation Unit. Persons making Portfolio Deposits and creating Creation Unit aggregations of SPDRs will receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, nor will any such person have any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of SPDRs.

  Because new SPDRs can be created and issued on an ongoing basis, at any point during the life of the Trust a "distribution", as such term is used in the Securities Act of 1933, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with the Distributor, breaks them down into the constituent SPDRs and sells the SPDRs directly to its customers; or if it chooses to couple the creation of a supply of new SPDRs with an active selling effort involving solicitation of secondary market demand for SPDRs. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

  Dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with SPDRs that are part of an "unsold allotment" within the meaning of
Section 4(3)(C) of the

Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act. Firms that do incur a prospectus delivery obligation with respect to SPDRs are reminded that under Securities Act rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Act owed to an Exchange member in connection with a sale on the Exchange is satisfied by the fact that SPDR prospectuses will be available at the Exchange upon request. Of course, the prospectus-delivery mechanism provided in rule 153 is only available with respect to transactions on an exchange.

  The Sponsor intends to qualify SPDRs in states selected by the Sponsor and through broker-dealers who are members of the National Association of Securities Dealers, Inc. Investors intending to create or redeem Creation Unit size aggregations of SPDRs in transactions not involving a broker-dealer registered in such investor's state of domicile or residence should consult counsel regarding applicable broker-dealer or securities regulatory requirements under such state securities laws prior to such creation or redemption.

                             EXPENSES OF THE TRUST

  Ordinary operating expenses of the Trust are currently being accrued at an annual rate of 0.1200%; future accruals will depend primarily on the level of the Trust's net assets and the level of Trust expenses. The Trustee has agreed to waive a portion of its fee until March 9, 2002. Thereafter, the Trustee reserves the right to discontinue this voluntary waiver policy in the future. Therefore, there is no guarantee that the Trust's ordinary operating expenses will not exceed 0.1200% of the Trust's daily net asset value.

  Until further notice, the Sponsor has undertaken that the ordinary operating expenses of the Trust as calculated by the Trustee will not be permitted to exceed an amount which is 18.45/100 of 1% (0.1845%) per annum of the daily net asset value of the Trust. To the extent during such period the ordinary operating expenses of the Trust do exceed such 0.1845% amount, the Sponsor will reimburse the Trust for or assume such excess ordinary operating expenses. The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the fiscal year expenses fall below the 0.1845% per annum level on any given day. For purposes of this undertaking by the Sponsor, ordinary operating expenses of the Trust shall not include taxes, brokerage commissions and, of course, such extraordinary non-recurring expenses as may arise, including without limitation the cost of any litigation to which the Trust or Trustee may be a party. The Sponsor may discontinue this undertaking or renew it for specified period of time, or may choose to reimburse or assume certain Trust expenses in later periods in order to keep Trust expenses at a level it believes to be attractive to investors, but is not obligated to do so. In any event, it is possible that, on any day and during any period over the life of the Trust, total fees and expenses of the Trust may exceed 0.1845% per annum.

  Subject to any applicable cap, the Sponsor reserves the right to charge the Trust a special sponsor fee from time to time in reimbursement for certain services it may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced, although neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue such voluntary assumption of expenses or reimbursement at any time without notice.

  The following charges are or may be accrued and paid by the Trust: (a) the Trustee's fee as discussed more fully below, (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to SPDRs (whether in Creation Unit size aggregations or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of SPDRs (whether in Creation Unit size aggregations or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust without gross negligence, bad faith, wilful misconduct or wilful malfeasance on its part or reckless disregard of its obligations and duties; (h) expenses incurred in contacting Beneficial Owners of SPDRs during the life of the Trust and upon termination of the Trust; and (i) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

  In addition to the specific expenses discussed in the previous paragraph, discussed above, the following expenses are or may be charged to the Trust:
(a) reimbursement to the Sponsor of amounts paid by it to S&P in respect of annual licensing fees pursuant to the License Agreement (see "License Agreement"), (b) federal and state annual registration fees for the issuance of SPDRs, and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing SPDRs and the Trust (including, but not limited to, associated legal, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). In addition, initial fees and expenses totaling approximately $549,500, in connection with the organization of the Trust, were capitalized and amortized over five years from the start of the Trust's operations on a straight-line basis and charged to the Trust. Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 20/100 of 1% (0.20%) per annum of the daily NAV of the Trust.

  If the income received by the Trust in the form of dividends and other distributions on the Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses; otherwise the Trustee may sell Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (1) dividend payments or other income of the Trust when such payments or other income is received, (2) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (3) the sale of Securities. Notwithstanding the foregoing, in the event that any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Securities to reimburse itself for the amount of such advance and any accrued interest thereon. Such advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust (see "Valuation").

  For services performed under the Trust Agreement, the Trustee is paid by the Trust a fee at an annual rate of 6/100 of 1% to 10/100 of 1% of the net asset value of the Trust, as shown below, such percentage amount to vary depending on the net asset value of the Trust, plus or minus the Adjustment Amount (as hereinafter defined). Such compensation is computed on each Business Day on the basis of the net asset value of the Trust on such day, and the amount thereof is accrued daily and paid monthly. To the extent that the amount of the Trustee's compensation, prior to any adjustment in respect of the Adjustment Amount, is less than specified amounts, the Sponsor has agreed to pay the amount of any such shortfall. The Trustee, in its discretion, may also waive all or a portion of such fee.

                               TRUSTEE FEE SCALE

                                          Fee as a Percentage of Net Asset Value
  Net Asset Value of the Trust            of the Trust
  ----------------------------            --------------------------------------
  $0-$499,999,999........................  10/100 of 1% per annum plus or minus the Adjustment Amount
  $500,000,000-$2,499,999,999............  8/100 of 1% per annum plus or minus the Adjustment Amount*
  $2,500,000,000 and above...............  6/100 of 1% per annum plus or minus the Adjustment Amount*

  As of September 30, 2000, and as of December 31, 2000 the NAV of the Trust was $24,288,629,326.00 and $25,481,051,692.71, respectively. No representation is made as to the actual net asset value of the Trust on any future date, as it is subject to change at any time due to fluctuations in market value of Securities or to creations or redemptions made in the future.
-----------
* The fee indicated applies to that portion of the net asset value of the Trust which falls in the size category indicated.

  The Adjustment Amount shall be calculated at the end of each quarter and applied against the Trustee's fee for the following quarter. The "Adjustment Amount" is an amount which is intended, depending upon the circumstances, either to (1) reduce the Trustee's fee by the amount that the Transaction Fees paid on creation and redemption exceeds the costs of those activities, and by the amount of excess earnings on cash held for the benefit of the Trust* or
(2) increase the Trustee's fee by the amount that the Transaction Fee (plus additional amounts paid in connection with creations or redemptions outside the SPDR Clearing Process), if any, paid on creations or redemptions, falls short of the actual costs of these activities. If in any quarter the Adjustment Amount exceeds the fee payable to the Trustee as set forth above, the Trustee shall use such excess amount to reduce other Trust expenses, subject to certain federal tax limitations. To the extent that the amount of such excess exceeds the Trust's expenses for such quarter, any remaining excess shall be retained by the Trustee as part of its compensation. If in any quarter the costs of processing creations and redemptions exceed the amounts charged as a Transaction Fee (plus the additional amounts paid in connection with creations or redemptions outside the SPDR Clearing Process) net of the excess earnings, if any, on cash held for the benefit of the Trust, the Trustee will augment the Trustee's fee by the resulting Adjustment Amount. The net Adjustment Amount is usually a credit to the Trust. To make the expense ratio of the Trust comparable to the expense ratio of most other investment companies, it is shown as a "below the line" adjustment to Trust expenses. If the adjustment is negative it is shown "above the line".

                              REDEMPTION OF SPDRS

  SPDRs in Creation Unit size aggregations are redeemable in kind only and are not redeemable for cash**. SPDRs in Creation Unit size aggregations may be redeemed by submitting a request for redemption, the requisite number of SPDRs and the Excess Cash Amount (as defined below), if applicable, to the Trustee in the manner specified below. Beneficial Owners of SPDRs may sell SPDRs in the secondary market, but must accumulate enough SPDRs to constitute a Creation Unit (i.e., 50,000 SPDRs) in order to redeem through the Trust. SPDRs can be redeemed only when Creation Unit size aggregations are owned by a Beneficial Owner and held in the account of a single Participating Party (with respect to redemptions through the SPDR Clearing Process) or a single DTC Participant (with respect to redemptions outside the SPDR Clearing Process). SPDRs will remain outstanding until redeemed or until the termination of the Trust.
-----------
* The excess earnings on cash amount is currently calculated, and applied, on a monthly basis.
** See "Termination of Trust", however, for a description of the sole case in
which   SPDRs may be redeemed for cash.

Procedure for Redemption of SPDRs

  Requests for redemptions of Creation Units may be made on any Business Day through the SPDR Clearing Process to the Trustee at its Quincy office or at such other office as may be designated by the Trustee. Requests for redemptions of Creation Units may also be made directly to the Trustee outside the SPDR Clearing Process. Requests for redemption shall not be made to the Distributor. In the case of redemptions made through the SPDR Clearing Process, the Transaction Fee will be deducted from the amount delivered to the redeemer. In case of redemptions tendered directly to the Trustee outside the SPDR Clearing Process, a total fee will be charged on a per Creation Unit basis per day. Such fee will be equal to the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, (due in part to the increased expense associated with delivery outside the SPDR Clearing Process) and such amount will be deducted from the amount delivered to the redeemer (see "Prospectus Summary--Transaction Fee"). In all cases, both the tender of SPDRs for redemption and distributions to the redeemer in respect of SPDRs redeemed will be effected through the Depository and the relevant DTC Participant(s) to the Beneficial Owner thereof as recorded on the book entry system of the Depository or the relevant DTC Participant, as the case may be (see "The Trust--Book-Entry-Only System").

  The Trustee will transfer to the redeeming Beneficial Owner via the Depository and the relevant DTC Participant(s) a portfolio of Securities for each Creation Unit size aggregation of SPDRs delivered, identical in weighting and composition to the securities portion of a Portfolio Deposit as in effect
(1) on the date a request for redemption is deemed received by the Trustee as described below, in the case of redemptions made either through the SPDR Clearing Process or outside the SPDR Clearing Process or (2) on the date that notice of the termination of the Trust is given, in the case of the termination of the Trust (see "Administration of the Trust--Termination" and "The Portfolio--Adjustments to the Portfolio"). The Trustee will also transfer via the relevant DTC Participant(s) to the redeeming Beneficial Owner in cash the "Cash Redemption Payment", which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on all the Securities for the period through the date of redemption, net of expenses and liabilities for such period including, without limitation, (x) taxes or other governmental charges against the Trust not previously deducted if any, and (y) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted (see "Expenses of the Trust"), as if all the Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. To the extent that any amounts payable to the Trust by the redeeming Beneficial Owner exceed the amount of the Cash Redemption Payment ("Excess Cash Amounts"), such Beneficial Owner shall be required to deliver payment thereof to the Trustee. In the case of redemptions made through the SPDR Clearing Process, the Trustee will effect a transfer of the Cash Redemption Payment and Securities to the redeeming Beneficial Owner by the third (3rd) NSCC Business Day following the date on which request for redemption is deemed received. In the case of redemptions made outside the SPDR Clearing Process, the Trustee will transfer the Cash Redemption Payment and the securities to the redeeming Beneficial Owner by the third (3rd) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all SPDRs delivered upon redemption.

  In the event that the Trustee determines in its discretion that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of SPDRs in Creation Unit size aggregations, the Trustee shall have the right in its discretion to deliver the cash equivalent value of such Index Security or Index Securities, based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such redemption is deemed received by the Trustee (see "Placement of Redemption Orders Using SPDR Clearing Process") as a part of the Cash Redemption Payment in lieu of delivering such Index Security or Index Securities to the redeemer.

  In connection with the redemption of SPDRs, if a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee shall have the right in its discretion to deliver the cash equivalent value of such Index Security or Index Securities based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such redemption order is deemed received by the Trustee (see "Placement of Redemption Orders Outside SPDR Clearing Process") as a part of the Cash Redemption Payment in lieu of delivering such Index Security or Index Securities to the redeemer. In such case, such investor will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit (see "Prospectus Summary--Transaction Fee").

  The Trustee, in its discretion, upon the request of a redeeming investor, may redeem Creation Units in whole or in part by providing such redeemer with a portfolio of Securities differing in exact composition from the Index Securities but not differing in net asset value from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Trust's correspondence to the composition and weighting of the S&P 500 Index, for instance, in connection with the replacement of one of the Index Securities.

  The Trustee may sell Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the amount required to be provided to the redeeming Beneficial Owner, such cash amounts shall be held by the Trustee and shall be applied in accordance with the guidelines applicable to Misweightings (see "The Portfolio--Adjustments to the Portfolio").

  If the income received by the Trust in the form of dividends and other distributions on the Securities is insufficient to allow distribution of the Cash Redemption Payment, the Trustee may advance out of its own funds any amounts necessary in respect of redemptions of SPDRs; otherwise, the Trustee may sell Securities in an amount sufficient to effect such redemptions. The Trustee may reimburse itself in the amount of such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (1) dividend payments or other income of the Trust when such payments or other income is received, (2) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (3) the sale of Securities. Notwithstanding the foregoing, in the event that any advance remains outstanding for more than forty-five (45) Business Days, the Trustee shall sell Securities to reimburse itself for such advance and any accrued interest thereon. Such advances will be secured by a lien on the assets of the Trust in favor of the Trustee.

  The Trustee may, in its discretion, and will when so directed by the Sponsor, suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee; for any period during which the New York Stock Exchange is closed; for any period during which an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable; or for such other period as the Commission may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages which may result from any such suspension or postponement.

  To be eligible to place orders with the Trustee to redeem SPDRs in Creation Unit size aggregations, an entity or person must be (1) a Participating Party with respect to redemptions through the SPDR Clearing Process, or (2) a DTC Participant with respect to redemptions outside the SPDR Clearing Process and, in either event, have executed a Participant Agreement.

  All orders to redeem SPDRs must be placed in multiples of 50,000 SPDRs (Creation Unit size). Orders must be transmitted to the Trustee by telephone or other transmission method acceptable to the Trustee so as to be received by the Trustee not later than the Closing Time on the Transmittal Date, pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruption or changes, or telephone or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

  Orders to redeem Creation Unit size aggregations of SPDRs shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to redeem Creation Unit size aggregations of SPDRs may have to be placed by the investor's broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to redeem SPDRs should afford sufficient time to permit (1) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (2) the receipt of the SPDRs to be redeemed and the Excess Cash Amounts, if any, by the Trustee in a timely manner, as described below. Orders for redemption that are effected outside the SPDR Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the SPDR Clearing Process. Those persons placing orders outside the SPDR Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire transfer system by contacting the operations department of the broker or depository institution effectuating such transfer of SPDRs and Cash Redemption Payment. These deadlines will vary by institution. The Participant notified of an order to redeem outside the SPDR Clearing Process will be required to transfer SPDRs through DTC and the Excess Cash amounts, if any, through the Federal Reserve Bank wire transfer system in a timely manner (see "Placement of Redemption Orders Outside the SPDR Clearing Process"). Information regarding Cash Redemption Payment amounts, number of outstanding SPDRs and Transaction Fees may be obtained from the Trustee at the toll-free number: 1-800-545-4189.

Placement of Redemption Orders Using SPDR Clearing Process

  Orders to redeem SPDRs in Creation Unit size aggregations through the SPDR Clearing Process must be delivered through a Participating Party (see "Portfolio Deposit") that has executed the Participant Agreement with the Distributor and with the Trustee (as the same may be from time to time amended in accordance with its terms). An order to redeem SPDRs using the SPDR Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Trustee not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the net asset value of the Trust as determined as of the Evaluation Time on the Transmittal Date. An order to redeem SPDRs using the SPDR Clearing Process made in proper form but received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party's redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee will transfer the requisite Securities (or contracts to purchase such Securities which are expected to be delivered in a "regular way" manner) by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received, and the Cash Redemption Payment. The calculation of the value of the Securities and the Cash Redemption Payment to be delivered by the Trustee to the redeeming Beneficial Owner will be made according to the procedures set forth under "Valuation," computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee.

Placement of Redemption Orders Outside SPDR Clearing Process

  Orders to redeem SPDRs outside the SPDR Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement with the Distributor and with the Trustee. A DTC Participant who wishes to place an order for redemption of SPDRs to be effected outside the SPDR Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the SPDR Clearing Process and that redemption of SPDRs will instead be effected through transfer of SPDRs directly through DTC. An order to redeem SPDRs outside the SPDR Clearing Process is deemed received by the Trustee on the Transmittal Date if (i) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (ii) such order is preceded or accompanied by the requisite number of SPDRs specified in such order, which delivery must be made through DTC to the Trustee no later than 11:00 a.m. on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off Time") and (iii) all other procedures set forth in the Participant Agreement are properly followed. The Excess Cash Amounts owed by the Beneficial Owner, if any, must be delivered no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date.

  After the Trustee has deemed an order for redemption outside the SPDR Clearing Process received, the Trustee will initiate procedures to transfer the requisite Securities (or contracts to purchase such Securities which are expected to be delivered within three Business Days and the Cash Redemption Payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trustee.

  The calculation of the value of the Securities and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner will be made by the Trustee according to the procedures set forth under "Valuation," computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee. Therefore, if a redemption order in proper form is submitted to the Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite SPDRs are delivered to the Trustee prior to the DTC Cut-Off Time on such Transmittal Date, then the value of the Securities and the Cash Redemption Payment to be delivered to the Beneficial Owner will be determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted to the Trustee by a DTC Participant not later than the Closing Time on a Transmittal Date but either (1) the requisite SPDRs are not delivered by the DTC Cut-Off Time on the next Business Day immediately following such Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of such Transmittal Date. In such case, the value of the Securities and the Cash Redemption Payment to be delivered to the Beneficial Owner will be computed as of the Evaluation Time on the Business Day that such order is deemed received by the Trustee, i.e., the Business Day on which the SPDRs are delivered through DTC to the Trustee by the DTC Cut-Off Time on such Business Day pursuant to a properly submitted redemption order.

                                   VALUATION

  The NAV of the Trust is computed as of the Evaluation Time shown under "Essential Information" on each Business Day. The NAV of the Trust on a per SPDR basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Trust's investments and other assets and dividing the result by the total number of outstanding SPDRs.

  The aggregate value of the Securities shall be determined by the Trustee in good faith in the following manner: If the Securities are listed on one or more national securities exchanges, such evaluation shall generally be based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is deemed to be the principal market therefor (the New York or American Stock Exchange if the securities are listed thereon) or, if there is no such appropriate closing sale price on such exchange, at the last sale price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the Securities are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such closing sale price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable securities,
(c) by the Trustee's appraising the value of the securities in good faith on the bid side of the market, or (d) by any combination thereof.

                          ADMINISTRATION OF THE TRUST

Records

  The Trustee maintains records of the transactions of the Trust, including a current list of the identity and number of shares of each of the Securities in the Portfolio. Records of the creation of SPDRs in Creation Unit size aggregations are also maintained by the Distributor. Record of ownership of SPDRs is maintained by the Depository and by DTC Participants as described above (see "The Trust--Book-Entry-Only System").

  A complete copy of the Trust Agreement is maintained by the Trustee. A copy of the Trust Agreement is available to Beneficial Owners at the corporate trust office of the Trustee at 225 Franklin Street, Boston, Massachusetts 02110 during normal business hours.

Voting

  The Trustee has the right to vote all of the voting stocks in the Trust. The Trustee votes the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstains from voting.

Distributions to Beneficial Owners

  The regular quarterly ex-dividend date for SPDRs is the third Friday in each of March, June, September and December, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day (the "Ex-Dividend Date"). Beneficial Owners as reflected on the records of the Depository and the DTC Participants on the second Business Day following the Ex-Dividend Date (the "Record Date") are entitled to receive an amount representing dividends accumulated on the Securities through the quarterly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including Securities with ex-dividend dates falling within such quarterly dividend period), net of fees and expenses, accrued daily for such period. For the purposes of all dividend distributions, dividends per SPDR are calculated at least to the nearest 1/1000th of $0.01. The payment of dividends is made on the last Business Day in the calendar month following each Ex-Dividend Date (the "Dividend Payment Date"). Dividend payments will be made through the Depository and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee. SPDRs are registered in book entry only, which records are kept by the Depository (see "The Trust--Book-Entry-Only System").

  Dividends payable to the Trust in respect of the Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Securities, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of the Securities as dividends or distributions and capital gains resulting from the sale of Securities are also credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to such accounts generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce the Trustee's annual fee (see "Expenses of the Trust").

  The Trust intends to qualify as a regulated investment company for federal income tax purposes. A regulated investment company is not subject to federal income tax on its net investment income and capital gains that it distributes to shareholders, so long as it meets certain overall distribution and diversification requirements and other conditions under Subchapter M of the Code. The Trust intends to satisfy these overall distribution and diversification requirements and to otherwise satisfy any required conditions. The Trustee intends to make additional distributions to the minimum extent necessary (i) to distribute the entire annual investment company taxable income of the Trust, plus any net capital gains (from sales of securities in connection with adjustments to the Portfolio or to generate cash for such distributions), and (ii) to avoid imposition of the excise tax imposed by section 4982 of the Code (see "Tax Status of the Trust"). The additional distributions, if needed, would consist of (a) an increase in the distribution scheduled for January to include any amount by which estimated Trust investment company taxable income and net capital gains for a year exceeds the amount of Trust taxable income previously distributed with respect to such year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after actual annual investment company taxable income and net capital gains of the Trust have been computed of the amount, if any, by which such actual income exceeds the distributions already made. The NAV of the Trust will be reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, will depend upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of securities in connection with adjustments to the Portfolio will have been used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee will have to sell shares of the Securities sufficient to produce the cash required to make such additional distributions. In selecting the Securities to be sold to produce cash for such distributions, the Trustee will choose among the Securities that are over-weighted in the Portfolio relative to their weightings in the S&P 500 Index first and then from among all other Securities in a manner so as to maintain the weightings of the Securities within the applicable Misweighting Amount (see "The Portfolio--Adjustments to the Portfolio").

  The Trustee further reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Trust as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

  The Trustee further reserves the right to vary the frequency with which periodic distributions are made (e.g., from quarterly to monthly) if it is determined by the Sponsor and the Trustee, in their discretion, that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to regulated investment companies or would otherwise be advantageous to the Trust. In addition, the Trustee reserves the right to change the regular ex-dividend date for SPDRs to another date within the month or quarter if it is determined by the Sponsor and the Trustee, in their discretion, that such a change would be advantageous to the Trust. Notice of any such variance or change (which notice shall include changes to the Record Date, the Ex-Dividend Date, the Dividend Payment Date, and the accumulation period resulting from such variance) shall be provided to Beneficial Owners via the Depository and the DTC Participants (see "The Trust--Book-Entry-Only System").

  The Trustee may, in its discretion, advance out of its own funds any amounts necessary to permit distributions via the Depository to Beneficial Owners. The Trustee may reimburse itself in the amount of such advance, together with interest thereon at a percentage rate equal to then current overnight federal funds rate, by deducting such amounts from (1) dividend payments or other income of the Trust when such payments or other income is received, (2) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (3) the sale of Securities. Notwithstanding the foregoing, in the event that any advance remains outstanding for more than forty-five (45) Business Days, the Trustee shall sell Securities to reimburse itself for such advance and any accrued interest thereon. Such advances will be secured by a lien on the assets of the Trust in favor of the Trustee.

  In addition, as soon as practicable after notice of termination of the Trust, the Trustee will distribute via the Depository and the DTC Participants to each Beneficial Owner redeeming SPDRs in Creation Unit size aggregations prior to the termination date specified in such notice a portion of the Securities and cash as described above (see "Redemption of SPDRs" and "Administration of the Trust--Termination"). Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practical after termination of the Trust, such Beneficial Owner's pro rata share of the net asset value of the Trust (see "Administration of the Trust--Termination").

  All distributions are made by the Trustee through the Depository and the DTC Participants to Beneficial Owners as recorded on the book entry system of the Depository and the DTC Participants (see "The Trust--Book-Entry-Only System").

  The settlement date for the creation of SPDRs in Creation Unit size aggregations or the purchase of SPDRs in the secondary market must occur on or prior to the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior securityholder or Beneficial Owner as of such Record Date.

  Any Beneficial Owner interested in acquiring additional SPDRs with proceeds received from distributions described above may elect dividend reinvestment through

DTC Participants by means of the DTC Dividend Reinvestment Service, described herein (see "Dividend Reinvestment Service"), if such service is available through such Beneficial Owner's broker.

Trust Supervision

  The Trust's Portfolio Securities are not managed and therefore the adverse financial condition of an issuer of securities in the Trust does not, in itself, require the sale of Securities from the Portfolio. The Trustee shall, on a non-discretionary basis, make changes to the Portfolio as described above (see "The Portfolio--Adjustments to the Portfolio").

  The Trustee will direct its securities transactions only to brokers or dealers, which may include affiliates of the Trustee, from whom it expects to obtain the most favorable prices or execution of orders.

Statements to Beneficial Owners

  With each distribution, the Trustee will furnish for distribution to Beneficial Owners (see "The Trust--Book-Entry-Only System") a statement setting forth the amount being distributed expressed as a dollar amount per SPDR.

  Promptly after the end of each fiscal year, the Trustee will furnish to the DTC Participants for distribution to each person who was a Beneficial Owner of SPDRs at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

Register of Ownership and Transfer

  The Trustee maintains a record of the creation and redemption of SPDRs in Creation Unit size aggregations as well as creations of SPDRs in connection with the Dividend Reinvestment Service. The Depository maintains a record on its book entry system of the DTC Participant ownership of SPDRs and the number of SPDRs owned (see "The Trust--Book-Entry-Only System"). Certificates are not issued for SPDRs, whether in Creation Unit size denominations or otherwise. Beneficial Owners have the rights accorded to holders of "book-entry" securities under applicable law. Beneficial Owners may transfer SPDRs through the Depository by instructing the DTC Participant holding the SPDRs for such Beneficial Owner in accordance with standard securities industry procedures.

Rights of Beneficial Owners

  SPDRs in Creation Unit size aggregations (i.e., 50,000 SPDRs) may be tendered to the Trustee for redemption (see "Redemption of SPDRs"). Beneficial Owners may sell SPDRs in the secondary market, but must accumulate enough SPDRs (i.e., 50,000

SPDRs) to constitute a full Creation Unit in order to redeem through the Trust. The death or incapacity of any Beneficial Owner will not operate to terminate the Trust nor entitle such Beneficial Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

  Beneficial Owners shall not have the right to vote concerning the Trust, except as described below with respect to termination and as otherwise expressly set forth in the Trust Agreement, or in any manner control the operation and management of the Trust, nor shall any Beneficial Owner be liable to any other person by reason of any action taken by the Sponsor or the Trustee.

Amendment

  The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent or to make such other provisions in regard to matters or questions arising thereunder as will not adversely affect the interests of Beneficial Owners; (b) to change any provision thereof as may be required by the Commission; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a "regulated investment company" under the Code; (d) to add or change any provision thereof as may be necessary or advisable in the event that NSCC or the Depository is unable or unwilling to continue to perform its functions as set forth therein; and (e) to add or change any provision thereof to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by Standard & Poor's in its method of determining the S&P 500 Index. The Trust Agreement may also be amended from time to time by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding SPDRs to add provisions to or change or eliminate any of the provisions of the Trust Agreement or to modify the rights of Beneficial Owners; provided, however, that the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding SPDRs if such amendment would (1) permit, except in accordance with the terms and conditions of the Trust Agreement, the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (2) reduce the interest of any Beneficial Owner in the Trust; or (3) reduce the percentage of Beneficial Owners required to consent to any such amendment.

  Promptly after the execution of any such amendment, the Trustee shall receive from the Depository, pursuant to the terms of the Depository Agreement, a list of all DTC Participants holding SPDRs. The Trustee shall inquire of each such DTC Participant as to the number of Beneficial Owners for whom such DTC Participant holds SPDRs, and provide each such DTC Participant with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to such Beneficial Owners (see "The Trust--Book-Entry-Only System").

Termination

  The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the NAV of the Trust is less than $350,000,000, as such dollar amount shall be adjusted for inflation in accordance with the CPI-U, such adjustment to take effect at the end of the fourth year following the Initial Date of Deposit and at the end of each year thereafter and to be made so as to reflect the percentage increase in consumer prices as set forth in the CPI-U for the twelve month period ending in the last month of the preceding fiscal year.

  The Trust will also terminate in the event that SPDRs are delisted from the Exchange. The Exchange will consider the suspension of trading in or the delisting of SPDRs as discussed above (see "Exchange Listing").

  The Trust may also be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding SPDRs; (b) if the Depository is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to SPDRs, or if the Trustee is no longer a participant in NSCC; (d) if Standard & Poor's ceases publishing the S&P 500 Index; and (e) if the License Agreement is terminated. Currently, the License Agreement is scheduled to expire on January 22, 2018, in accordance with its terms. The parties thereto may extend the term of the License Agreement beyond such date without the consent of any of the Beneficial Owners of SPDRs. The Trust will also terminate by its terms on the Termination Date.

  If either the Sponsor or the Trustee shall resign or be removed and a successor is not appointed, the Trust will terminate (see "Resignation, Removal and Liability--The Trustee" and "Resignation, Removal and Liability-- The Sponsor"). The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of Beneficial Owners.

  Prior written notice of the termination of the Trust will be given at least twenty (20) days prior to termination of the Trust to all Beneficial Owners in the manner described above (see "The Trust--Book-Entry-Only System"). The notice will set forth the date on which the Trust will be terminated, the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of SPDRs (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the SPDRs held and the date determined by the Trustee upon which the books of the Trust shall be closed. Such notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor

Portfolio Deposits will be accepted, that no additional SPDRs will be created for the purpose of reinvesting dividend distributions, and that, as of the date thereof and thereafter, the portfolio of Securities delivered upon redemption shall be identical in composition and weighting to the Securities held in the Trust as of such date rather than the securities portion of the Portfolio Deposit as in effect on the date request for redemption is deemed received. Beneficial Owners of SPDRs in Creation Unit size aggregations may, in advance of the Termination Date, redeem in kind directly from the Trust (see "Redemption of SPDRs").

  Within a reasonable period of time after the Termination Date the Trustee shall, subject to any applicable provisions of law, use its best efforts to sell all of the Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable for or responsible in any way for depreciation or loss incurred by reason of any such sale or sales. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a Security, the closing or restriction of trading on a stock exchange, the outbreak of hostilities or the collapse of the economy. Upon receipt of proceeds from the sale of the last Security, the Trustee shall deduct therefrom its fees and all other expenses (see "Expenses of the Trust"). The remaining amount shall be transmitted to the Depository for distribution via the DTC Participants, together with a final statement setting forth the computation of the gross amount distributed. SPDRs not redeemed prior to termination of the Trust will be redeemed in cash at net asset value based on the proceeds of the sale of the Securities. Such redemptions in cash at net asset value shall be available to all Beneficial Owners, with no minimum aggregation of SPDRs required (see "Administration of the Trust--Distributions to SPDR Beneficial Owners").

                      RESIGNATION, REMOVAL AND LIABILITY

The Trustee

  Under the Trust Agreement, the Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants that are reflected on the records of the Depository as owning SPDRs for distribution to Beneficial Owners as provided above (see "The Trust--Book-Entry-Only System") not less than sixty (60) days before the date such resignation is to take effect. Such resignation will become effective upon the appointment of and the acceptance of the Trust by a successor Trustee or, if no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trust shall terminate (see "Administration of the Trust--Termination"). The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts to appoint a successor Trustee promptly.

  In case the Trustee becomes incapable of acting as such or is adjudged a bankrupt or is taken over by any public authority, the Sponsor may discharge the Trustee and appoint a successor Trustee as provided in the Trust Agreement. Notice of such discharge and appointment shall be mailed via the DTC Participants to Beneficial Owners by the Sponsor.

  Upon a successor Trustee's execution of a written acceptance of an appointment as Trustee for the Trust, such successor Trustee will become vested with all the rights, powers, duties and obligations of the original Trustee.

  A successor Trustee is required to be a trust company, corporation or national banking association organized and doing business under the laws of the United States or any state thereof; to be authorized under such laws to exercise corporate trust powers; and to have at all times an aggregate capital, surplus and undivided profit of not less than $50,000,000.

  Beneficial Owners of 51% of the then outstanding SPDRs may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee in the manner specified above and in the Trust Agreement.

  The Trust Agreement provides that the Trustee is not liable for any action taken in reasonable reliance on properly executed documents or for the disposition of monies or Securities or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, wilful malfeasance, wilful misconduct, or reckless disregard of its duties and obligations nor is the Trustee liable or responsible in any way for depreciation or loss incurred by reason of the sale by the Trustee of any Securities in the Trust. In the event of the failure of the Sponsor to act, the Trustee may act and is not liable for any such action taken by it in good faith. The Trustee is not personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee (each a "Trustee Indemnified Party") will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, wilful misconduct, wilful malfeasance on the part of such Trustee Indemnified Party or reckless disregard of its duties and obligations, arising out of, or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

The Sponsor

  If at any time the Sponsor shall fail to undertake or perform or become incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required of it to be undertaken or performed, or shall resign, or shall become bankrupt or its affairs shall be taken over by public authorities, the Trustee may appoint a successor Sponsor as shall be satisfactory to the Trustee, agree to act as Sponsor itself, or may terminate the Trust Agreement and liquidate the Trust (see "Termination"). Notice of the resignation or removal of the Sponsor and the appointment of a successor shall be mailed by the Trustee to the Depository and the DTC Participants for distribution to Beneficial Owners (see "The Trust--Book-Entry-Only System"). Upon a successor Sponsor's execution of a written acceptance of such appointment as Sponsor of the Trust, such successor Sponsor shall become vested with all of the rights, powers, duties and obligations of the original Sponsor. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable.

  The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of such appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust, which the Trustee shall do if no successor Sponsor is appointed (see "Termination").

  The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of the Beneficial Owners of SPDRs.

  The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of SPDRs for taking any action or for refraining from taking any action made in good faith or for errors in judgment, but is liable only for its own gross negligence, bad faith, wilful misconduct or wilful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust by reason of the sale of any Securities of the Trust. The Trust Agreement further provides that the Sponsor and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Sponsor (each a "Sponsor Indemnified Party") shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, wilful misconduct or wilful malfeasance on the part of any Sponsor Indemnified Party in the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses of defending against any claim or liability.

                                    SPONSOR

  The Sponsor of the Trust is PDR Services LLC, a Delaware limited liability company incorporated on April 6, 1998 with offices c/o the Exchange, 86 Trinity Place, New York, New York 10006. The Sponsor's Internal Revenue Service Employer Identification Number is 52-2127241. The Exchange is the sole member of the Sponsor and the Exchange is a "control person" of the Sponsor as such term is defined in the Securities Act of 1933.

  The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell SPDRs to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of SPDRs within a specified time period.

                                    TRUSTEE

  The Trustee is State Street Bank and Trust Company, a bank and trust company organized under the laws of the Commonwealth of Massachusetts with its principal place of business at 225 Franklin Street, Boston, Massachusetts 02110. The Trustee's Internal Revenue Service Employer Identification Number is 04-1867445. The Trustee is subject to supervision and examination by the Massachusetts Division of Banks and the Federal Reserve Bank of Boston.

                                  DEPOSITORY

  The Depository Trust Company, New York, New York, a limited purpose trust company and member of the Federal Reserve System, acts as Depository for SPDRs. The Depository receives customary fees for its services.

                                 LEGAL OPINION

  The legality of the SPDRs offered hereby has been passed upon by Carter, Ledyard & Milburn, New York, New York, as counsel for the Sponsor.

                            INDEPENDENT ACCOUNTANTS

  The financial statements as of September 30, 2000 included in this Prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, 160 Federal Street, Boston, Massachusetts, given on the authority of said firm as experts in auditing and accounting.

                                CODE OF ETHICS

  The Trust and the Sponsor have adopted a code of ethics regarding personal securities transactions by employees. Subject to certain conditions and standards, the code permits employees to invest in Securities for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the Commission and you may obtain a copy by visiting the Commission at the address listed on the back cover of this prospectus. The code is also available on the EDGAR Database on the Commission's Internet site at http:/www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission at the address listed on the back cover of this prospectus.

 INFORMATION AND COMPARISONS RELATING TO TRUST, SECONDARY MARKET TRADING, NET
                   ASSET SIZE, PERFORMANCE AND TAX TREATMENT

  Information regarding various aspects of the Trust, including the net asset size thereof, as well as the secondary market trading, the performance and the tax treatment of SPDRs, may be included from time to time in advertisements, sales literature and other communications as well as in reports to current or prospective Beneficial Owners.

  Information may be provided to prospective investors to help such investors assess their specific investment goals and to aid in their understanding of various financial strategies. Such information may present current economic and political trends and conditions and may describe general principles of investing such as asset allocation, diversification and risk tolerance, as well as specific investment techniques such as indexing and hedging. In addition, information may be presented to prospective or current Beneficial Owners regarding the purchase of SPDRs in the secondary market, such as margin requirements, types of orders that may be entered, and information concerning short sales. Similarly, market data symbols, trading fractions, other trading information and the CUSIP number relating to SPDRs may be included in such information. Comparisons with other investment vehicles, such as mutual funds, may be made with respect to the application of such requirements; costs of fund management and administration; cost and advantages of intraday trading; and rules applicable to short sales.

  Information regarding the Trust's net asset size may be stated in communications to prospective or current Beneficial Owners for one or more time periods, including annual, year-to-date or daily periods. Such information may also be expressed in terms of the total number of SPDRs outstanding as of one or more time periods. Factors integral to the size of the Trust's net assets, such as creation volume and activity, may also be discussed, and may be specified from time to time or with respect to various periods of time. Comparisons of such information during various periods may also be made, and may be expressed by means of percentages.

  Information may be provided to investors regarding the ability to engage in short sales of SPDRs, including reference to the exemption from the "tick test" provision of the SEC short sale rule (Rule 10a-1 under the Securities Exchange Act of 1934), to permit short sales on "minus" or "zero-minus" ticks. Selling short refers to the sale of securities which the seller does not own, but which the seller arranges to borrow prior to effecting the sale. Institutional investors may be advised that lending their SPDR shares to short sellers may generate stock loan credits which may supplement the return they can earn from an investment in SPDRs. These stock loan credits may provide a useful source of additional income for certain institutional investors who can arrange to lend SPDRs. Potential short sellers may be advised that a short rebate (functionally equivalent to partial use of proceeds of the short sale) may reduce their cost of selling short.

  Information may be provided to investors regarding capital gains distributions by the Trust, including historical information relating to such distributions. Comparisons between the Trust and other investment vehicles such as mutual funds may be made regarding such capital gains distributions, as well as relative tax efficiencies between the Trust and such other investment vehicles (e.g. realization of capital gains or losses to the Trust and to such other investment vehicles in connection with redemption of their respective securities). (See "Tax Status of the Trust" for discussion of tax consequences to Beneficial Owners of SPDRs in connection with the sale or redemption of SPDRs.) Based on projected differences between SPDRs and conventional mutual funds with regard to capital gains distributions, projections may be made regarding comparative capital gains distributions and tax rates for taxable investors holding SPDRs over a long period of time. Comparisons may also be provided regarding the probable tax impact resulting from rebalancing of the Trust portfolio (see "The Portfolio--Adjustments to the Portfolio") and adjustments to the portfolio of an actively managed investment vehicle.

  Specifically, information may be provided to prospective or current investors comparing and contrasting the tax efficiencies of conventional mutual funds with SPDRs. Both conventional mutual funds and the SPDR Trust may be required to recognize capital gains incurred as a result of adjustments to the composition of the S&P 500 Index and therefore to their respective portfolios. From a tax perspective, however, a significant difference between a conventional mutual fund and the SPDR Trust is the process by which their shares are redeemed. In cases where a conventional mutual fund experiences redemptions in excess of subscriptions ("net redemptions") and has insufficient cash available to fund such net redemptions, such fund may have to sell stocks held in its portfolio to raise and pay cash to redeeming shareholders. A mutual fund will generally experience a taxable gain or loss when it sells such portfolio stocks in order to pay cash to redeeming fund shareholders. In contrast, the redemption mechanism for SPDRs does not involve selling the portfolio stocks held by the SPDR Trust in the event of a redemption. Instead, the SPDR Trust delivers the actual portfolio of stocks in an "in-kind" exchange to any person redeeming SPDR shares in Creation Unit size aggregations (i.e., 50,000 SPDRs per Creation Unit). While this "in-kind" exchange is a taxable transaction to the redeeming entity (usually a broker/dealer) making the exchange, it generally does not constitute a taxable transaction at the SPDR Trust level and, consequently, there is no realization of taxable gain or loss by the SPDR Trust with respect to such "in-kind" exchanges. In a period of market appreciation of the S&P 500 Index and, consequently, appreciation of the portfolio stocks held in the SPDR Trust, this "in-kind" redemption mechanism has the effect of eliminating the recognition and distribution of those net unrealized gains at the SPDR Trust level. Investors should note that although the same result would obtain for conventional mutual funds utilizing an "in-kind" redemption mechanism, the opportunities to redeem fund shares by delivering portfolio stocks "in-kind" are limited in most mutual funds.

  Investors may be informed that, while no unequivocal statement can be made as to the net tax impact on a conventional mutual fund resulting from the purchases and sales of its portfolio stocks over a period of time, conventional funds that have accumulated substantial unrealized capital gains, if they experience net redemptions and do not have sufficient available cash, may be required to make taxable capital gains distributions that are generated by changes in such fund's portfolio. In contrast, the "in-kind" redemption mechanism of SPDRs may make them more tax efficient investments under most circumstances than comparable conventional mutual fund shares. As discussed above, the "in-kind" redemption feature of the SPDR Trust tends to lower the amount of annual net capital gains distributions to SPDR holders as compared to their conventional mutual fund counterparts. Since shareholders are generally required to pay income tax on capital gains distributions, the smaller the amount of such distributions, the less taxes that are payable currently. To the extent that the SPDR Trust is not required to recognize capital gains, the SPDR holder is able, in effect, to defer tax on such gains until he sells or otherwise disposes of his shares, or the SPDR Trust terminates. If such holder retains his shares until his death, under current law the tax basis of such shares would be adjusted to their then fair market value.

  Information regarding the secondary market trading activity of SPDRs also may be presented over one or more stated time periods, such as for daily, monthly, quarterly or annual periods. SPDR secondary market trading volume information may be compared with similar information relating to other issues trading on the Exchange during the same reporting period. Average daily secondary market trading volume of SPDRs may also be reported from time to time. Comparisons of such information during various periods may also be made, and may be expressed by means of percentages.

  Information may also be provided in communications to prospective investors or current Beneficial Owners comparing and contrasting the relative advantages of investing in SPDRs as compared to other investment vehicles, such as mutual funds, both on an individual and a group basis (e.g., stock index mutual funds). Such information may include comparisons of costs and expense ratios, expressed either in dollars or basis points, stock lending activities, permitted investments and hedging activities (e.g., engaging in options or futures transactions), and portfolio turnover data and analyses. In addition, such information may quote, reprint or include portions of financial, scholarly or business publications or periodicals, including model allocation schedules or portfolios, as the foregoing relate to the comparison of SPDRs to other investment vehicles, current economic, financial and political conditions, investment philosophy or techniques, or the desirability of owning SPDRs.

  In addition, information on the performance of SPDRs on the basis of changes in price per SPDR with or without reinvesting all dividends and/or any distributions of capital in additional SPDRs may be included from time to time in such information. Total return measures the percentage growth in the total dollar value of an investment in SPDRs (reflecting dividends and capital appreciation but without provision for any income taxes payable). Average annualized performance will be stated for various periods. Total return figures may also be stated for a period from the Initial Date of Deposit, a date at least twelve months prior to the end of the reporting period or for annual periods for the life of the Trust. Information on the S&P 500 Index contained in this Prospectus, as updated from time to time, may also be included from time to time in such material. The performance of the Trust, of the S&P 500 Index (provided information is also given reflecting the performance of the Trust in comparison to that S&P 500 Index) or both may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt funds) or mutual funds such as those reported by Lipper Analytical Services Inc., Money Magazine Fund Watch, Wiesenberger Investment Companies Service, Morningstar Incorporated and Value Line Investment Survey each of which measures performance following their own specific and well-defined calculation measures, or of the New York Stock Exchange Composite Index, the American Stock Exchange Index (indices of stocks traded on the New York and American Stock Exchanges, respectively), the Dow Jones Industrial Average (an index of 30 widely traded common stocks) or the NASDAQ Composite Index (an unmanaged index of over-the-counter stocks) or similar measurement standards during the same period of time. In addition to all other sources of comparative information, comparative performance figures published by other funds or money managers may be included from time to time. Information may also be included regarding the aggregate amount of assets committed to index investing generally by various types of investors, such as pension funds and other institutional investors, which currently exceeds $300 billion.

  Information on the relative price performance of SPDRs in relation to other securities and/or indices may be represented in the form of "correlation". Correlation is a standard measure of the degree of linear association between two price series, and ranges from minus one hundred percent (-100%) (i.e. perfect negative linear association) to positive one hundred percent (100%) (i.e., perfect linear association).

  One important difference between SPDRs and conventional mutual fund shares is that the SPDRs are available for purchase or sale on an intraday basis on the American Stock Exchange. An investor who buys shares in a conventional mutual fund will buy or sell shares at a price at or related to the closing NAV per share, as determined by the fund. In contrast, SPDRs are not offered for purchase or redeemed for cash at a fixed relationship to closing NAV. The tables below illustrate the distribution relationship of SPDRs closing prices to NAV for the period 1/29/93 (the first trading date of the SPDR Trust) through 12/31/00, the distribution relationships of high, low and closing prices over the same period, and distribution of bid/asked spreads for 2000. This table should help investors evaluate some of the advantages and disadvantages of SPDRs relative to funds sold and redeemed at prices related to closing NAV. Specifically, the table illustrates in an approximate way the risks of buying or selling SPDRs at prices less favorable than closing NAV and, correspondingly, the opportunities to buy or sell at prices more favorable than closing NAV.

  The investor who purchases or sells SPDRs may wish to evaluate the opportunity to buy or sell on an intraday basis versus the assurance of a transaction at or related to closing NAV. To assist investors in making this comparison, the table illustrates the distribution of percentage ranges between the high and the low price each day and between each extreme daily value and the closing NAV for all trading days from 1/29/93 through 12/31/00. The investor may wish to compare these ranges with the average bid/asked spread on SPDRs and add any commissions charged by a broker. The trading ranges for this period will not necessarily be typical of trading ranges in future years and the bid/asked spread on SPDRs may vary materially over time and may be significantly greater at times in the future. There is some evidence, for example, that the bid/asked spread will widen in more volatile markets and narrow when markets are less volatile. Consequently, the investor should expect wider bid/asked spreads to be associated with wider daily spread ranges.

     Daily Percentage Price Ranges: Average and Frequency Distribution for SPDR Trust and S&P 500 Composite Stock Price Index; Highs and Lows vs. Close*
                (From 1/29/93 through 12/31/00 Except as Noted)

S&P 500 COMPOSITE STOCK PRICE INDEX

                                Intraday High Value   Intraday Low Value
           Daily % Price Range  Above Closing Value  Below Closing Value
           -------------------- -------------------- --------------------
  Range    Frequency % of Total Frequency % of Total Frequency % of Total
  -----    --------- ---------- --------- ---------- --------- ----------
 0-- .25%        1      0.05%       848     42.38%       545     27.24%
 .25-- .5%      237     11.84%       392     19.59%       498     24.89%
  .5-- 1%      753     37.63%       430     21.49%       525     26.24%
 1-- 1.5%      483     24.14%       163      8.15%       233     11.64%
 1.5-- 2%      278     13.89%        85      4.25%       117      5.85%
 2-- 2.5%      124      6.20%        50      2.50%        46      2.30%
 2.5-- 3%       65      3.25%        16      0.80%        13      0.65%
 3-- 3.5%       29      1.45%         9      0.45%        13      0.65%
   > 3.5%       31      1.55%         8      0.40%        11       0.55
---------    -----    -------     -----    -------     -----    -------
Total        2,001    100.00%     2,001    100.00%     2,001    100.00%

                   Average Daily Range: 1.2105%

SPDR TRUST

                                Intraday High Value   Intraday Low Value
           Daily % Price Range  Above Closing Value  Below Closing Value
           -------------------- -------------------- --------------------
  Range    Frequency % of Total Frequency % of Total Frequency % of Total
  -----    --------- ---------- --------- ---------- --------- ----------
 0-- .25%       20      1.00%       739     36.93%       528     26.39%
 .25-- .5%      246     12.29%       455     22.74%       527     26.34%
  .5-- 1%      626     31.28%       424     21.19%       512     25.59%
 1-- 1.5%      524     26.19%       212     10.59%       252     12.59%
 1.5-- 2%      310     15.49%        64      3.20%       101      5.05%
 2-- 2.5%      131      6.55%        64      3.20%        43      2.15%
 2.5-- 3%       77      3.85%        25      1.25%        14      2.15%
 3-- 3.5%       31      1.55%         9      0.45%        13      0.65%
   > 3.5%       36      1.80%         9      0.45%        11      0.55%
---------    -----    -------     -----    -------     -----    -------
Total         2001    100.00%      2001    100.00%      2001    100.00%

                   Average Daily Range: 1.2622%
-----------
* Source: Bloomberg

        Frequency Distribution of Discounts and Premiums for SPDR Trust:
          Closing AMEX Price vs. Net Asset Value (NAV) as of 12/31/00

                      Calendar  Calendar  Calendar   Calendar              From
                       Quarter   Quarter   Quarter   Quarter   Calendar 1/29/1993
                       Ending    Ending    Ending     Ending     Year    through
      Range           3/31/2000 6/30/2000 9/30/2000 12/31/2000   2000   12/31/2000
----------------------------------------------------------------------------------
      >200       Days    --        --        --         --        --        --
               -------------------------------------------------------------------
  Basis Points    %      --        --        --         --        --        --
----------------------------------------------------------------------------------
    150--200     Days    --        --        --         --        --        --
               -------------------------------------------------------------------
  Basis Points    %      --        --        --         --        --        --
----------------------------------------------------------------------------------
    100--150     Days    --        --        --         --        --        1
               -------------------------------------------------------------------
  Basis Points    %      --        --        --         --        --       0.0%
----------------------------------------------------------------------------------
     50--100     Days    --        --         1         4         5         13
               -------------------------------------------------------------------
  Basis Points    %      --        --       1.6%       6.3%      2.0%      0.6%
----------------------------------------------------------------------------------
     25--50      Days    10         6         3         6         25       116
               -------------------------------------------------------------------
  Basis Points    %     15.9%     9.5%      4.8%       9.5%      9.9%      5.8%
----------------------------------------------------------------------------------
      0--25      Days    22        23        29         18        92       826
               -------------------------------------------------------------------
  Basis Points    %     34.9%     36.5%     46.0%     28.6%     36.5%     41.3%
----------------------------------------------------------------------------------
   Total Days    Days    32        29        33         28       122       956
               -------------------------------------------------------------------
   at Premium     %     50.8%     46.0%     52.4%     44.4%     48.4%     47.8%
----------------------------------------------------------------------------------
  Closing Price  Days    --        --        --         --        --        8
               -------------------------------------------------------------------
  Equal to NAV    %      --        --        --         --        --       0.4%
----------------------------------------------------------------------------------
   Total Days    Days    31        34        30         35       130       1037
               -------------------------------------------------------------------
  at Discounts    %     49.2%     54.0%     47.6%     55.6%     51.6%     51.8%
----------------------------------------------------------------------------------
     0-- -25     Days    22        26        23         14        85       834
               -------------------------------------------------------------------
  Basis Points    %     34.9%     41.3%     36.5%     22.2%     33.7%     41.7%
----------------------------------------------------------------------------------
    -25-- -50    Days     7         7         7         15        36       165
               -------------------------------------------------------------------
  Basis Points    %     11.1%     11.1%     11.1%     23.8%     14.3%      8.2%
----------------------------------------------------------------------------------
   -50-- -100    Days     2         1         0         5         8         36
               -------------------------------------------------------------------
  Basis Points    %     3.2%      1.6%      0.0%       7.9%      3.2%      1.8%
----------------------------------------------------------------------------------
   -100-- -150   Days    --        --        --         --        --        1
               -------------------------------------------------------------------
  Basis Points    %      --        --        --         --        --       0.0%
----------------------------------------------------------------------------------
   -150-- -200   Days    --        --        --         --        --        --
               -------------------------------------------------------------------
  Basis Points    %      --        --        --         --        --        --
----------------------------------------------------------------------------------
      <-200      Days    --        --        --         1         1         1
               -------------------------------------------------------------------
  Basis Points    %      --        --        --        1.6%      0.4%      0.0%
----------------------------------------------------------------------------------

  Close was within 0.25% of NAV better than 83% of the time from 1/29/93 (the first day of trading on the AMEX) through 12/31/00.

----------
Source: American Stock Exchange LLC.

SPDR BID/ASKED SPREAD DISTRIBUTION (2000 Only)

             Range                                                  % of Total
         --------------                                             ----------
          1/64 --  1/16                                                3.48%
          5/64 --  1/8                                                26.64%
          9/64 --  3/16                                               53.61%
         13/64 --  1/4                                                14.74%
         17/64 --  5/16                                                0.77%
         21/64 --  3/8                                                 0.54%
              >  25/64                                                 0.23%
         --------------                                              -------
         Total                                                       100.00%

  The price range of shares for 2000 was from 125 17/32 to 155 3/4; consequently, 1/8 was from 0.10% to 0.08% of the share price.

-----------
* Source: American Stock Exchange LLC

  Information relating to the relative price performance of SPDRs may be compared against a wide variety of investment categories and asset classes, including common stocks, small capitalization stocks, long and intermediate term corporate and government bonds, Treasury bills, the rate of inflation in the United States (based on the Consumer Price Index ("CPI") and combinations of various capital markets. Historical returns of these and other capital markets in the United States may be provided by independent statistical studies and sources, such as those provided by Ibbotson Associates of Chicago, Illinois. The performance of these capital markets is based on the returns of different indices. Information may be presented using the performance of these and other capital markets to demonstrate general investment strategies. So, for example, performance of SPDRs may be compared to the performance of selected asset classes such as short-term U.S. Treasury bills, long-term U.S. Treasury bonds, long-term corporate bonds, mid-capitalization stocks, foreign stocks and small capitalization stocks and may also be measured against the rate of inflation as set forth in well-known indices (such as the CPI). Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. Performance of SPDRs may also be compared to that of other indices or compilations that may be developed and made available to the investing public in the future. Of course, such comparisons will only reflect past performance of SPDRs and the investment categories, indices or compilations chosen and no guarantees can be made of future results regarding the performance of either SPDRs or the asset classes chosen for such comparisons.

                         DIVIDEND REINVESTMENT SERVICE

  The Trust has made the DTC book-entry Dividend Reinvestment Service (the "Service") available for use by Beneficial Owners through DTC Participants for reinvestment of their cash proceeds. Note that some DTC Participants may not elect to utilize the Service; therefore, after the Service is made available for SPDRs, an interested SPDR investor may wish to contact such investor's broker to ascertain the availability of the Service through such broker. Interested Beneficial Owners should also note that each broker may require investors to adhere to specific procedures and timetables in order to participate in the Service and such investors should ascertain from their broker such necessary details. SPDRs acquired pursuant to the Service will be held by the Beneficial Owners in the same manner, and subject to the same terms and conditions, as for original ownership of SPDRs.

  Distributions reinvested in additional SPDRs through the Service will nevertheless be taxable dividends to Beneficial Owners to the same extent as if received in cash.

  The Trustee will generally utilize the cash proceeds of dividends received from all Beneficial Owners participating in reinvestment through the Service to obtain Index Securities necessary to create the requisite number of SPDRs at the close of business on each SPDR distribution date. Any cash balance remaining after the requisite number of SPDRs has been created will be distributed, on a pro rata basis, to all Beneficial Owners who participated in the Service. Note that brokerage commissions, if any, incurred in obtaining the Index Securities necessary to create additional SPDRs with the cash from the distributions will be an expense of the Trust.*
-----------
* It is difficult to estimate the annual dollar amount of brokerage commissions that might be incurred in connection with the Dividend Reinvestment Service during any fiscal year. The Trustee estimates that during fiscal year 2000, the approximate amount of annual brokerage commissions incurred in implementing the Service was less than $0.001 per SPDR. There can be no guarantee that either the size of the Trust or the number of outstanding SPDRs will remain constant, or that dividend payments, the cost of brokerage commissions incurred to purchase Index Securities or Beneficial Owner participation will remain the same as it was during fiscal year 2000.

                           GLOSSARY OF DEFINED TERMS

                                                                           Page
                                                                           ----
"Adjustment Amount"....................................................... B-72
"Adjustment Day".......................................................... B-57
"Balancing Amount"........................................................ B-58
"Beneficial Owners"....................................................... B-51
"Business Day"............................................................ B-32
"Cash Component".......................................................... B-29
"Cash Redemption Payment"................................................. B-73
"Closing Time"............................................................ B-46
"Code".................................................................... B-33
"Commission".............................................................. B-29
"Creation Units"..........................................................  A-2
"Depository Agreement".................................................... B-52
"Depository".............................................................. B-32
"Distributor"............................................................. B-37
"Dividend Equivalent Payment"............................................. B-29
"Dividend Payment Date"................................................... B-79
"DTC Cut-Off Time"........................................................ B-77
"DTC Participants"........................................................ B-50
"Evaluation Time".........................................................  B-2
"Ex-Dividend Date"........................................................ B-79
"Excess Cash Amounts"..................................................... B-73
"Exchange"................................................................  A-2
"Global Security"......................................................... B-50
"Index Securities"........................................................ B-28
"Indirect Participants"................................................... B-51
"Initial Date of Deposit".................................................  B-3
"License Agreement"....................................................... B-63
"Misweighting Amount"..................................................... B-54
"Misweighting"............................................................ B-54
"NAV".....................................................................  A-2
"NAV Amount".............................................................. B-57
"NSCC Business Day"....................................................... B-40
"NSCC".................................................................... B-29
"Participant Agreement"................................................... B-48
"Participating Party"..................................................... B-29
"Portfolio Deposit Amount"................................................ B-58
"Portfolio Deposit"....................................................... B-30
"Portfolio"............................................................... B-43
"Record Date"............................................................. B-79

                                                                       Page
                                                                    -----------
"Request Day"......................................................        B-57
"S&P"..............................................................         A-1
"S&P 500 Index"....................................................        B-28
"Securities".......................................................         A-3
"Service"..........................................................        B-97
"SPDR Clearing Process"............................................        B-29
"SPDR"............................................................. Front Cover
"Sponsor".......................................................... Front Cover
"Standard & Poor's"................................................         A-1
"Termination Date".................................................        B-37
"Transaction Fee"..................................................        B-30
"Transmittal Date".................................................        B-46
"Trust Agreement"..................................................        B-28
"Trust"............................................................         A-2
"Trustee"..........................................................         A-2
"Weighting Analysis"...............................................        B-54

STANDARD & POOR'S DEPOSITARY RECEIPTS (SPDRs)
SPDR TRUST, SERIES 1

SPONSOR:
PDR SERVICES LLC

--------------------------------------------------------------------------------

This Prospectus does not include all of the information with respect to the SPDR Trust set forth in its Registration Statement filed with the Securities and Exchange Commission (the "Commission") in Washington, D.C. under the:

 . Securities Act of 1933 (File No. 33-46080) and
 . Investment Company Act of 1940 (File No. 811-7330).

To obtain copies from the Commission at prescribed rates--
Write: Public Reference Section of the Commission
 450 Fifth Street, N.W., Washington, D.C. 20549-6009
Call: 1-800-SEC-0330
Visit: http://www.sec.gov

--------------------------------------------------------------------------------

No person is authorized to give any information or make any representation about the SPDR Trust not contained in this Prospectus, and you should not rely on any other information. Read and keep both parts of this Prospectus for future reference.

--------------------------------------------------------------------------------

Prospectus dated January 24, 2001